EXHIBIT 2.1
                                                                     -----------




                            SHARE PURCHASE AGREEMENT


                          Dated as of February 1, 2004

                                      Among

                        RIVERSIDE FOREST PRODUCTS LIMITED
                                  as Purchaser

                                       and

                               LESLIE J. KERR LTD.
                                    as Vendor

                                       and

                          JOHN C. KERR and TIM C. KERR
                                  as Principals








                                 [LOGO OMITTED]

                             BULL, HOUSSER & TUPPER


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                                TABLE OF CONTENTS



1.       INTERPRETATION........................................................2

   1.1      DEFINITIONS........................................................2
   1.2      CONSTRUCTION AND INTERPRETATION....................................7
   1.3      BUSINESS DAY.......................................................8
   1.4      USE OF THE WORD "INCLUDING"........................................8
   1.5      USE OF THE WORDS "BEST KNOWLEDGE"..................................8
   1.6      MATERIALITY........................................................8
   1.7      GOVERNING LAW......................................................9
   1.8      SEVERABILITY.......................................................9
   1.9      TIME OF ESSENCE....................................................9
   1.10     FORM OF PAYMENT...................................................10
   1.11     SCHEDULES.........................................................10

2.       PURCHASE AND SALE....................................................10

   2.1      PURCHASE AND SALE COVENANT........................................10
   2.2      PURCHASE PRICE....................................................10
   2.3      PAYMENT OF PURCHASE PRICE.........................................10
   2.4      ALLOCATION OF PURCHASE PRICE......................................10
   2.5      WORKING CAPITAL ADJUSTMENT........................................11
   2.6      ADJUSTMENT FOR COUNTERVAILING AND ANTI-DUMPING DUTIES.............14
   2.7      PRE-CLOSING ADJUSTMENTS...........................................15

3.       VENDOR'S REPRESENTATIONS AND WARRANTIES..............................15

   3.1      CORPORATE AND SHARE REPRESENTATIONS...............................15
   3.2      FINANCIAL AND TAX REPRESENTATIONS.................................17
   3.3      POST STATEMENT DATE REPRESENTATIONS...............................20
   3.4      ASSET REPRESENTATIONS.............................................21
   3.5      CONTRACTUAL REPRESENTATIONS.......................................24
   3.6      CUSTOMER AND SUPPLIER REPRESENTATIONS.............................26
   3.7      EMPLOYEE REPRESENTATIONS..........................................26
   3.8      EMPLOYEE BENEFITS REPRESENTATIONS.................................27
   3.9      TIMBER TENURES....................................................28
   3.10     GENERAL VENDOR REPRESENTATIONS....................................29
   3.11     CERTIFICATES......................................................30

4.       REPRESENTATIONS OF THE PURCHASER.....................................30

   4.1      GENERAL REPRESENTATIONS...........................................30
   4.2      PURCHASER'S SHARES................................................31

5.       PRE AND POST CLOSING COVENANTS.......................................32

   5.1      CONDUCT OF BUSINESS DURING INTERIM PERIOD.........................32
   5.2      ACCESS FOR DUE DILIGENCE..........................................33
   5.3      CONSENTS AND AUTHORIZATIONS.......................................34

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                                       ii


   5.4      NOTICE OF UNTRUE REPRESENTATION OR WARRANTY.......................34
   5.5      ACTIONS TO SATISFY CLOSING CONDITIONS.............................35
   5.6      TRANSFER OF THE PURCHASED SHARES..................................36
   5.7      CONFIDENTIALITY...................................................36
   5.8      PRE-CLOSING TRANSACTIONS..........................................36
   5.9      POST CLOSING MATTERS..............................................36

6.       CONDITIONS OF CLOSING................................................37

   6.1      PURCHASER'S CONDITIONS OF CLOSING.................................37
   6.2      VENDOR'S CONDITIONS OF CLOSING....................................38

7.       CLOSING..............................................................39

   7.1      CLOSING DATE......................................................39
   7.2      OPTIONAL EXTENSION OF CLOSING DATE................................39
   7.3      PLACE OF CLOSING..................................................39
   7.4      CLOSING DOCUMENTS.................................................39
   7.5      CLOSING...........................................................41
   7.6      WAIVER............................................................41
   7.7      RISK OF LOSS......................................................41

8.       INDEMNIFICATION......................................................42

   8.1      RELIANCE..........................................................42
   8.2      VENDOR'S INDEMNIFICATION..........................................42
   8.3      PURCHASER'S INDEMNIFICATION.......................................44
   8.4      SURVIVAL OF INDEMNITY.............................................44
   8.5      LIMITATION OF INDEMNITY...........................................45
   8.6      NOTICE AND CONDUCT OF THIRD PARTY CLAIMS..........................45
   8.7      NOTICE OF CLAIMS AGAINST VENDOR...................................47

9.       TERMINATION..........................................................47

   9.1      TERMINATION BY PURCHASER..........................................47
   9.2      TERMINATION BY VENDOR.............................................47
   9.3      EFFECT OF WAIVER..................................................47
   9.4      WITHOUT PREJUDICE.................................................48
   9.5      BREAK FEE.........................................................48

10.      VENDOR'S CONTINUED EXISTENCE.........................................48

   10.1     CONTINUED EXISTENCE OF VENDOR.....................................48

11.      GENERAL..............................................................48

   11.1     SURVIVAL OF REPRESENTATIONS.......................................48
   11.2     ACCESS TO BOOKS AND RECORDS.......................................49
   11.3     COMMISSIONS, LEGAL FEES...........................................49
   11.4     PUBLIC ANNOUNCEMENTS AND POST CLOSING CONFIDENTIALITY.............49
   11.5     ASSIGNMENT........................................................49
   11.6     ENUREMENT.........................................................49
   11.7     NOTICES...........................................................49

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                                      iii


   11.8     WAIVERS...........................................................50
   11.9     FURTHER ASSURANCES................................................51
   11.10    REMEDIES CUMULATIVE...............................................51
   11.11    DELIVERY BY FAX...................................................51
   11.12    COUNTERPARTS......................................................51
   11.13    AMENDMENTS........................................................51
   11.14    SUBMISSION TO JURISDICTION........................................51
   11.15    ENTIRE AGREEMENT..................................................52

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                                       iv


SCHEDULE 1.1(H)           MACHINERY, EQUIPMENT, FURNITURE AND SUPPLIERS

SCHEDULE 1.1(Y)           ENVIRONMENTAL INDEMNITY AGREEMENT

SCHEDULE 1.1(KK)          LANDS

SCHEDULE 1.1(TT)          PERMITTED ENCUMBRANCES

SCHEDULE 1.1(KKK)         WORKING CAPITAL

SCHEDULE 2.6              DUTY ADJUSTMENT CALCULATION

SCHEDULE 3.1(B)           BUSINESS QUALIFICATION

SCHEDULE 3.1(D)           SHARE CAPITAL OF SUBSIDIARIES AND SHARES OWNED
                          BY THE COMPANY

SCHEDULE 3.1(N)           DIRECTORS AND OFFICERS

SCHEDULE 3.2(A)           ANNUAL FINANCIAL STATEMENTS

SCHEDULE 3.2(I)           GUARANTEES

SCHEDULE 3.2(J)           TAX RETURNS

SCHEDULE 3.2(T)           BANK ACCOUNTS AND POWERS OF ATTORNEY

SCHEDULE 3.3(A)           EXCLUDED ASSETS AND PRE-CLOSING TRANSACTIONS

SCHEDULE 3.4(L)           LEASES

SCHEDULE 3.4(N)           INTELLECTUAL PROPERTY

SCHEDULE 3.4(O)           FORMER PROPERTIES

SCHEDULE 3.5(A)           PERMITS

SCHEDULE 3.5(B)           MATERIAL CONTRACTS

SCHEDULE 3.5(B)


MATERIAL CONTRACTS

SCHEDULE 3.5(D)           LITIGATION

SCHEDULE 3.5(F)           INSURANCE

SCHEDULE 3.5(H)           INDEBTEDNESS TO COMPANY

SCHEDULE 3.5(K)           NATIVE LAND CLAIMS

SCHEDULE 3.6(D)           CUSTOMER CLAIMS

SCHEDULE 3.7              EMPLOYEES

SCHEDULE 3.8              EMPLOYEE PLANS

SCHEDULE 3.9              TIMBER TENURES

SCHEDULE 3.10(B)          VENDOR'S REQUIRED APPROVALS

SCHEDULE 4.1(D)           PURCHASER'S REQUIRED APPROVALS

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                                       v


SCHEDULE 7.4(I)           OPINION OF VENDOR'S SOLICITOR

SCHEDULE 7.4(J)           EMPLOYMENT AGREEMENT - JOHN C. KERR

SCHEDULE 7.4(Q)           OPINION OF PURCHASER'S SOLICITOR


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                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT made the 1st day of February, 2004.

AMONG

                  LESLIE J. KERR LTD., a company incorporated under the laws of British Columbia having an office at Suite 800 - 1090 West Georgia Street, Vancouver, British Columbia, V6E 3V7

                  (the "VENDOR")

AND:

                  RIVERSIDE FOREST PRODUCTS LIMITED, a company incorporated under the laws of British Columbia having an office at of 820 Guy Street, Kelowna, British Columbia

                  (the "PURCHASER")

AND:

                  JOHN C. KERR, business person of Vancouver, British
                  Columbia

                  ("JOHN")

AND:

                  TIMOTHY C. KERR, business person of Vancouver, British
                  Columbia

                  ("TIM")

                  (John and Tim, collectively the "PRINCIPALS")



WHEREAS:

A. The Vendor is the registered holder and beneficial owner of all of the issued and outstanding shares of the Company;

B. At the Closing provided for herein the Company will be indebted to the Vendor in the amount of the Vendor's Loans.

C. The Vendor wishes to sell, and the Purchaser wishes to purchase, the Vendor's Shares and the Vendor's Loans.


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                                     2


D. The Principals are the indirect legal and beneficial owners of all of the issued and outstanding shares of the Vendor and will benefit directly from the Vendor entering into this Agreement with the Purchaser.

IN CONSIDERATION of the covenants and agreements in this Agreement, the Parties agree as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

In this Agreement except as expressly provided or as the context otherwise requires:

         (a) "AAC" means the Company's allowable annual cut as allocated in the Timber Tenures issued under the FOREST ACT;

         (b) "ACCOUNTS RECEIVABLE" means all accounts receivable, notes receivable and other debts due or accruing due to the Company;

         (c) "AFFILIATE" has the meaning given to it in the COMPANY ACT (British Columbia);

         (d) "AGREEMENT" means this agreement including any recitals and Schedules to this agreement, as amended, supplemented or restated from time to time;

         (e) "ANCILLARY AGREEMENTS" means all agreements, certificates and other instruments delivered or given pursuant to this Agreement;

         (f) "APPLICABLE LAW" in respect of any Person, property, transaction or event, means all laws, statutes, ordinances, regulations, municipal by-laws, treaties, judgments and decrees applicable to that Person, property, transaction or event and, whether or not having the force of law, all applicable official directives, rules, consents, approvals, authorizations, guidelines, orders and policies of any Governmental Authority having or purporting to have authority over that Person, property, transaction or event and all general principles of common law and equity but excluding all Environmental Laws;

         (g) "ARM'S LENGTH" has the meaning given to it in the TAX ACT as at the Commitment Date;

         (h) "ASSETS" means all property and assets of the Company of every nature and kind and wheresoever situate including (i) the Property, (ii) all machinery, equipment, accessories and supplies of all kinds including those described in Schedule 1.1(h), (iii) all Inventories, (iv) all Accounts Receivable and the full benefit of all security for the Accounts Receivable, (v) all prepaid expenses, (vi) the Intellectual Property, (vii) the Material Contracts, (vii) the Leases, and
                  (ix) the Books and Records but not including the Excluded Assets;

         (i) "ASSOCIATES" as describing the relationship between two Persons, means that they are "related persons" as defined in the TAX ACT;

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                                       3


         (j) "AUDITED WORKING CAPITAL STATEMENT" has the meaning given to it in Section 2.5(a);

         (k)      "BILL 28" means the FORESTRY REVITALIZATION ACT (British
                  Columbia) ;

         (l) "BEST EFFORTS" means the efforts that a prudent person who desires to complete the transaction contemplated herein would use in similar circumstances to ensure that a closing occurs as expeditiously as possible but without the necessity of assuming any material obligations or paying any material amounts to third parties, other than amounts payable by the Purchaser in connection with any financing transactions;

         (m) "BOOKS AND RECORDS" means all books of account, tax records, sales and purchase records, customer and supplier lists, computer software, formulae, business reports, plans and projections and all other documents, files, correspondence and other information of the Company (whether or not in written, printed, electronic or computer printout form);

         (n) "BUILDINGS" means all material plant, buildings, structures, erections, improvements, appurtenances and fixtures (including fixed machinery and fixed equipment) situate on any of the Lands;

         (o) "BUSINESS" means the business of harvesting timber and manufacturing and selling forest products as now conducted by the Company;

         (p) "BUSINESS DAY" means a day other than a Saturday, Sunday or statutory holiday in British Columbia;

         (q) "CANADIAN SECURITIES LAWS" means all Applicable Laws relating to securities in each of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec and Nova Scotia, including applicable published policy statements, notices, orders, rulings and other regulatory instruments of the securities regulatory authorities of those provinces;

         (r)      "CLOSING" has the meaning given to it in Section 2.1;

         (s) "CLOSING DATE" has the meaning given to it in Section 7.1 or any other date to which the parties agree;

         (t) "COMPANY" means Lignum Limited, a corporation amalgamated under the laws of British Columbia;

         (u) "COMMITMENT DATE" means the date of this Agreement first written above;

         (v)      "DEPOSIT" has the meaning given to it in Section 7.2;

         (w) "DUTY ADJUSTMENT" means the net amount (including interest) calculated in accordance with Schedule 2.6 payable by the Government of the United States of America to the Company, or payable by the Company to the Government of

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                                       4


                  the United States of America, on account of any rebate, refund, adjustment, recalculation or reclassification of any Softwood Duties;

         (x) "EMPLOYEE PLAN" means any retirement, pension, RRSP, bonus, profit sharing, incentive, phantom stock, stock purchase or option, deferred compensation, severance or termination pay, insurance, health care, disability, salary continuation, legal benefits, vacation, incentive or other employee compensation or benefit plan, trust, arrangement, agreement, policy or practice (whether provided before or after retirement, funded or insured or not, written or oral, formal or informal) which is maintained or otherwise made available by the Company for the benefit of any present or former employees, officers, or directors of the Company;

         (y) "ENVIRONMENTAL AGREEMENT" means the environmental agreement between the Vendor and the Purchaser to be executed at the Closing in the form attached as Schedule 1.1(y)

         (z) "ENVIRONMENTAL LAWS" means all laws, statues, ordinances, regulations, by-laws, judgements or decrees relating to pollution, protection of the natural environment or human health and safety in the workplace, including all common law, the ENVIRONMENTAL ASSESSMENT Act (Canada), the TRANSPORTATION OF DANGEROUS GOODS ACT (Canada), the FISHERIES ACT (Canada), the CANADIAN ENVIRONMENTAL PROTECTION ACT (Canada), the WORKERS COMPENSATION ACT (British Columbia), the WASTE MANAGEMENT ACT (British Columbia), the ENVIRONMENTAL ASSESSMENT ACT ( British Columbia), but excluding Applicable Laws pertaining to silviculture and the harvesting of timber from the Timber Tenures;

         (aa) "EXCLUDED ASSETS" means the assets listed on Schedule 3.3(a) that are to be sold or distributed by the Company before the Closing;

         (bb) "FINAL WORKING CAPITAL STATEMENT" has the meaning given to it in Section 2.5(g);

         (cc) "FINANCIAL STATEMENTS" has the meaning given to it in Section 3.2(a);

         (dd) "FORMER PROPERTIES" means any real property which any of the Company or its predecessors may have owned, leased or occupied at any time but, at the Commitment Date, do not own, lease or occupy;

         (ee) "GAAP" means generally accepted accounting principles in effect in Canada including the accounting recommendations published in the Handbook of the Canadian Institute of Chartered Accountants;

         (ff) "GOVERNMENTAL AUTHORITY" means any domestic or foreign government, including any federal, provincial, state, territorial or municipal government, and any government agency, tribunal, commission or other authority exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government;

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                                       5


         (gg) "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 included in title 15 of the United States Code;

         (hh) "INTELLECTUAL PROPERTY" means all trade-marks, trade names, business names, service names, copyrights, patents, technology rights, inventions, computer software, trade secrets, know-how, industrial designs, domain names and other industrial or intellectual property owned or used in connection with the Business and all applications therefor, including all licences or similar rights used by or granted to the Company in connection therewith;

         (ii) "INTERIM PERIOD" means the period between the Commitment Date and the Closing Date;

         (jj) "INVENTORY" means all inventory of the Company including raw materials, work in progress, finished goods, supplies and stores;

         (kk) "LANDS" means the real property described in Schedule 1.1(kk) including all rights-of-way, leases, licenses or rights of occupation, easements or other similar rights used, owned or enjoyed by the Company in connection with that real property;

         (ll)     "LEASES" has the meaning given to it in Section 3.4(l);

         (mm) "LIEN" means any mortgage, lien, charge, adverse claim, hypothec or encumbrance, whether fixed or floating, on, or any security interest in, any property, whether real, personal or mixed, tangible or intangible, any pledge or hypothecation of any property, any deposit arrangement, priority, conditional sale agreement, other title retention agreement or equipment trust, capital lease or other security arrangements of any kind (and including, in the case of shares or other securities, shareholders agreements, voting trust agreements and similar arrangements);

         (nn) "MATERIAL CONTRACTS" means all contracts to which the Company is a party which:

                  (1) are out of the ordinary course of business of the Company involving cost, expense or liability in excess of $50,000;

                  (2) are continuing agreements involving more than $100,000 over the term of the agreement, including for the purchase, lease or sale of products, supplies, equipment or services;

                  (3)      involve any interest in the Property;

                  (4) restrict or limit the ability of the Company to engage in any business, compete with any Person, operate its assets at maximum production capacity or otherwise conduct its business;

                  (5)      are in connection with any Employee Plan; or

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                                       6


                  (6) are otherwise material in the context of the nature and size of the Company's business and operations or the nature and size of the transactions contemplated by this Agreement;

         (oo) "NOTICE" means any notice, citation, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication, written or oral, from any Person;

         (pp)     "OBJECTION" has the meaning given to it in Section 2.5(c);

         (qq) "PARTIES" means all parties to this Agreement and "PARTY" means any one of them;

         (rr) "PERMITS" means any licence, permit, approval, consent, operating authority, certificate, registration or authorization issued by any Governmental Authority which is required under Applicable Laws in the conduct of the Business;

         (ss) "PERMITTED ACTION" means any suit, action, or other proceeding in any way related to or arising out of this Agreement commenced in the courts of British Columbia and all courts having appellate jurisdiction over those courts, by any Party to this Agreement against any other Party to this Agreement;

         (tt) "PERMITTED ENCUMBRANCES" means, with respect to the Assets, the Liens described in Schedule 1.1(tt);

         (uu) "PERSON" means any natural person, sole proprietorship, partnership, corporation, trust, joint venture, any Governmental Authority or any incorporated or unincorporated entity or association of any nature;

         (vv)     "PRE-CLOSING ADJUSTMENT" has the meaning given to it in
                  Section 2.7;

         (ww)     "PROPERTY" means the Lands and the Buildings;

         (xx)     "PURCHASE PRICE" has the meaning given to it in Section 2.2;

         (yy)     "PURCHASER'S SHARES" has the meaning given to it in Section
                  2.3(a);

         (zz) "REQUIRED APPROVALS" means approvals, waivers, authorizations or consents by any Governmental Authority or other Person and declarations, filings or registrations with any Governmental Authority or other Person required in connection with the entering into and the performance of this Agreement including any filings, approvals or consents required under the COMPETITION ACT (Canada), the INVESTMENT CANADA ACT (Canada) or the HSR ACT;

         (aaa) "SOFTWOOD DUTIES" means the countervailing or anti-dumping duties assessed by the Government of the United States of America on shipments of goods to the United States made by the Company on or before the WC Adjustment Date and which have been paid or included as a current liability in the Working Capital on or before the WC Adjustment Date;

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                                       7


         (bbb)    "STATEMENT DATE" means the date set out in Section 3.2(a);

         (ccc)    "SUBSIDIARY" means Dagish Enterprises Ltd.;

         (ddd) "TAX" or "TAXES" includes all taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings, dues and other charges of any nature imposed by any Governmental Authority (including income, capital (including large corporations), withholding, consumption, sales, use, transfer, goods and services or other value-added, excise, customs, anti-dumping, stumpage, countervail, net worth, stamp, registration, franchise, payroll, employment, health, education, business, school, property, local improvement, development, education development and occupation taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings, dues and charges) together with all fines, interest, penalties on or in respect of, or in lieu of or for non-collection of, those taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings, dues and other charges;

         (eee)    "TAX ACT" means the INCOME TAX ACT (Canada);

         (fff) "TIMBER TENURES" means the agreements issued to the Company under the FOREST Act (British Columbia) and described in
                  Schedule 3.9;

         (ggg)    "TIME OF CLOSING" means 10:00 a.m. on the Closing Date;

         (hhh) "VENDOR'S LOANS" means all (and not less than all) of the aggregate principal sum and all interest thereon of the loans or other indebtedness of the Company to the Vendor at the Closing and all evidence of and security for those loans;

         (iii) "VENDOR'S SHARES" means all (and not less than all) of the issued and outstanding shares of the Company;

         (jjj)    "WC ADJUSTMENT DATE" means January 31, 2004; and

         (kkk) "WORKING CAPITAL" means Working Capital as defined in Schedule 1.1(kkk).


1.2       CONSTRUCTION AND INTERPRETATION

The division of this Agreement into sections, the insertion of headings and the provision of a table of contents are for convenience only, do not form a part of this Agreement and will not be used to affect the construction or interpretation of this Agreement. Unless otherwise specified:

         (a) each reference in this Agreement to "SECTION" and "SCHEDULE" is to a Section of, and a Schedule to, this Agreement;

         (b) each reference to a statute is deemed to be a reference to that statute, and to the regulations made under that statute, as amended, replaced or re-enacted from time to time;

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                                       8


         (c) each reference to a ministry, office, agency or similar body of any Governmental Authority is deemed to be a reference to any successor or replacement of any such ministry, office, agency or similar body;

         (d) words importing the singular include the plural and vice versa and words importing gender include all genders;

         (e) each reference to "IN WRITING" or "WRITTEN" includes printed, typewritten, faxed or otherwise capable of being visibly reproduced at the point of reception;

         (f) references to time of day or date mean the local time or date in Vancouver, British Columbia,

         (g) all references to amounts of money mean lawful currency of Canada, and

         (h) an accounting term has the meaning assigned to it, and all accounting matters will be determined, in accordance with GAAP consistently applied.


1.3      BUSINESS DAY

If under this Agreement any payment or calculation is to be made, or any other action is to be taken, on or as of a day which is not a Business Day, the payment or calculation is to be made, or that other action is to be taken, on or as of the next day that is a Business Day.

1.4      USE OF THE WORD "INCLUDING"

The word "INCLUDING" when following any general term or statement will not be construed as limiting the general term or statement to the specific matter immediately following the word "including" or to similar matters, and the general term or statement will be construed as referring to all matters that reasonably could fall within the broadest possible scope of the general term or statement.

1.5      USE OF THE WORDS "BEST KNOWLEDGE"

The words "BEST KNOWLEDGE", "TO THE BEST OF THEIR KNOWLEDGE", "TO THE KNOWLEDGE OF" or "OF WHICH THEY ARE AWARE" or other similar expressions limiting the scope of any representation, warranty, acknowledgement, covenant or statement by the Vendor means that the Vendor has made such inquiries, including inquiries of the Company, its officers or directors, as are reasonably necessary to enable the Vendor to make the statement or disclosure.

1.6      MATERIALITY

For the purposes of this Agreement, the dollar amounts set forth throughout this Agreement are a relevant factor (but not the only factor) in determining the meaning of the term "MATERIAL" and, without limiting the generality of the foregoing, an asset, cost, obligation, liability or other matter will be considered to be "MATERIAL" if it:

         (a)      is a Material Contract;

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                                       9


         (b) has a replacement cost or fair market value in excess of $50,000 (either individually or in the aggregate for the same items);

         (c) represents a current or potential cost, obligation or liability which is in excess of $50,000 (either individually or in the aggregate for the same items);

         (d)      is a Timber Tenure of any size or duration; or

         (e) is otherwise material in the context of the nature and size of the Company's business and operations or the nature and size of the transactions contemplated by this Agreement.

1.7      GOVERNING LAW

This Agreement and each of the documents contemplated by or delivered under or in connection with this Agreement are governed exclusively by, and are to be enforced, construed and interpreted exclusively in accordance with, the laws of British Columbia and the laws of Canada applicable in British Columbia which will be deemed to be the proper law of the Agreement.

1.8      SEVERABILITY

Each provision of this Agreement is severable. If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect:

         (a) the legality, validity or enforceability of the remaining provisions of this Agreement; or

         (b) the legality, validity or enforceability of that provision in any other jurisdiction,

except that if:

         (c) on the reasonable construction of this Agreement as a whole, the applicability of the other provision presumes the validity and enforceability of the particular provision, the other provision will be deemed also to be invalid or unenforceable; and

         (d) as a result of the determination by a court of competent jurisdiction that any part of this Agreement is unenforceable or invalid and, as a result of this Section 1.8, the basic intentions of the parties in this Agreement are entirely frustrated, the parties will use all reasonable efforts to amend, supplement or otherwise vary this Agreement to confirm their mutual intention in entering into this Agreement.

1.9      TIME OF ESSENCE

Time is of the essence of this Agreement.

1.10     FORM OF PAYMENT

References to payments to be made under this Agreement will be deemed to contemplate payment by wire transfer issued by a Canadian chartered bank payable at par in Vancouver, British Columbia and payable to the Person entitled to receive payment.

1.11     SCHEDULES

The schedules attached to this Agreement will, for all purposes, be and form an integral part of the Agreement.

2.       PURCHASE AND SALE

2.1      PURCHASE AND SALE COVENANT

On the basis of the warranties, representations and covenants of the Vendor in this Agreement and subject to the fulfilment of any condition that has not been waived by the Party entitled to the benefit thereof, the Purchaser will purchase from the Vendor and the Vendor will sell to the Purchaser the Vendor's Shares and will assign to the Purchaser the Vendor's Loans at the Closing herein provided for (the "CLOSING") free and clear of all Liens and on the terms and conditions herein set out in this Agreement.

2.2      PURCHASE PRICE

Subject to adjustment in accordance with Sections 2.5, 2.6 and 2.7, the aggregate price for the Vendor's Shares and the Vendor's Loans is $100,000,000 (the "PURCHASE PRICE").

2.3      PAYMENT OF PURCHASE PRICE

The Purchaser will pay to the Vendor the Purchase Price at the Closing in accordance with Section 7.4 by:

         (a) issuing to the Vendor or its nominee 630,994 common shares of the Purchaser at a price of $15.848 per share on account of $10,000,000 of the Purchase ; and

         (b) paying the balance of $90,000,000 to the Vendor, subject to adjustment in accordance with Sections 2.5, 2.6 and 2.7, by wire transfer.

2.4      ALLOCATION OF PURCHASE PRICE

The Purchase Price will be allocated among the Vendor's Shares and the Vendor's Loans as follows:

         (a) to the Vendor's Loans, an amount equal to the aggregate amount thereof outstanding on the Closing Date; and

         (b)      to the Vendor's Shares, the balance of the Purchase Price.

Neither the Purchaser nor the Vendor will take a position with any Governmental Authority charged with the collection of any Taxes or in any judicial proceeding which would be inconsistent with the terms of any such allocation without the written consent of the other Parties.

2.5      WORKING CAPITAL ADJUSTMENT

The Purchase Price is subject to adjustment as follows:

         (a)      the Vendor will:

                  (1) cause Grant Thornton LLP, the auditors of the Company, to prepare and deliver to the Purchaser on or before February 20, 2004 an audited statement of the Working Capital as at the WC Adjustment Date, which will be prepared in accordance with GAAP applied on a basis consistent with the Financial Statements (except as required by the determination of Working Capital under this Agreement), together with the auditor's report thereon, showing in reasonable detail the Working Capital of the Company as of 11:59 p.m. on the WC Adjustment Date determined in accordance with this Agreement (the "AUDITED WORKING CAPITAL STATEMENT"); and

                  (2) within 3 Business Days of delivering the Audited Working Capital Statement, deliver to the Purchaser the Company's final internal unaudited financial reporting package for the period ending January 31, 2004 prepared on a basis consistent in all material respects with the final internal unaudited financial reporting package for the period ending on the Statement Date to be delivered to the Purchaser pursuant to section 5.8;

         (b) within 10 Business Days following receipt of the Audited Working Capital Statement, the Purchaser will review the Audited Working Capital Statement and the Vendor will provide access, upon every reasonable request, to the Purchaser and its professional advisors to the Assets and to all working papers of the Vendor's auditors, accounting books and records and the appropriate personnel to verify the accuracy, presentation and other matters relating to the preparation of the Audited Working Capital Statement;

         (c) if the Purchaser has any objections to the Audited Working Capital Statement on the basis that it contains any errors, the Purchaser will so notify the Vendor setting out the alleged error and the amount in dispute (each an "OBJECTION");

         (d) the Purchaser will be deemed to have accepted the Audited Working Capital Statement if it does not notify the Vendor of the Purchaser's Objections within 10 Business Days following receipt of the Audited Working Capital Statement;

         (e) if the Purchaser delivers any Objections to the Audited Working Capital Statement within the 10 Business Day period referred to in paragraph (d), the Purchaser and Vendor will work expeditiously and in good faith in an attempt to resolve the Objections within a further period of 10 Business Days after the date of delivery by the Purchaser to the Vendor of its Objections and, failing resolution, the Objections will be submitted for determination to an independent national firm of chartered accountants mutually agreed to by the Purchaser and the Vendor (and, failing such agreement between the Purchaser and the Vendor within a further period of 2 Business Days, such independent national firm of chartered accountants will be PricewaterhouseCoopers, or if such firm is unable to act, Ernst & Young). The firm of chartered accountants will be deemed to be acting as experts and not as arbitrators and will be asked to express their professional opinion within 10 Business Days as to whether or not the Objections are valid and, if so, what adjustments to the Audited Working Capital Statement must be made in order to correct the errors identified in the Objections, but they will not be instructed or required to themselves audit or value any aspect of the Working Capital. The opinion expressed by such firm of chartered accountants will be final and binding upon the Parties and will not be subject to appeal, absent manifest error;

         (f) the Vendor and the Purchaser will each bear the fees and expenses of their respective professional advisors in preparing or reviewing, as the case may be, the Audited Working Capital Statement and if a matter is referred to a national firm of chartered accountants pursuant to this
                  Section 2.5, the costs and expenses of such firm of chartered accountants will be borne equally by the Vendor and the Purchaser;

         (g) immediately following acceptance or deemed acceptance of the Audited Working Capital Statement by the Purchaser or the receipt by the Purchaser and Vendor of the opinion of a firm of chartered accountants pursuant to Section 2.5(e), as the case may be, the Vendor will deliver to the Purchaser a final statement of the Working Capital (the "FINAL WORKING CAPITAL STATEMENT") which will be created by taking the Audited Working Capital Statement and making such adjustments thereto as shall have been settled upon by agreement of the Purchaser and Vendor or as are set out in (or which necessarily follow from) the opinion rendered by the firm of chartered accountants pursuant to Section 2.5(e). Absent manifest error the Final Working Capital Statement will be final and binding upon the Parties for the purposes of determining the Purchase Price adjustment in subsection 2.5(h), but is without prejudice to any claims made in respect of the representations, warranties, covenants or indemnities made in this Agreement;

         (h) if the amount of Working Capital on the WC Adjustment Date as shown on the Final Working Capital Statement less the net Pre-Closing Adjustments to be made pursuant to Section 2.7:

                  (1) exceeds $30,000,000, then, prior to the Closing Date, the Vendor will cause the Company to pay (or to distribute assets) to or for the account of the Vendor, or to John or Tim, in such amount or value as is necessary to reduce the Working Capital less the net Pre-Closing Adjustments, after taking into account any Tax consequences or benefits to the Company of or from making the payment, to $30,000,000;

                  (2) is less than $30,000,000, then the Purchase Price and the portion of the Purchase Price to be paid in cash to the Vendor at the Closing will both decrease by the amount of the difference between the Working Capital less the net Pre-Closing Adjustments and $30,000,000;

         (i) If the Final Working Capital Statement is not available before the Closing then:

                  (1) the cash portion of the Purchase Price payable at Closing under subsection 2.3(b) will be reduced by $10,000,000 and such sum will be deposited in trust with the Purchaser's solicitors, to be invested in an interest bearing account and held for subsequent adjustment of the Purchase Price based upon the Final Working Capital Statement (the "WC HOLDBACK");

                  (2) The payments, distributions and adjustments made under subsection 2.5(h) will be made at the Closing on an interim basis using the Audited Working Capital Statement in place of the Final Working Capital Statement, mutatis mutandis;

                  (3) Within three (3) Business Days of receipt of the Final Working Capital Statement, the Purchaser will pay to the Vendor, on account of the Purchase Price, the WC Holdback:

                           (A) less the amount by which the amount of the Working Capital in the Final Working Capital Statement is less than the amount of the Working Capital as shown in the Audited Working Capital Statement; or

                           (B) plus the amount by which the amount of the Working Capital in the Final Working Capital Statement exceeds the amount of the Working Capital as shown in the Audited Working Capital Statement;

                  (4) Interest earned on the WC Holdback while invested by the Purchaser's solicitors will be allocated between the Vendor and the Purchaser in proportion to their respective share of the principal portion of the WC Holdback; and

                  (5)      The Purchase Price will be adjusted accordingly; and

         (j)      any adjustment to the Purchase Price pursuant to this Section
                  2.5 will be made in respect of the portion of the Purchase Price allocated to the Vendor's Shares and any such adjustment will not affect the allocation of the Purchase Price to the Vendor's Loans.

2.6      ADJUSTMENT FOR COUNTERVAILING AND ANTI-DUMPING DUTIES

         (a) If at any time after the Closing Date there is a Duty Adjustment and such Duty Adjustment results in the Company:

                  (1) receiving a payment or payments from the Government of the United States of America, the Purchase Price will increase by an amount equal to the Duty Adjustment and the Purchaser will pay the applicable amount of that increase to the Vendor (or as otherwise directed by the Vendor in writing) within 10 Business Days after the end of the calendar month in which such Duty Adjustment is received by the Company; and

                  (2) owing any additional amounts to the Government of the United States of America, the Purchase Price will decrease by an amount equal to the Duty Adjustment and the Vendor will pay the applicable amount of that decrease to the Purchaser within 10 Business Days after the end of the calendar month in which such Duty Adjustment is paid by the Company.

         (b) The Purchaser and the Vendor will work expeditiously and in good faith in an attempt to agree on the amount of any Duty Adjustment resulting from any rebate, adjustment, recalculation, or reclassification of any Softwood Duties and, failing agreement, the matter will be submitted for determination to an independent national firm of chartered accountants mutually agreed to by the Purchaser and the Vendor (and, failing such agreement within a further period of 2 Business Days, such independent national firm of chartered accountants will be PricewaterhouseCoopers, or if such firm is unable to act, Ernst & Young). The firm of chartered accountants will be deemed to be acting as experts and not as arbitrators. The determination of such firm of chartered accountants will be final and binding upon the Parties and will not be subject to appeal, absent manifest error;

         (c) The Purchaser and the Vendor will each bear the fees and expenses of their respective professional advisors in determining the Duty Adjustment and if the matter is referred to a national firm of chartered accountants pursuant to this
                  Section 2.6, the costs and expenses of such firm of chartered accountants will be borne equally by the Vendor and the Purchaser;

         (d)      The adjustment to the Purchase Price provided for in this
                  Section 2.6 will not apply unless within five (5) years after the Closing Date:


                  (1) a Court of competent jurisdiction or an arbitral or trade regulatory body has made an order or determination that will result in a Duty Adjustment being paid to or payable by the Company; or

                  (2) the U.S. Department of Commerce issues the final results of its administrative review of the countervailing duty order on Certain Softwood

                           Lumber Products from Canada for any review period falling prior to the Closing Date and such results have the effect of requiring a Duty Adjustment to be paid to or payable by the Company; or

                  (3) the U.S. Department of Commerce issues the final results of its administrative review of the antidumping duty order on Certain Softwood Lumber Products from Canada for any review period falling prior to the Closing Date and such results have the effect of requiring a Duty Adjustment to be paid to or payable by the Company; or

                  (4) there is a bi-lateral settlement between the governments of Canada and the United States of the softwood lumber trade dispute relating to Softwood Duty, and such settlement has the effect of requiring a Duty Adjustment to be paid to or payable by the Company, regardless of when the Duty Adjustment may actually be paid or become payable thereafter.

         (e) If as a result of a Duty Adjustment it becomes necessary to file an amended Tax return in respect of a period before the Closing, the Parties will each cooperate with the other as necessary to prepare and file such a Tax return.

2.7      PRE-CLOSING ADJUSTMENTS

The Purchase Price will be further adjusted at Closing by the Parties' best estimate acting reasonably and in good faith and with the advice of their respective professional advisors, of the financial impact on the Company and its Working Capital of the transactions, payments and distributions as described on
Schedule 3.3(a), including any Taxes payable or Tax benefits (without duplication) as a consequence of the distribution of Excluded Assets (the "PRE-CLOSING ADJUSTMENT").

3.       VENDOR'S REPRESENTATIONS AND WARRANTIES

As of the date of this Agreement, unless otherwise specified herein:

3.1      CORPORATE AND SHARE REPRESENTATIONS

The Vendor represents and warrants that:

         (a) INCORPORATION. The Company is a corporation duly amalgamated and the Subsidiary is a corporation duly incorporated and each of them is duly organized and existing under the COMPANY ACT (British Columbia), is not a reporting company and is a valid and subsisting company in good standing with respect to filing of annual reports with the Registrar of Companies of British Columbia;

         (b) BUSINESS QUALIFICATION. The Company carries on business in the jurisdictions of British Columbia and Ontario and from time to time has inventory located in the jurisdictions identified on Schedule 3.1(b) (and such other jurisdictions as inventory may be located between the Statement Date and the Closing in the ordinary course of business) and except where indicated on that Schedule, is duly qualified, licensed or registered in such jurisdictions, and does not carry on business or own or lease any assets and is not required to be registered or qualified in any other province or territory of Canada or in any other jurisdiction and the Company has the corporate power to own, lease and operate its property, carry on its business and perform its obligations, if any, under this Agreement and each of the Ancillary Agreements to which it is a party;

         (c) AUTHORIZED AND ISSUED CAPITAL. The authorized capital of the Company is 100,000 Common shares with a par value of $1 per share of which there are issued and outstanding to the Vendor as fully paid and non-assessable 45,000 Common shares;

         (d) AUTHORIZED AND ISSUED CAPITAL OF SUBSIDIARIES. The authorized and issued capital of the Subsidiary is described in Schedule 3.1(d);

         (e) OWNERSHIP. The facts and information contained in the recitals to this Agreement are true in every respect;

         (f) VALID ISSUANCE AND TRANSFER. The Vendor's Shares are validly issued and outstanding as fully paid and non-assessable in the capital of the Company and have been issued in compliance with all Applicable Laws. None of the Vendor's Shares have been transferred by one Person to another except in full compliance with all Applicable Laws, the constating documents of the Company and any other applicable agreements;

         (g) LIENS. The Vendor's Shares and Vendor's Loans are free and clear of all Liens;

         (h) AUTHORITY. The Vendor has good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to implement this Agreement and, in particular, to transfer to the Purchaser the legal title and beneficial ownership of the Vendor's Shares and the Vendor's Loans free and clear of all Liens;

         (i) NO OPTIONS, ETC. No Person, other than the Purchaser has any right, present or future, contingent or absolute (whether by law, pre-emptive or contract), to purchase the Vendor's Shares and the Vendor's Loans or to require the Company to issue any share in its capital and, in particular, there are no outstanding securities of the Company which are convertible into shares in the capital of the Company and there are no outstanding options on or rights to subscribe for any of the unissued shares in the capital of the Company;

         (j) VENDOR'S LOANS. The Vendor's Loans have not been previously assigned and there is no outstanding option, right, commitment or other agreement of any character obligating any Vendor to sell, transfer, pledge or otherwise encumber the Vendors Loans;

         (k) CONSTATING DOCUMENTS. The memorandum and the articles of the Company and have not been altered since February 9, 1993 and the memorandum and articles of the Subsidiary has not been altered since its incorporation except for an alteration of the memorandum to change the name of that Subsidiary;

         (l) OTHER INVESTMENTS. Except for shares owned by the Company in the corporations listed on Schedule 3.1(d), the Company does not own, and is not a party to any agreement to acquire, directly or indirectly, any shares in the capital of, any partnership interest in or any other equity interests in, any Person, and neither the Company nor the Subsidiary has any agreement to acquire, lease, or amalgamate with any other business operations;

         (m)      SUBSIDIARIES. The Subsidiary is wholly owned by the Company;

         (n) DIRECTORS AND OFFICERS. The directors and officers of the Company and the Subsidiary are listed together with their position in Schedule 3.1(n).

3.2      FINANCIAL AND TAX REPRESENTATIONS

The Vendor represents and warrants that:

         (a) ANNUAL FINANCIAL STATEMENTS. The audited financial statements of the Company for the fiscal year ending December 31, 2003 (the "STATEMENT DATE") attached to this Agreement as Schedule 3.2(a) (the "FINANCIAL STATEMENTS") were prepared by the Company in accordance with GAAP applied on a basis consistent with prior years except as noted in the Financial Statements, were audited by Grant Thornton LLP, are correct and accurate in all material respects and present fairly the financial condition and position of the Company in all material respects as at the Statement Date and the results of its operations for the year ended on the Statement Date;

         (b) AUDITED WORKING CAPITAL STATEMENT. The Audited Working Capital Statement to be delivered under Section 2.5 will have been prepared in accordance with GAAP applied on a basis consistent with the Financial Statements (except as required by the determination of Working Capital under this Agreement), will be audited by Grant Thornton LLP, will be correct and accurate in all material respects and present fairly the Working Capital of the Company as at the WC Adjustment Date;

         (c) WORKING CAPITAL. The amount of Working Capital of the Company as at the WC Adjustment Date is consistent with amounts held in accordance with its past practices and is sufficient for the purposes of operating the Business in its present form and at its present level of activity and for the purpose of fulfilling, in accordance with their respective terms, all purchase orders, projects and contractual obligations which have been placed with or undertaken by the Company;

         (d) ACCOUNTS RECEIVABLE. The Accounts Receivable shown in the Financial Statements represent the total accounts receivable of the Company as at the Statement Date after deducting $5,571,844 for an allowance for doubtful accounts receivable and are all debts which are owing and to the best of Vendor's knowledge based on historic practices of the Business are fully collectible by the Company within 90 days of the Statement Date without set-off or counterclaim except to the extent the debt has been allowed for as a doubtful account. None of the Accounts Receivable represent monies for goods sold on consignment or on approval;

         (e) ALLOWANCE FOR DOUBTFUL ACCOUNTS. The provision for doubtful Accounts Receivable in the Financial Statements is, and collections since the Statement Date have proven them to be, adequate based on historic practices of the Business;

         (f) INVENTORIES. The Inventories shown in the Financial Statements are valued therein at the lower of average cost and net realizable value and none of the Inventories are obsolete or unsaleable in the ordinary course of business except as provided for in the Financial Statements;

         (g) PREPAIDS AND DEPOSITS. As described in the Financial Statements, the prepaid expenses shown in the Financial Statements are comprised of goods and services paid for in full and refundable deposits payable to the Company upon termination of the applicable leases and contracts;

         (h) LIABILITIES. Neither the Company nor the Subsidiary has any material liabilities, contingent or otherwise, which are not disclosed or reflected in Schedule 3.2(a) except those incurred in the ordinary course of its business after the Statement Date and there have been no payments after the Statement Date of a liability of the Company existing as of the Statement Date and not disclosed or reflected in the Audited Working Capital Statement;

         (i) GUARANTEES. Neither the Company nor the Subsidiary has guaranteed, or agreed to guarantee, any debt, liability or other obligation of any Person except as identified on
                  Schedule 3.2(i);

         (j) TAX RETURNS. To the best of the Vendor's knowledge all Tax returns and reports of each of the Company and the Subsidiary required by law to be filed prior to the date hereof have been filed within the times and in the manner prescribed by law and are true, complete and correct and all Taxes have been paid or accrued in the Financial Statements;

         (k) TAX ASSESSMENTS. The Company has been reviewed, determined and assessed for federal and provincial income taxes for all years to and including the fiscal year ending December 31, 1998 and the Company and the Subsidiary have been assessed with respect to their returns for the year ended

                  December 31, 2002 and March 31, 2002, respectively, and a BC Capital tax audit is currently being performed;

         (l) TAX STATUS. Under the provisions of the Tax Act and the INCOME TAX ACT (British Columbia), each of the Company and the Subsidiary have been, since incorporation, and will be until the Commitment Date, a Canadian-controlled private corporation;

         (m) PROVISION FOR TAXES. Adequate provision will have been made in the Final Working Capital Statement for Taxes payable for the period from January 1, 2004 to the WC Adjustment Date;

         (n) EXTENSION AGREEMENTS. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax return by or payment of, any Taxes by the Company or the Subsidiary;

         (o) COLLECTIONS AND WITHHOLDINGS. The Company has collected or withheld all material amounts required to be collected or withheld by it on account of Taxes and has remitted the same to the appropriate Governmental Authority in the manner and within the time required under any applicable legislation or, if it is not yet due, has provided for it in appropriate accounts for payment when due;

         (p) RULINGS. The Company has not received any written ruling related to Taxes or entered into any agreement with a Governmental Authority relating to Taxes;

         (q) CONTINGENT TAX LIABILITIES. The Vendor, the Company and its directors, officers and employees are not aware of any contingent Tax liabilities of the Company or the Subsidiary or any grounds which will prompt reassessment including aggressive treatment of income and expenses in filing earlier Tax returns;

         (r) BOOKS AND RECORDS. The accounting and financial Books and Records of the Company and the Subsidiary set out and disclose all material financial transactions of the Company and the Subsidiary and such transactions have been accurately recorded in such Books and Records. The Books and Records are not wholly or partly, recorded, stored or maintained or otherwise held by any means (including any electronic, mechanical or photographic process) not available to the Company in the ordinary course of its business;

         (s) MINUTE BOOKS. The minute books and corporate records of the Company and the Subsidiary contain substantially complete and accurate minutes of all meetings and proceedings of the shareholders, directors and committees of the Company and the Subsidiary, all meetings and proceedings were duly called and held, and the share certificate books, registers of transfer, registers of shareholders and registers of directors are complete and accurate in all material respects;

         (t) BANK ACCOUNTS AND POWERS OF ATTORNEY. Schedule 3.2(t) is a correct and complete list of (i) the name of each bank in which the Company has an account or safety deposit box and the names of all persons authorized to draw on the account or to have access to the safety deposit box, and (ii) the names of all Persons holding powers of attorney from the Company.

3.3      POST STATEMENT DATE REPRESENTATIONS

The Vendor represents and warrants that, since the Statement Date:

         (a) ORDINARY COURSE. Except as disclosed on Schedule 3.3(a), the Company and the Subsidiary have carried on its business in the ordinary and normal course in a prudent, businesslike and efficient manner and substantially in accordance with the procedures and practice in effect on the Statement Date and, without limiting the generality of the foregoing, except as disclosed on Schedule 3.3(a) neither the Company nor the Subsidiary has:

                  (1) sold, transferred or otherwise disposed of any Assets except for (i) Assets which are obsolete and which individually or in the aggregate do not exceed $100,000, or (ii) Inventory sold in the ordinary course;

                  (2) declared or paid any dividends or made any other distribution of any kind;

                  (3) made any capital expenditures or commitments therefor which in the aggregate exceed $200,000;

                  (4)      waived or surrendered any right of material value;

                  (5) settled any Accounts Receivable of a material nature at less than face value net of the reserve for that account and has not written off as uncollectible any Accounts Receivable which individually or in the aggregate is material or engaged in transactions giving rise to Accounts Receivable which would involve materially incurred risks or expectation of noncollection;

                  (6) failed to replenish or maintain the quality of its Inventories and supplies in a normal and customary manner consistent with past practice or made any material purchase commitments in excess of the normal and ordinary requirements of the Business or on terms other than the normal and customary ones;

                  (7) compromised or settled any material litigation, proceeding or governmental action relating to the Assets, the Business or the Company;

                  (8) increased its indebtedness for borrowed money, except in the ordinary course of business, or made any loan or advance, or assumed, guaranteed or otherwise become liable with respect of the liabilities or obligation of any Person;

                  (9) entered into any transaction, contract or commitment other than in the ordinary course of business except that the Company has purchased shares in the capital of Fibreco Inc. in the amount of $224,700;

                  (10) discharged or satisfied any Lien or paid any obligation or liability of any of the Company or the Subsidiary other than current liabilities in the ordinary course of business; or

                  (11) agreed, authorized or otherwise committed to do any of the foregoing;

         (b) COMPENSATION AND BONUSES. Except as disclosed in Schedule 3.3(a) or in the normal course of business, neither the Company nor the Subsidiary has paid or agreed to pay any compensation, pension, bonus, share of profits or other benefit to, or for the benefit of, any employee, director, or officer of the Company or the Subsidiary and has not increased the compensation paid or payable of any director, officer or management employee;

         (c) MAINTENANCE. The Company has maintained its plant, machinery and equipment in as good condition as prevailed prior to the Statement Date and has made all necessary preventative maintenance, repairs and replacements;

         (d) INSURANCE. The Company has maintained the same or substantially the same full replacement cost insurance and business interruption insurance coverage as was in place on the Statement Date;

         (e) MATERIAL CHANGE. There has been no material adverse change in the affairs, assets, liabilities, financial condition or business of the Company since the Statement Date, other than any adverse change in the forest industry in the Interior of British Columbia generally occurring since the Statement Date;

         (f) BILL 28. The Company has not received any payments from the Government of British Columbia pursuant to Bill 28;

3.4      ASSET REPRESENTATIONS

The Vendor represents and warrants that:

         (a) BUSINESS. The Business is the only material business operation carried on by the Company since amalgamation, and the property and assets owned or leased by the Company are sufficient to carry on the Business as previously conducted in its last complete fiscal year;

         (b) TITLE. The Company has good and marketable title to and possession of all Assets used by the Company in carrying out its Business including all the assets referred to in the Financial Statements (except the Excluded Assets and those disposed of since the Statement Date in the ordinary course of business) and all assets acquired since the Statement Date, free and clear of all Liens except Permitted Encumbrances, and is not in default of any term of any Lien;

         (c) NO OPTIONS, ETC. No Person has any agreement, option, understanding or commitment or any right to purchase or otherwise acquire from the Company any of the Assets other than pursuant to purchase orders for Inventory sold in the ordinary course of business;

         (d) PROPERTY. The Company has good and marketable title to the Property owned in fee simple, and good leasehold title to the Property leased pursuant to the Leases, all free and clear of all Liens except for Permitted Encumbrances, and to the best of the Vendor's knowledge, the existing use of each Property conforms to all relevant zoning regulations, development controls, land use restrictions and regulations and other Applicable Laws;

         (e) LANDS. The Lands are fully serviced and have suitable access to public roads and all means of ingress to and egress from the Lands were built or installed in accordance and presently fully comply with all lawful requirements of all applicable Governmental Authorities and there are no improvements on any adjoining lands occupied by Persons other than the Purchaser which encroach on the Lands;

         (f) OCCUPANCY. The Company has no indebtedness to any Person which could affect the Company's right, to own and occupy and to obtain revenue from the Property;

         (g) MUNICIPAL TAXES. All municipal taxes, rates, levies and assessments of every nature or kind in respect of the Property for the calendar year 2003 and all preceding calendar years have been paid in full and the Company has no present obligation to pay moneys to any Governmental Authority in connection with services, utilities or the like relating to the Property in such calendar years;

         (h)      BUILDINGS. Each Building:

                  (1)      is located wholly within the boundaries of the Lands;

                  (2) to the best of the Vendor's knowledge presently complies with Applicable Law in all material respects as may be required for carrying on its Business in the manner in which it has been previously carried on;

                  (3) to the best of the Vendor's knowledge was constructed or installed in a good and workmanlike manner, has been maintained since its completion in such manner as a prudent owner would maintain it and is structurally sound, in good repair and condition and free of defect, except for reasonable wear and tear; and

                  (4) is not subject to any material outstanding municipal work orders, fire up-grading requirements, health orders or other notices of building deficiencies from any Governmental Authority which require the Company to cure, repair or rectify any breach or non-compliance of the Building or any use thereof;

         (i) INFRINGEMENT. The location and existence of each of the Buildings does not infringe the provisions of any easement, right-of-way or Lien registered against or otherwise charging or affecting the Property;

         (j) EXPROPRIATION. The Vendor has not received any notice and has no knowledge of any intention of any Governmental Authority to expropriate all or any part of the Property or any intention to alter zoning by-laws or official community plans or road or traffic plans so as to affect or potentially affect the Property or the operation thereof or access to or egress from the Property;

         (k) EQUIPMENT. The equipment and machinery listed in Schedule 1.1(h) constitutes all of the material equipment and machinery used by the Company in its business, were substantially all purchased new, and since their purchase (new or used) have been maintained in a manner recommended by their manufacturers and installers and are in normal operating condition and in a state of reasonable maintenance and repair;

         (l) LEASES. The Company is not a party to, and has not agreed to become a party to, any lease with respect to real or personal property other than the leases described in Schedule 3.4(l) ("LEASES"). The Company has good leasehold title to the lands and equipment held by it under the Leases and has not made any default in the performance of the terms of the Leases that would entitle any of the lessors thereunder to terminate any of the Leases or would render the Company liable in damages and has not assigned or encumbered any Leases. Except for Leases of equipment that are not material, each Lease has been properly registered in the appropriate land registry office or personal property registry. No waiver, indulgence or postponement of the lessee's obligations under the Leases have been granted by the lessor;

         (m) NON-OWNED PROPERTY. The Vendor or its Associates do not own, directly or indirectly, any property or assets which are used by the Company or are necessary or useful in the conduct of its businesses, except for subcontracting arrangements with corporations owned as to 50% by the Company and disclosed on the schedule Material Contracts;

         (n) INTELLECTUAL PROPERTY. The Company is a registered holder of the Intellectual Property listed in Schedule 3.4(n) and the Company is not aware of any misleading or similar names to the trademark or to the Company's name in use in any areas where the business of the Company is conducted. The Vendor has no knowledge of any infringement of the Intellectual Property of the Company and is not aware of any infringement by the Company of any intellectual property of any Person;

         (o) FORMER PROPERTIES. To the actual knowledge of John, Schedule 3.4(o) lists all Former Properties.

3.5      CONTRACTUAL REPRESENTATIONS

The Vendor represents and warrants that:

         (a) LICENSES AND PERMITS. Except as disclosed Schedule 3.5(a), the Company and the Subsidiary holds all Permits including the Permits set forth in Schedule 3.5(a), as may be required for carrying on its Business in the manner in which it has previously been carried on;

         (b) CONTRACTS. The Company does not have any Material Contracts, either oral, written or implied with any Person including employees, agents, lessees, licensees, suppliers, officers or directors except the leases described in Schedule 3.4(l) and the contracts described in Schedule 3.5(b) and the Company has complied with the terms and conditions of the Material Contracts and is not aware of any defaults by the Company or the other party to any such agreement;

         (c) OTHER CONTRACTS. The Company has not breached any of the terms or conditions of any contract (excluding the Material Contracts) and, to the knowledge of the Vendor, all the covenants to be performed by any other party to such contracts have been fully performed;

         (d) LITIGATION. Except as described in Schedule 3.5(d) there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best knowledge of the Vendor, threatened against or affecting any of the Company and the Subsidiary at law or at equity or before or by any Governmental Authority;

         (e) COMPLIANCE WITH LAWS. The Company is not in breach of Applicable Laws to which it is subject or which apply to it except that, if required by Applicable Laws, the Company has not registered to conduct business in certain jurisdictions as described on Schedule 3.1(b) in which it maintains product inventory;

         (f) INSURANCE. The Company maintains the insurance policies insuring the Company, its Subsidiaries and the Assets against loss or damage by insurable hazards or risks on a replacement cost basis that it reasonably considers to be prudent in light of the business it conducts and the assets it owns, and:

                  (1) Schedule 3.5(f) contains a list of insurance policies maintained by the Company setting out, in respect of each policy, a description of the type of policy, the name of insurer, the coverage allowance, the expiration date, the annual premium and any pending claims;

                  (2) the Company is not in default with respect to any of the provisions contained in the insurance policies or the payment of any premiums under the insurance policies and has not failed to give any notice or to present any claim under the insurance policies in a due and timely fashion;

                  (3) there has not been any material adverse change in the relationship of the Company with its insurers or the availability of coverage pursuant to the policies;

                  (4) Schedule 3.5(f) lists any and all claims, with reasonable particulars, made under any policies of insurance maintained by or for the benefit of the Company over the 5 calendar years immediately prior to the Commitment Date; and

                  (5) copies of all insurance policies of the Company and the most recent inspection reports received from insurance underwriters have been delivered to the Purchaser;

         (g) MATERIAL ADVERSE EFFECT. As of the Statement Date the Company has not experienced, and the Vendor is not aware of, any occurrence or event which has had, or might reasonably be expected to have, a material adverse effect on the Company's Business or the results of its operations, other than any material adverse change in the forest industry in the Interior of British Columbia generally occurring before the Statement Date;

         (h) INDEBTEDNESS BY VENDOR. Except as disclosed in Schedule 3.5(h) neither the Vendor nor any officer, director, employee or shareholder of the Company are now indebted or under obligation to the Company on any account whatsoever;

         (i) INDEBTEDNESS TO VENDOR. Except for the Vendor's Loans, the Company is not indebted or under any obligation to the Vendor or its Associates on any account whatsoever;

         (j) CANADIAN RESIDENT. The Vendor is a resident of Canada for all purposes of the Tax Act; (K) NATIVE LAND CLAIMS. To the best of the knowledge of the Vendor and except as disclosed in
                  Schedule 3.5(k), no claim of right, title or jurisdiction to or over any lands, waters or products harvested therefrom has been made against the Company or in respect of any of the Assets by any aboriginal peoples by virtue of their status as aboriginal peoples that:

                  (1) if successful, would materially adversely affect the right of the Purchaser to use and enjoy the Assets in the manner heretofore used and enjoyed by the Company; and

                  (2) is not generally known by holders of timber tenures in the Williams Lake area;

         (l) FOREIGN CORRUPT PRACTICES. To the knowledge of the Vendor, neither the Company nor any agent, employee or other Person acting on behalf of the Company has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made any unlawful payment to any government official or employee or to any political party or campaign from corporate funds, violated any provision of the CORRUPTION OF FOREIGN PUBLIC OFFICERS ACT (Canada), as amended, or made any bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.

3.6      CUSTOMER AND SUPPLIER REPRESENTATIONS

The Vendor represents and warrants that:

         (a) NO CHANGE TO LARGEST CUSTOMERS AND SUPPLIERS. Since December 31, 2003 there has been no termination or cancellation of, and no material modification or change in, the business relationship of the Company with its ten largest customers and ten largest suppliers (by dollar amount);

         (b) CONTINUATION. To the best of the knowledge of the Vendor the benefits of any relationship with any of the major customers or suppliers of the Company will continue after the Closing Date in substantially the same manner as prior to the Commitment Date;

         (c) PRODUCT WARRANTIES. The Company has not provided or agreed to provide any express warranties to its customers and, as at the Statement Date, an adequate provision or reserve had been made in the Financial Statements for all such warranties in accordance with GAAP;

         (d) CUSTOMER CLAIMS. Except as set out in Schedule 3.6(d), there are no material outstanding or threatened claims or disputes between the Company and its customers including claims for back charges, rebates, price reductions for breaches of product or service warranties or for product or service liability for products manufactured or sold; and

         (e) PREPAID DELIVERIES. Except to the extent accounted for in the Financial Statements Working Capital, the Company is not obligated to deliver goods to any Person for which the Company has received payment in advance of delivery of such goods.

3.7      EMPLOYEE REPRESENTATIONS

The Vendor represents and warrants that:

         (a)      EMPLOYEES. The Company has 93 salaried employees and Schedule
                  3.7 contains a correct and complete list of each salaried employee, director, independent contractor, consultant and agent of the Company, whether actively at work or not, where applicable their salaries, or consulting fees, positions, ages and length of service;

         (b) UNIONIZATION. Except as described in Schedule 3.7, the Company is not a party to any collective agreement with any trade union or other association of employees and no attempt has been, or is being, made to organize or certify the employees of the Company as a bargaining unit;

         (c) CERTIFICATION. The Company has not been certified by the Labour Relations Board, or its predecessor, and the Company has not voluntarily recognized any trade union or any other employee association as bargaining agent for its employees except as described in Schedule 3.7;

         (d) SUCCESSORSHIP. Since the date of its amalgamation, the Company is not a successor to any other legal entity in respect of any collective agreement or proceeding under the LABOUR RELATIONS CODE (British Columbia) or predecessor enactments;

         (e) COMPLIANCE WITH LAWS. The Company is in compliance with all Applicable Laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages and hours of work;

         (f) COMPLAINTS AND GRIEVANCE. The Company has not and is not engaged in any unfair labour practice and no unfair labour practice complaint, grievance or arbitration proceeding is pending or, to the knowledge of the Vendor, threatened against the Company except for employee grievances or mediation and arbitration proceedings arising in the ordinary course of business which are not material individually or collectively;

         (g) DISABILITIES. No employees are on long term or short term disability or any leave of absence and no employees are off work and in receipt of workers' compensation benefits as of the date hereof except as previously disclosed to the Purchaser;

         (h) LAID OFF EMPLOYEES. No employees are laid off except as previously disclosed to the Purchaser; (I) NO ACCELERATION. The consummation of the transactions contemplated by this Agreement will not constitute an event under any Employee Plan or individual agreement with a present or former employee that will or may result in any severance or other payment or, except as contemplated in Schedule 3.3(a), in the acceleration, vesting or increase in benefits with respect to any present or former employee.

3.8      EMPLOYEE BENEFITS REPRESENTATIONS

The Vendor represents and warrants that:

         (a) EMPLOYEE PLANS. There are no Employee Plans affecting the Company other than those specified in Schedule 3.8, each Employee Plan has been registered, administered and maintained in substantial compliance with its terms and with the requirements prescribed by all laws, statutes, orders, rules, directives and regulations that are applicable to such Employee Plan, including the Tax Act,

                  ("APPLICABLE EMPLOYEE PLAN LAWS") and all registrations, reports, returns and other documents required to be filed with any Governmental Authority or distributed to any Employee Plan participant have been duly filed or distributed on a timely basis;

         (b) CONTRIBUTIONS. All contributions to, and payments from, each Employee Plan have been made in a timely manner and in accordance with the terms of the Employee Plan and Applicable Employee Plan Laws and at the Closing all Employee Plans will be fully funded as required by Applicable Employee Plan Laws, the terms of Employee Plans and the terms of any agreements made with affected employees;

         (c) PAYMENTS. No assets (including surplus assets) have been paid out of an Employee Plan except to a participant (or the beneficiary of a participant) in such Employee Plan in accordance with its terms and the Applicable Employee Plan Laws;

         (d) ACTUARIAL VALUATIONS. The Purchaser has been provided all actuarial valuations, if any, prepared for each Employee Plan since 1998;

         (e) POST RETIREMENTS BENEFITS. There is no requirement in any Employee Plan to provide post-retirement profit sharing, medical or health benefits to employees;

         (f) INVESTIGATIONS AND CLAIMS. To the best knowledge of the Vendor, there are no impending investigations by any Governmental Authority involving or relating to any Employee Plan, no pending or threatened claims (except for claims for benefits payable in the normal operation of the Employee Plans), suits or proceedings relating to any Employee Plan and there are not any facts that could reasonably be expected to give rise to any such investigation, claim, suit or proceeding;

         (g) COMPLAINTS. No notice has been received by the Company of any complaints or other proceedings of any kind involving the Company or any of the employees of the Company before any pension board or committee relating to any Employee Plan.

3.9      TIMBER TENURES

The Vendor represents and warrants that except as disclosed on Schedule 3.9:

         (a) Each of the Timber Tenures is now recorded on the records of the applicable Governmental Authority in the name of the Company or the Subsidiary, as the case may be, all rentals, stumpage, royalty waste assessments and other taxes, assessments and costs arising under the Timber Tenures that have been billed and are due and payable now are paid in full, no notice of suspension, cancellation, reduction in term or realization on any security deposited by the Company or the Subsidiary in respect of any of the Timber Tenures is outstanding and neither the Vendor nor the Company is aware of any fact or event that has occurred and could, in the reasonable expectation of the Vendor or the Company, result in any such suspension, cancellation, reduction in term or realization;

         (b) The Company has observed and performed in all material respects commensurate with good forest industry practice prevailing in the Williams Lake and 100 Mile House Timber Supply Areas as at the date hereof, all covenants, agreements and obligations on its part to be observed or performed under the provisions of each of the Timber Tenures and all licenses, authorizations, permits contracts, approved forest management, operation and reforestation plans and other agreements relating thereto, the FOREST ACT (British Columbia), the FOREST PRACTICES CODE OF BRITISH COLUMBIA ACT (British Columbia) and all other Applicable Laws, and the Company is not aware of any breaches of any such obligations by contractors working for the Company on the Timber Tenures except as disclosed by the Vendor to the Purchaser in writing before the Commitment Date;

         (c) The Timber Tenures are subject to forest management, operating and reforestation plans approved by the Ministry responsible for the FOREST ACT (British Columbia) (where such approval is required) and the Company and the Subsidiary and, where applicable their contractors, have met all of their material obligations under such plans except to the extent accrued in the Financial Statements;

         (d) Except in respect of the allowable annual cut reduction imposed under Bill 28 and notice of transfer of harvesting rights under Forest Licence A55901 to new operating areas east of the Fraser River, the Company and the Subsidiary have not received any notice of intention by the Ministry responsible for the FOREST ACT to alter or vary any provision, condition or area of the Timber Tenures;

         (e) All deposits under the Timber Tenures are in amounts and the forms required by the FOREST ACT and the regulations promulgated thereunder;

         (f) The interests of the Company and the Subsidiary in the Timber Tenures are free and clear of all Liens of any kind whatsoever except Permitted Encumbrances; and

         (g) The Company has not received any notice and is not otherwise aware of any material breach of any of the timber cutting rights or permits or forest management, operating, reforestation or other plans issued or filed pursuant to any of the Timber Tenures which has not been remedied or abandoned by the person having authority to do so.

3.10     GENERAL VENDOR REPRESENTATIONS

The Vendor represents and warrants that:

         (a) NO CONFLICT. The making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not conflict with or result in the breach of, or the acceleration of, any terms, provisions or conditions of or constitute a default under any indenture, mortgage, deed of trust, agreement, lease, franchise, certificate, or other instrument to which the Company or the Vendor are a party or are bound provided that the Required Approvals are obtained;

         (b) AUTHORIZATIONS. Schedule 3.10(b) sets forth a true and complete list of the Required Approvals required by the Vendor in connection with the completion of the transactions, performance of and compliance with the terms of this Agreement by the Vendor or the Company;

         (c) FULL DISCLOSURE. None of the Vendor's representations, warranties or statements contained in this Agreement contain any untrue statement of fact or omit to state any fact necessary in order to make any such representations, warranties or statements not misleading and all information relating to the Company or the Subsidiary which is known or would, on reasonable enquiry, be known to the Vendor and which may be material to a purchase for value of the Vendor's Shares and Vendor's Loans have been disclosed in writing to the Purchaser and any such information arising on or before the Closing Date will forthwith be disclosed in writing to the Purchaser;

         (d) ENFORCEABILITY. This Agreement has been duly executed and delivered by the Vendor and is a legal, valid and binding obligation of the Vendor, enforceable against the Vendor by the Purchaser in accordance with its terms.

3.11     CERTIFICATES

All certificates of the Vendor delivered to the Purchaser and its representatives pursuant to this Agreement, and the information contained in each, will be deemed to be part of the representations and warranties of the Vendor contained in this Section 3.

4.       REPRESENTATIONS OF THE PURCHASER

4.1      GENERAL REPRESENTATIONS

The Purchaser represents and warrants that:

         (a) CORPORATE STATUS. The Purchaser is a corporation duly incorporated under the COMPANY ACT (British Columbia), is a reporting company, is a valid and subsisting company in good standing with respect to filing of annual reports with the Registrar of Companies of British Columbia;

         (b) AUTHORITY. The Purchaser has good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to implement this Agreement and, in particular, to purchase the Vendor's Shares and the Vendor's Loans as contemplated herein;

         (c) NO CONFLICT. The making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not conflict with or result in the breach of, or the acceleration of, any terms, provisions or conditions of or constitute a default under: (i) the memorandum or articles of the Purchaser; (ii) any indenture, mortgage, deed of trust, agreement, lease, franchise, certificate or other instrument to which the Purchaser is a party or is bound; or (iii) any term or provision of any licenses, registrations or qualifications of the Purchaser or any order of any Governmental Authority or any Applicable Law provided that the Required Approvals are obtained;

         (d) AUTHORIZATIONS. Schedule 4.1(d) sets forth a true and complete list of the Required Approvals required by the Purchaser in connection with the completion of the transactions contemplated herein;

         (e) INVESTMENT CANADA. The Purchaser is not a non-Canadian as that term is defined in the INVESTMENT CANADA ACT (Canada);

         (f) FULL DISCLOSURE. None of the Purchaser's representations, warranties or statements contained in this Agreement contain any untrue statement of fact or omit to state any fact necessary in order to make any such representations, warranties or statements not misleading and all information relating to the Purchaser which is known or would, on reasonable enquiry, be known to the Purchaser and which may be material to a purchase of the Vendor's Shares and Vendor's Loans has been disclosed in writing to the Vendor and any such information arising on or before the Closing Date will forthwith be disclosed in writing to the Vendor;

         (g) ENFORCEABILITY. This Agreement has been duly executed and delivered by the Purchaser and is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser by each the Vendor in accordance with its terms.

4.2      PURCHASER'S SHARES

The Purchaser represents and warrants that:

         (a) CONSENTS. Prior to Closing, all consents, approvals, permits, authorizations or filings as may be required under Canadian Securities Laws necessary for the execution and delivery of this Agreement and the issuance of the Purchaser's Shares will have been made or obtained, as applicable;

         (b) AUTHORIZED CAPITAL. The authorized capital of the Purchaser consists of 25,000,000 common shares, of which 8,803,993 common shares are issued and outstanding as fully paid and non-assessable;

         (c) OPTIONS. As at the Closing Date, no holder of outstanding securities of the Purchaser will be entitled to any pre-emptive or any similar rights to purchase and no rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares in the capital or other unissued securities of the Purchaser are outstanding;

         (d) CORPORATE AUTHORITY. Prior to Closing, all necessary corporate action will have been taken by the Purchaser validly to issue the Purchaser's Shares as fully paid and non-assessable shares in the capital of the Purchaser;

         (e) REPORTING ISSUER. The Purchaser is a reporting issuer or equivalent in British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec and Nova Scotia, is not in default of any requirement of the Canadian Securities Laws of such jurisdictions, and is not included on a list of defaulting reporting issuers maintained by any of the securities regulators of such jurisdictions;

         (f) QUALIFYING ISSUER. The Purchaser is a "qualifying issuer" as such term is defined in Multilateral Instrument 45-102 - Resale of Securities;

         (g) US REGISTRATIONS. The Purchaser is not registered with any securities regulatory authority in the United States but will become so registered in connection with the financing referred to in Section 6.1(h) after that financing is completed;

         (h) LISTING. The Purchaser's issued and outstanding common shares are, and upon issuance the Purchaser's Shares will be, listed and posted for trading solely on the Toronto Stock Exchange and no order ceasing or suspending trading in any securities of the Purchaser or the trading of any of the Purchaser's issued securities is currently outstanding and no proceedings for such purpose are, to the knowledge of the Purchaser, pending or threatened;

         (i) TSE APPROVAL. The issuance of the Purchaser's Shares has been conditionally approved by the Toronto Stock Exchange, subject only to customary post-issuance filing conditions; and

         (j) TAX STATUS. The Purchaser is a taxable Canadian corporation as defined in section 89 of the Tax Act.

5.       PRE AND POST CLOSING COVENANTS

5.1      CONDUCT OF BUSINESS DURING INTERIM PERIOD

Except as disclosed in Schedule 3.3(a) or contemplated elsewhere in this Agreement, during the Interim Period the Vendor will cause the Company and the Subsidiary to carry on its business in the ordinary and normal course in a prudent, businesslike, and efficient manner and substantially in accordance with the procedures and practices in effect on the Statement Date and without limiting the generality of the foregoing, during the Interim Period the Vendor will not, and will not permit any of the Company or the Subsidiary to, without the prior consent in writing of the Purchaser:

         (a) purchase or sell, consume or otherwise dispose of any of its Assets in connection with its Business except Inventories sold in the ordinary course of business or which is not material to the Business;

         (b) enter into any material contract or assume or incur any liability relating to or in any way affecting its Business except in the ordinary course of business;

         (c) settle any Accounts Receivable of a material nature at less than face value net of the reserve for that account;

         (d) waive or surrender any material right in connection with its Business;

         (e) discharge, satisfy or pay any Lien, obligation or liability in connection with its Business except in the ordinary course of business;

         (f) make any capital expenditures or commitment therefor in connection with its Business in excess of $50,000;

         (g)      issue any shares in its capital;

         (h) increase or improve any compensation, pension, bonus, share of profits or other benefit to, or for the benefit of, any employee, director, or officer of the Company except in the ordinary course of business;

         (i) pay or declare any dividends, make any distributions, or redeem or repurchase any of the Company's shares other than as permitted in Section 2.5(h)(1) or described in Schedule 3.3(a); or

         (j)      alter the memorandum and articles of the Company

and the Vendor will cause the Company and the Subsidiary to:

         (k) maintain insurance on its assets as they are insured on the date hereof;

         (l) use its Best Efforts to preserve and maintain the goodwill of its Business; and

         (m) do all necessary repairs and maintenance to its Assets and take reasonable care to protect and safeguard those Assets in the ordinary course consistent with past practice.

5.2      ACCESS FOR DUE DILIGENCE

During the Interim Period, the Vendor will cause the Company and the Subsidiary at all reasonable times to permit representatives of the Purchaser reasonable access to the Assets including the Lands and Buildings, the Material Contracts, the Employee Plan documents, the Environmental Reports, other agreements, minute books and share registers and to give the Purchaser and its representatives such copies and information with respect thereto as may be reasonably required and to permit the Purchaser to make such audit of the books of account of the Company and the Subsidiary and physical verification of the Inventory of the Company and the Subsidiary as the Purchaser may see fit. The Vendor will cause the Company to cause its senior officers to discuss and answer fully any and all questions relating to the business and affairs of the Company and the Subsidiary. Without limiting the generality of the foregoing, promptly after the execution of this Agreement the Vendor will deliver to the Purchaser a true and complete copy of all wood chip sales and supply agreements of the Business, a detailed listing of all Accounts Receivable as of the Statement Dateand a list of the ten largest customers of the Company as at the Statement Date, by dollar amount, and the history of sales to those customers in the previous three year period.

5.3      CONSENTS AND AUTHORIZATIONS

Both before and after the Closing Date, the Vendor will use Best Efforts to assist the Purchaser in obtaining all Required Approvals, in form and terms which are not materially adverse to the Purchaser or the Company, as are necessary or required in order to permit the sale, transfer and assignment of all of the right, title and interest of the Vendor in and to the Vendor's Shares and the Vendor's Loans to the Purchaser. The Vendor and Purchaser will share equally the fees paid to Governmental Authorities in connection with the pre-merger notifications made under the HSR Act and the Competition Act (Canada). Each Party will promptly inform the other upon receipt of any notice or other communication from a Governmental Authority regarding the transactions contemplated by this Agreement and if either Party receives a request for additional information from a Governmental Authority with respect to the transactions contemplated herein then such party will endeavour in good faith to make, or cause to be made, as soon as reasonably practical and after consultation with the other Party, an appropriate response in compliance with such information request.

5.4      NOTICE OF UNTRUE REPRESENTATION OR WARRANTY.

During the Interim Period each of the Vendor and the Purchaser will promptly notify the other if its senior executive officers or senior managers who are reporting to those executive officers regarding due diligence matters obtain actual knowledge that any of the representations or warranties of the Vendor in this Agreement or in any Ancillary Agreement is or has become untrue or incorrect (without regard to any knowledge qualification of the applicable representation or warranty), and upon the giving of such notice with particulars of the untrue or incorrect representation or warranty the following shall apply:

         (a) senior officers of the parties shall meet (in person or by telephone) and will negotiate in good faith and acting reasonably the terms and conditions of an agreement that will either:

                  (1) oblige the Vendor, at its cost, to carry out a course of action to remedy the applicable facts or circumstances in question to the reasonable satisfaction of the Purchaser once the curative actions are completed (and in that regard the parties acknowledge and agree that the nature of the fact or circumstance or of the course of action required to remedy it may require some or all of the curative actions to be taken after Closing and that the Purchaser may require that security be provided for the completion of such curative actions after Closing); or

                  (2)      adjust the Purchase Price.

                  If the parties are able to come to such an agreement and, where applicable, the Vendor completes the course of action agreed upon in all material respects, the Purchaser shall have no further right or remedy with respect to the untrue or incorrect representation or warranty other than any rights or remedies that exist under such an agreement;

         (b) if the parties are unable to come to an agreement in accordance with clause (a), or if having come to an agreement on a course of action the Vendor fails to remedy the fact or circumstances as agreed before Closing (if applicable), then the Purchaser may either:

                   (1) if it is entitled to do so pursuant to subsection 6.1(a), elect not to complete the purchase contemplated by this Agreement, in which event the Purchaser shall have no further right or remedy with respect to the untrue or incorrect representation or warranty; or

                   (2) complete the purchase contemplated by this Agreement notwithstanding the untrue or incorrect representation or warranty, in which event the Purchaser shall have the rights and remedies set forth in this Agreement or the applicable Ancillary Agreement (as the case may be) arising from that untrue representation or warranty (without regard to any knowledge qualification of the applicable representation or warranty).

Without limiting the foregoing, if a senior executive officer of the Purchaser has actual knowledge that any of the representations or warranties of the Vendor in this Agreement or in any Ancillary Agreement is or has become untrue or incorrect, and fails to disclose that fact to the Vendor during the Interim Period, the Purchaser shall not have any right or recourse against the Vendor after Closing in respect of that particular breach of representation or warranty.

5.5      ACTIONS TO SATISFY CLOSING CONDITIONS

The Vendor will use Best Efforts so as to ensure compliance with all of the conditions set forth in Section 6.1 including ensuring that during the Interim Period and at Closing, there is no breach of any of its representations and warranties. The Purchaser will use Best Efforts so as to ensure compliance with all of the conditions set forth in Section 6.2 including ensuring that during the Interim Period and at Closing, there is no breach of any of its representations and warranties. 5.6 TRANSFER OF THE PURCHASED SHARES

The Vendor will take all necessary corporate steps and corporate proceedings to permit good title to the Vendor's Shares to be duly and validly transferred and assigned to the Purchaser at the Closing, free of all Liens.

5.7      CONFIDENTIALITY

If for any reason the transaction herein provided for is not consummated, the Purchaser will not and will not permit its Associates to:

         (a) directly or indirectly, use for their own purposes any information, trade secrets or confidential data relating to the Company, the Subsidiary or the Business (including the customers of the Business, its operations or the methods of conducting the Business) discovered or acquired by the Purchaser or its authorized representatives as a result of the Vendor making available to the Purchaser or its authorized representatives any of the information and materials in connection with the transaction contemplated under this Agreement;

         (b) disclose, divulge or communicate, orally, in writing or otherwise, any such information, trade secrets or confidential data to any other Person except as may be required by Applicable Laws, in which event the Purchaser will advise the Vendor as far in advance as possible and will provide a draft to the Vendor of the proposed disclosure;

and upon request by the Vendor, the Purchaser will forthwith return to the Company or destroy all materials or documents containing any such information, trade secrets or confidential data.

5.8      PRE-CLOSING TRANSACTIONS

Except as otherwise agreed by the Vendor and the Purchaser, the Vendor will perform those obligations and transactions and make the payments and distributions described on Schedule 3.3(a) to be performed before Closing in the manner provided for therein.

5.9      POST CLOSING MATTERS

After Closing, the Vendor will:

         (a) Until the later of two years after the Closing and the date when John ceases to be a director of the Purchaser, do all reasonable acts and things to assist the Purchaser and the officers and directors of the Company in continuing and furthering the business and goodwill of the Company;

         (b)      perform those obligations and transactions as described on
                  Schedule 3.3(a) to be performed after Closing in the manner provided therein.

6.                CONDITIONS OF CLOSING

6.1      PURCHASER'S CONDITIONS OF CLOSING

The Purchaser's obligation to carry out the terms of this Agreement and to complete the purchase referred to in Section 2.1 hereof is subject to the conditions, each waivable unilaterally by the Purchaser at its election, that:

         (a) all the representations and warranties of the Vendor contained in this Agreement or in any certificate or other document delivered to the Purchaser pursuant hereto, including the Environmental Indemnity Agreement, will be true and correct in all respects on or as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date, save and except those representations and warranties that have been determined to be or become untrue or incorrect during the Interim Period for which either:

                  (1) the Vendor and Purchaser have made an agreement regarding the untrue or incorrect representation or warranty under Section 5.4(a); or

                  (2) the untrue or incorrect representation or warranty represents an actual or potential financial cost, loss or liability to the Purchaser or the Company which is or would reasonably be expected to be less than $5,000,000;

         (b) all the obligations of the Vendor under Section 5.1 and all other material obligations of the Vendor under this Agreement or any Ancillary Agreement to be performed at or before the Closing will have been so performed;

         (c) except for pre-Closing transactions permitted under this Agreement, at the Closing Date there will have been no material adverse change in the affairs, assets, liabilities, financial condition or business of the Company since the Statement Date other than any material adverse change in the forest industry in the Interior of British Columbia generally occurring since the Statement Date, and the Minister of Forests will not have expressed any present intention to cancel any of the Timber Tenures if the control of the Company changes by the sale of the Vendor's Shares as contemplated herein;

         (d) there will have been no material damage or destruction by fire or other hazard to the whole or any material part of the Assets of the Company in the Interim Period not covered by insurance;

         (e) no legal action or other proceeding by law or in equity will be commenced or pending by any Person to enjoin or prohibit:

                  (1) the purchase and sale of the Vendor's Shares and the Vendor's Loans contemplated hereby or the right of the Purchaser to own the Vendor's Shares and the Vendor's Loans; or

                  (2) the right of each of the Company to conduct its operations and carry on its business in the normal course as its Business and its operations have been carried on in the past;

                  that, in the Purchaser's opinion, acting reasonably, would have a reasonable probability of success or prevents the availability of financing for the transactions contemplated by this Agreement;

         (f) the following agreements will have been terminated without cost to the Company by the parties thereto as of the Closing
                  Date:

                  (1)      any shareholders' or similar agreement;

                  (2) any management, consulting or similar agreement between the Company and any other Person not dealing at arm's length with the Vendor;

                  (3) any non-competition, confidentiality or similar agreement between the Company and any other Person not dealing at arm's length with the Vendor other than those agreements in respect of which the Company is the beneficiary and does not have any material obligations; and

                  (4) any profit participation or similar agreement entered into among the Company and its senior management other than pension and lumber trader compensation arrangements disclosed to the Purchaser in writing before the Commitment Date;

         (g) the Purchaser will have either obtained an Advance Ruling Certificate under section 102 of the COMPETITION ACT (Canada) or each of the Vendor and Purchaser will have filed all notices and information required under Part IX of the COMPETITION ACT and have satisfied any outstanding requests for additional information from the Director of Investigation and Research appointed under the COMPETITION ACT ("Director"), and the applicable waiting periods and any extensions thereof will have expired without the Director expressing a present intention to restrain or challenge any part of the transactions contemplated in this Agreement and any applicable waiting period under the HSR Act relating to the transactions contemplated under this Agreement will have expired or been terminated;

         (h) the Purchaser has completed and received the net proceeds of a US$150,000,000 high yield debt financing substantially on the terms described in the January 31, 2004 draft of the offering memorandum for such financing.

6.2      VENDOR'S CONDITIONS OF CLOSING

The obligation of the Vendor to carry out the terms of this Agreement and to complete the sale referred to in Section 2.1 hereof is subject to the conditions, each waivable unilaterally by the Vendor at its election, that:

         (a) the representations and warranties of the Purchaser contained in this Agreement or in any certificate or other document delivered to the Vendor pursuant hereto will be true and correct in all material respects on or as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date; and

         (b) all of the material obligations of the Purchaser under this Agreement to be performed at or before the Closing will have been so performed.

7.                CLOSING

7.1      CLOSING DATE

Subject to satisfaction or waiver of all conditions of Closing set forth in
Article 6 and any extension of time under section 7.2, the closing date is, and the Closing of the purchase and sale contemplated by this Agreement will take place at 10:00 a.m. on, a Business Day ("CLOSING DATE") selected by the Purchaser, with not less than 3 Business Days notice to the Vendor, on or before March 15, 2004, or such earlier or later date as the parties hereto may agree in writing.

7.2      OPTIONAL EXTENSION OF CLOSING DATE

If the conditions set forth in subsection 6.1(g) are not fulfilled before March 15, 2004, then the Purchaser may extend the Closing Date until March 29, 2004 upon payment of the sum of $5,000,000 to the Vendor as a non-refundable deposit (the "DEPOSIT") toward the Purchase Price and then if:

         (a) the Closing occurs, the Deposit will be credited to the Purchase Price payable at Closing;

         (b) the Closing does not occur for any reason except that the conditions in subsections 6.1(a) or 6.1(b) are not fulfilled or waived, the Deposit will be retained by the Vendor; and

         (c) the Closing does not occur because the conditions in subsections 6.1(a) or 6.1(b) are not fulfilled or waived, the Deposit will be paid by the Vendor to the Purchaser.

7.3      PLACE OF CLOSING

The Closing will take place on the Closing Date at the offices of Bull, Housser & Tupper, 3000 - 1055 West Georgia Street, Vancouver, British Columbia, or such other place as the Parties may agree in writing.

7.4      CLOSING DOCUMENTS

At the Closing, the Vendor will tender, or cause to be procured and tendered:

         (a) a certificate of a senior director and officer of the Vendor directed to the material accuracy as of the Closing Date of the representations and warranties of the Vendor set forth in
                  Section 3 hereof that are not qualified by materiality, and the accuracy as of the Closing Date of the representations and warranties of the Vendor set forth in Section 3 hereof that are qualified by materiality, and the material fulfilment at the Closing of the covenants of the Vendor set forth in
                  Section 5 hereof and providing particulars of any inaccuracy or non-performance;

         (b) resignations in writing of Tim as a director and officer and Conrad Pinette as President of the Company;

         (c) releases by the Vendor and each director or officer of the Company so long as such releases to the Company will not require those directors or officers who are at Arm's Length to the Vendor to release the Company from any employment obligation or any obligation to indemnify them for actions taken in their capacity as directors or officers of the Company;

         (d) certified copies of resolutions of the directors of the Company authorizing the transfer of the Vendor's Shares and the registration of the Vendor's Shares in the name of the Purchaser and authorizing the issue of new share certificates representing the Vendor's Shares in the name of the Purchaser;

         (e) all corporate records and books of account of the Company including minute books, share register books, share certificate books and annual reports;

         (f)      every common seal of the Company;

         (g) share certificates in the name of the Vendor representing the Vendor's Shares duly endorsed for transfer and duly executed share certificates in the name of the Purchaser and its nominees representing the Vendor's Shares;

         (h) assignments of the Vendor's Loans in such form as the Purchaser's solicitors may require together with all documents or instruments evidencing or securing the indebtedness comprising the Vendor's Loans;

         (i) an opinion satisfactory to the Purchaser, acting reasonably, from Grossman & Stanley, the Vendor's solicitor, substantially in the form attached as Schedule 7.4(i); and

         (j) an employment agreement between John and the Purchaser in the form set out in Schedule 7.4(j) duly executed by John;

         (k)      consent of John to act as a director of the Purchaser;

         (l)      the Environmental Agreement executed by the Vendor; and

         (m) all such instruments or documents, duly executed, which in the opinion of the Purchaser, acting reasonably, are necessary to effect and evidence the transfer of the Vendor's Shares and Vendor's Loans to the Purchaser free and clear of all Liens, and the Purchaser will tender and cause and procure to be tendered:

         (n) a share certificate representing the Purchaser's Shares issued in the name of the Vendor;

         (o) certified copy of the resolutions of the directors of the Purchaser authorizing the issuance of the Purchaser's shares;

         (p) a wire transfer payable to the Vendor in the amount of the cash portion of the Purchase Price;

         (q) an opinion satisfactory to the Vendor, acting reasonably, from Bull, Housser & Tupper, the Purchaser's solicitor, substantially in the form attached as Schedule 7.4(q);

         (r) an employment agreement between John and the Purchaser in the form set out in Schedule 7.4(j) duly executed by the Purchaser;

         (s) the conditional approval of the TSX to the issuance of the Purchaser's Shares; and

         (t) certified copies of the resolutions of the directors of the Purchaser appointing John as an additional director; and

         (u)      the Environmental Agreement executed by the Purchaser.

7.5 CLOSING

The Closing will be effected by:

         (a) the delivery to the Vendor of the items tendered by the Purchaser; and

         (b) the delivery to the Purchaser of all other tendered documents and items.

7.6 WAIVER

The conditions set forth in Section 6.1 of this Agreement are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in writing in whole or in part at or prior to the Closing and the conditions set forth in Section
6.2 of this Agreement are for the exclusive benefit of the Vendor and may be waived by the Vendor in writing in whole or in part at or prior to the Closing.

7.7 RISK OF LOSS

If, during the Interim Period, all or any material part of the Assets are destroyed or damaged by fire or any other casualty or are expropriated or seized by any Governmental Authority except pursuant to Bill 28, the Vendor will forthwith notify the Purchaser and the Purchaser may elect, by notice given within four Business Days of the Purchaser receiving notice:

         (a) in the case of destruction or damage, to reduce the Purchase Price by an amount equal to the difference between the cost of repair and any insurance proceeds, or, if destroyed or damaged beyond repair, by an amount equal to the difference between the replacement cost of the Assets so damaged or destroyed and the insurance proceeds received or to be received in connection therewith and to complete the purchase subject to the Purchaser being satisfied that all proceeds of insurance for such damage or destruction have been or will be paid to the Company; or

         (b) in the case of expropriation or seizure, to reduce the Purchase Price by an amount equal to the difference between the replacement cost of the Asset so expropriated or seized and the amount of compensation for such expropriation and seizure, subject to the Purchaser being satisfied that all such compensation has been or will be paid to the Corporation; or

         (c) to terminate this Agreement and not complete the purchase in which case all obligations of the Purchaser and the Vendor (except for the respective obligations under Sections 5.7, 11.3 and 11.4 which will survive) will terminate immediately upon the Purchaser giving notice as required herein, with no further liability.

8.       INDEMNIFICATION

8.1      RELIANCE

The Vendor acknowledges and agrees that the Purchaser has entered into this Agreement relying on the representations, warranties, covenants and agreements and other terms and conditions of this Agreement and that no information which is now known, which may hereafter become known or which could upon investigation have become known to the Purchaser or the Company or any of their present or future officers, directors or professional advisors will in any way limit or extinguish any rights any of them may have against the Vendor including any right to indemnity under this Section 8 except as otherwise expressly provided in this Agreement.

8.2      VENDOR'S INDEMNIFICATION

The Vendor will indemnify and save harmless each of the Purchaser, and its current and former directors, officers, employees and current and future affiliates (including the Company after the Closing Date) (the "PURCHASER'S INDEMNIFIED PERSONS") from and against:

         (a) any and all losses, claims, damages (including lost profits, consequential damages, interest, penalties, fines and monetary sanctions) liabilities and costs ("DAMAGES") incurred or suffered by the Purchaser's Indemnified Persons or any of them by reason of, resulting from, in connection with, or arising in any manner whatsoever out of the breach of any warranty or covenant or the inaccuracy of any representation of the Vendor contained or referred to in this Agreement or in any Ancillary Agreement;

         (b)      any and all Damages arising from any:

                  (1) assessment or re-assessment by a taxing authority of the Company or any of its Tax returns relating to a period ending prior to the WC Adjustment Date, except to the extent accrued for in the Final Working Capital Statement; or

                  (2) Taxes payable by the Company or directly by the Purchaser as a result of a distribution of any Excluded Assets or any other transactions by the Company after the WC Adjustment Date described in
                           Schedule 3.3(a), except to the extent such Taxes have been accounted for in the Final Working Capital Statement or the Purchase Price adjustment in subsection 2.5(h);

                  provided however that the claim for any Damages incurred or suffered by the Purchaser's Indemnified Persons or any of them pursuant to this clause 8.2(b) shall be reduced by the following:

                  (3) if the actual Taxes payable after taking into account any assessments or reassessments which reasonably relate to the disposition of the Excluded Assets are less than the amounts estimated in Schedule 3.3(a) as the Tax cost arising from those transactions, the difference between the Taxes payable as set out in the said schedule and the actual Taxes payable which reasonably relate to the disposition; and

                  (4) if the actual Taxes saved after taking into account any assessments or reassessments which reasonably relate to the bonuses and/or forgiven employee loans as set out in Schedule 3.3(a) are more than the amount estimated in Schedule 3.3(a) as the Tax saving resulting from those transactions, the difference between the actual Taxes saved and the Taxes saved as set out in the said schedule; and

         (c) any and all payments made on account of liabilities of the Company, including contingent or unascertained liabilities, arising or incurred:

                  (1) in respect of the operations of the Company on or before the Statement Date which were not disclosed or included in Financial Statements or the Final Working Capital Statement; or

                  (2) under the September 1, 2001 guarantee of Kerr Investments Inc.'s obligations under a September 1, 2001 Lumber Sales Representation Agreement with Longview Fibre Company.

For the purposes of this Section 8.2, "costs" includes lawyers' (on a solicitor and his own client basis), accountants' fees and expenses, court costs, costs of investigation, testing, repair, clean-up, restoration, and remediation and all other out-of-pocket expenses.

8.3      PURCHASER'S INDEMNIFICATION

The Purchaser will indemnify and save harmless:

         (a) the Vendor and its respective shareholders, current and former directors, officers and employees (the "VENDOR'S INDEMNIFIED PERSONS") from and against any and all Damages incurred or suffered by the Vendor's Indemnified Persons by reason of, resulting from, in connection with, or arising in any manner whatsoever out of the breach of any warranty or covenant or the inaccuracy of any representation of the Purchaser contained or referred to in this Agreement or in any Ancillary Agreement; and

         (b) John and Tim from and against any and all Damages incurred or suffered by either of them, to a maximum of $100,000 each, for personal liabilities under Environmental Laws as a consequence of their status as former directors and officers of the Company for any breaches of Environmental Laws by the Company that occurred before the Closing Date if the subject matter of the breach is not known to the director seeking indemnification and was not caused by or resulting from any wilful act or gross negligence of that director.

8.4      SURVIVAL OF INDEMNITY

Any claim made by the Purchaser against the Vendor will be in writing and made:

         (a) within 3 years from the Closing Date with respect to claims other than claims (i) under Section 8.2(b); (ii) claims based on a breach of any representation or warranty set out in
                  Section 3.1 (a), (c), (e), (f), (g), (h), (i) or (j) or fraud;

         (b) with respect to claims based on a breach of any representation or warranty set out in Section 3.1 (a), (c), (e), (f), (g),
                  (h), (i) or (j) or fraud, at any time such claims come to the attention of the Purchaser; and

         (c) with respect to claims under Section 8.2(b), within the period commencing on the Closing Date and ending 90 days after the date on which the applicable limitation period under any applicable Tax legislation with respect to such Tax claim expires with respect to any fiscal period which is relevant in determining liability under Section 8.2(b);

and if not made within the time prescribed above will thereafter be barred.

8.5      LIMITATION OF INDEMNITY

Notwithstanding any inaccuracy or incorrectness of any provision in this Agreement or any Ancillary Agreement, no claim for indemnification, damages or other relief will be valid against the Vendor or the Purchaser except in accordance with and subject to the following:

         (a)      the amount of the Damages will be on a net after-tax basis;

         (b) no claim may be made against the Vendor or Purchaser for any single item of loss or expense incurred or payable which is less than $50,000; and

         (c) no Damages are payable by the Vendor or the Purchaser unless and until the aggregate of all claims against the Vendor or Purchaser, as the case may be, exceeds $500,000; and

         (d) neither party shall be obliged to indemnify the other for any amount in respect of any facts, omissions or occurrences in respect of which an adjustment by reason of or based on those particular facts, omissions or occurrences has been made in the Purchase Price (whether such adjustment was reflected in the calculation of the Working Capital or otherwise) unless, and then only to the extent that, the amount to be indemnified exceeds such adjustment in the Purchase Price.

8.6      NOTICE AND CONDUCT OF THIRD PARTY CLAIMS

         In the event of a claim (an "Indemnified Claim") being made by a third party against the Purchaser or the Company in respect of which the Vendor is or may be obligated, subject to sections 8.4 and 8.5, to indemnify the Purchaser pursuant to section 8.2, the following provisions shall apply.

         (a) The Purchaser shall promptly give written notice to the Vendor of any Indemnified Claim in respect of which the Purchaser intends to claim for indemnification against the Vendor. Such notice shall specify with reasonable particularity (to the extent that the information is available) the nature of the Indemnified Claim. No delay by the Purchaser in giving notice of the Indemnified Claim to the Vendor will affect or diminish the Purchaser's rights, if any, to indemnification by the Vendor in respect of such Indemnified Claim except to the extent the Vendor is actually prejudiced in the defence of the Indemnified Claim by such delay.

         (b) The Vendor may, at its own expense, assume control of the negotiation, settlement and defence of such Indemnified Claim and the Purchaser shall co-operate with the Vendor in respect of such Indemnified Claim and the Vendor shall reimburse the Purchaser for all the Purchaser's reasonable expenses as a result of the Vendor's assumption of such Indemnified Claim and arising from the Purchaser's co-operation.

         (c) The Purchaser will have the right to participate in the negotiation, settlement and defence of such Indemnified Claim at its own expense and will have the right to disagree on reasonable grounds with the Vendor's selection and retention of counsel, in which case counsel satisfactory to the Vendor and the Purchaser shall be retained by the Vendor. If the Vendor fails to defend any Indemnified Claim within a reasonable time, the Purchaser will be entitled to assume control of the Indemnified Claim at the expense of the Vendor and the Vendor will be bound by the results obtained by the Purchaser with respect to such Indemnified Claim.

         (d) In the event that any Indemnified Claim is of a nature such that the Purchaser is legally bound or required by applicable law to make a payment to any person (a "Third Party") with respect to such Indemnified Claim before the completion of settlement negotiations or related legal proceedings, including the posting of any security to stay any process of execution or judgment, the Vendor shall be obligated to make such payment or post security therefor on behalf of the Purchaser. If the Vendor fails to do so, the Purchaser may make such payment or post security therefor and the Vendor shall, forthwith after demand by the Purchaser, reimburse the Purchaser for any such payment or cause the security to be replaced and released. If the amount of any liability of the Purchaser under the Indemnified Claim in respect of which such a payment was made, as finally determined, is less than the amount which was paid by the Vendor to the Purchaser, the Purchaser shall, forthwith after receipt of the difference from the Third Party, pay the amount of such difference to the Vendor.

         (e) Except in the circumstance contemplated by subsection 8.6(d) above, and unless the Vendor fails to assume control of the negotiation, settlement and defence of any Indemnified Claim, the Purchaser shall not negotiate, settle, compromise or pay any Indemnified Claim except with the prior written consent of the Vendor (which consent shall not be unreasonably withheld).

         (f) The Purchaser shall not permit any right of appeal in respect of any Indemnified Claim to terminate without giving the Vendor notice thereof and an opportunity to contest such Indemnified Claim.

         (g) The Purchaser and the Vendor shall co-operate fully with each other with respect to Indemnified Claims, shall keep each other fully advised with respect thereto (including supplying copies of all relevant documentation promptly as it becomes available) and shall each designate a senior officer who will keep himself informed about and be prepared to discuss the Indemnified Claim with his or her counterpart and with counsel at all reasonable times.

         (h) Notwithstanding the above provisions of this section 8.6, the Vendor shall not settle any Indemnified Claim or conduct any related legal or administrative proceeding in a manner which would, in the opinion of the Purchaser, acting reasonably, have a material adverse impact on the Purchaser or the Company.

8.7      NOTICE OF CLAIMS AGAINST VENDOR

         With respect to claims solely between the parties, the Purchaser shall give notice to the Vendor of the claim specifying in reasonable detail the factual basis for the claim or demand and the amount thereof (if known and quantifiable), and the Vendor shall have thirty (30) days after that notice to make such investigation of the claim as the Vendor deems necessary or desirable. For the purposes of such investigation, the Purchaser shall, and shall cause the Company and the Subsidiary to, make available to the Vendor and its authorized representatives the information relied upon by the Purchaser to substantiate the claim. If the Vendor and the Purchaser agree at or prior to the expiration of the thirty (30) day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Vendor shall immediately pay to the Purchaser the full amount of the claim. If the Vendor and the Purchaser do not agree within the thirty (30) day period (or any mutually agreed upon extension thereof), the Purchaser may seek the appropriate remedy at law or in equity;


9.       TERMINATION

9.1      TERMINATION BY PURCHASER

If any of the conditions set forth in Sections 6.1 have not been fulfilled or waived at or before the Closing, the Purchaser may terminate this Agreement by notice in writing to the Vendor whereupon the Purchaser will be released from all obligations except for its obligations under Sections 5.7, 9.5, 11.3 and
11.4 which will survive.

9.2      TERMINATION BY VENDOR

If either:

         (a) any of the conditions set forth in Sections 6.2 have not been fulfilled or waived at or before the Closing; or

         (b) before the Closing any person has made a proposal or offer regarding any takeover bid for all of the outstanding shares of, or an arrangement, amalgamation or other business combination with the Purchaser, and the proposal or offer is not frivolous;

then the Vendor may terminate this Agreement by notice in writing to the Purchaser whereupon the Vendor will be released from all obligations hereunder except for its obligations under Sections 11.3 and 11.4 which will survive.

9.3      EFFECT OF WAIVER

A waiver by either the Purchaser or the Vendor of any one or more of the conditions referred to Section 9.1 or Section 9.2 will be without prejudice to its right to terminate in respect of any other non-fulfillment of any other of the conditions.

9.4      WITHOUT PREJUDICE

Termination by the Purchaser pursuant to Section 9.1 or by the Vendor pursuant to Section 9.2 will be without prejudice to the right, subject to the limitations, exceptions and restrictions set out in this Agreement, to recover damages for any misrepresentations, breach of warranty or non-fulfillment of any covenant or agreement of the other, except that if the Vendor is paid the fee described in section 9.5 it shall have no other rights or remedies against the Purchaser under this Agreement except under sections 5.7, 11.3 and 11.4.

9.5      BREAK FEE

If either:

         (a) all the conditions set forth in section 6.1 have been fulfilled or waived by the Purchaser except for:

                  (1) the Purchaser's debt financing condition in subsection 6.1(h); or

                  (2) the condition in Section 6.1(c) that the Minister of Forests has not expressed a present intention to cancel any of the Timber Tenures if the control of the Company changes;

                  and the Purchaser has terminated this Agreement under Section 9.1; or

         (b)      the Vendor has terminated this Agreement pursuant to Section
                  9.2(b),

and the Purchaser has not extended the Closing Date and paid the Deposit in accordance with Section 7.2, then the Purchaser will pay the sum of $5,000,000 to the Vendor within five Business Days.

10.      VENDOR'S CONTINUED EXISTENCE

10.1     CONTINUED EXISTENCE OF VENDOR

In consideration of the Closing, the Principals jointly and severally covenant and agree with and in favor of the Purchaser that for a period of seven (7) years after the Closing Date they will take or cause to be taken all necessary corporate steps and proceedings to maintain the corporate existence of the Vendor in good standing.

11.      GENERAL

11.1     SURVIVAL OF REPRESENTATIONS

The representations, warranties, covenants and agreements of the Vendor and the Principals contained in this Agreement and any Ancillary Agreement will survive the closing of the transactions contemplated herein and, subject to Section 8.4, remain in full force and effect notwithstanding any waiver by the Purchaser unless such waiver was made after notice in writing by the Vendor to the Purchaser setting forth the breach.

11.2     ACCESS TO BOOKS AND RECORDS

For a period of six years from the Closing Date or longer if required by Applicable Law, the Purchaser will retain all original accounting Books and Records relating to the Company and the Subsidiary for the period prior to the Closing Date, but the Purchaser will not be responsible or liable to the Vendor for any accidental loss, destruction or damage of or to any such Books and Records if it has acted prudently and reasonably and has devoted the same care to the preservation of such Books and Records as it has to its own. So long as such Books and Records are retained by the Purchaser pursuant to this Agreement, the Vendor will have the reasonable right to inspect and make copies (at their own expense) of them during normal business hours and upon reasonable notice for any proper purpose and without undue interference to the business operations of the Company or the Purchaser. The Purchaser will have the right to have its representatives present during any such inspection.

11.3     COMMISSIONS, LEGAL FEES

Each of the Parties will bear the fees and disbursements of the respective lawyers, accountants and consultants engaged by them in connection with this Agreement and will not cause or permit any such fees or disbursements to be charged to the Company after the WC Adjustment Date.

11.4     PUBLIC ANNOUNCEMENTS AND POST CLOSING CONFIDENTIALITY

The Parties will consult with each other before issuing any press release or making any other public announcement with respect to this Agreement or the transactions contemplated herein and neither the Vendor nor the Purchaser will issue any press release or make any public announcement without the prior consent of the other except to the extent required by law. After the Closing, the parties will keep confidential all information in their possession or under their control relating to other parties unless such information is or becomes generally available to the public other than as a result of a disclosure in violation of this Agreement.

11.5     ASSIGNMENT

No Party will assign this Agreement, or any part of this Agreement, without the consent of the other Party, which consent may not be unreasonably withheld or delayed. Any purported assignment without the required consent is not binding or enforceable against any Party.

11.6     ENUREMENT

This Agreement enures to the benefit of and binds the Parties and their respective successors, heirs, executors, administrators, personal and legal representatives and permitted assigns.

11.7     NOTICES

Each notice to a Party must be given in writing. A notice may be given by delivery to an individual or by fax, and will be validly given if delivered on a Business Day to an individual at the following address, or, if transmitted on a Business Day by fax addressed to the following Party:

         (a)      if to the Purchaser:

                  Name:                  Riverside Forest Products Limited
                  Address:               820 Guy Street
                                         Kelowna, BC
                  Attention:             Chief Financial Officer
                  Fax No.:               250.861.6991
                  With a copy to:
                  Name:                  Bull, Housser & Tupper
                  Address:               P.O. Box 11130
                                         3000 - 1055 West Georgia Street
                                         Vancouver, BC
                                         V6E 3R3
                  Attention:             Billy Garton
                  Fax No.:               604.641.4949

         (b)      if to the Vendor, John or Tim:

                  Name:                  Leslie J. Kerr Ltd., John C. Kerr or
                                         Tim C. Kerr, as the case may be
                  Address:               c/o Grossman & Stanley
                                         800 - 1090 West Georgia Street
                                         P.O. Box 55
                                         Vancouver, British Columbia
                                         V6E 3V7
                  Attention:             Peter Stanley
                  Fax No.:               604.683.8602

or to any other address, fax number or individual that the party designates. Any
Notice:

         (c) if validly delivered, will be deemed to have been given when delivered;

         (d) if validly transmitted by fax before 3:00 p.m. (local time at the place of receipt) on a Business Day, will be deemed to have been given on that Business Day, and

         (e) if validly transmitted by fax after 3:00 p.m. (local time at the place of receipt) on a Business Day, will be deemed to have been given on the Business Day after the date of the transmission.

11.8     WAIVERS

No waiver of any provision of this Agreement is binding unless it is in writing and signed by all the Parties except that any provision which does not give rights or benefits to particular Parties may be waived in writing, signed only by those parties who have rights under, or hold the benefit of, the provision being waived if those Parties promptly send a copy of the executed waiver to all other parties. No failure to exercise, and no delay in exercising, any right or remedy under this Agreement will be deemed to be a waiver of that right or remedy. No waiver of any breach of any provision of this Agreement will be deemed to be a waiver of any subsequent breach of that provision or of any similar provision.

11.9     FURTHER ASSURANCES

Before and after the Closing Date, each Party will execute and deliver promptly at the other Party's expense and request all further documents and take all further action reasonably necessary or appropriate to give effect to the provisions and intent of this Agreement and to complete the transactions contemplated by this Agreement.

11.10    REMEDIES CUMULATIVE

The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise. No single or partial exercise by a Party of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which that Party may be entitled.

11.11    DELIVERY BY FAX

Any Party may deliver an executed copy of this Agreement by fax but that Party will immediately dispatch by delivery in person to the other Parties an originally executed copy of this Agreement.

11.12 COUNTERPARTS

This Agreement and all documents contemplated by or delivered under or in connection with this Agreement may be executed and delivered in any number of counterparts with the same effect as if all Parties had all signed and delivered the same document and all counterparts will be construed together to be an original and will constitute one and the same agreement.

11.13    AMENDMENTS

Except as permitted for certain waivers in Section 11.8, no amendment, supplement, restatement or termination of any provision of this Agreement is binding unless it is in writing and signed by each Person that is a party to this Agreement at the time of the amendment, supplement, restatement or termination.

11.14    SUBMISSION TO JURISDICTION

Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of British Columbia in any Permitted Action and each party to this Agreement waives, and will not assert by way of motion, as a defence, or otherwise, in any Permitted Action, any claim that:

         (a) that Party is not subject to the jurisdiction of the courts of British Columbia;

         (b)      the Permitted Action is brought in an inconvenient forum;

         (c)      the venue of the Permitted Action is improper; or

         (d) any subject matter of the Permitted Action may not be enforced in or by the courts of British Columbia.

In any suit or action brought to obtain a judgment for the recognition or enforcement of any final judgment rendered in a Permitted Action, no party to this Agreement will seek any review with respect to the merits of any Permitted Action, whether or not that party appears in or defends the Permitted Action.

11.15 ENTIRE AGREEMENT

This Agreement and all documents contemplated by or delivered under or in connection with this Agreement, constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements, negotiations, discussions, undertakings, representations, warranties and understandings, whether written or oral, express or implied, statutory or otherwise.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.


RIVERSIDE FOREST PRODUCTS LIMITED


Per:_________________________________
        Authorized Signatory


Per:_________________________________
        Authorized Signatory




LESLIE J. KERR LTD.


Per:_________________________________
         Authorized Signatory


Per:_________________________________
        Authorized Signatory

SIGNED, SEALED AND DELIVERED by JOHN C. KERR in the   )
presence of:                                          )
                                                      )
                                                      )
                                                      )   (seal)
-----------------------------------------------------           ------------------------------------------------
Name                                                  )         JOHN C. KERR
                                                      )
-----------------------------------------------------
Address                                               )
                                                      )
-----------------------------------------------------
                                                      )
                                                      )
-----------------------------------------------------
Occupation                                            )
                                                      )



SIGNED, SEALED AND DELIVERED by TIM KERR in the       )
presence of:                                          )
                                                      )
                                                      )
                                                      )   (seal)
-----------------------------------------------------           ------------------------------------------------
Name                                                  )         TIM KERR
                                                      )
-----------------------------------------------------
Address                                               )
                                                      )
-----------------------------------------------------
                                                      )
                                                      )
-----------------------------------------------------
Occupation                                            )
                                                      )

                                 SCHEDULE 1.1(h)

                  MACHINERY, EQUIPMENT, FURNITURE AND SUPPLIERS



See attached Fixed Asset Detail Report dated December 16, 2003.

                                 SCHEDULE 1.1(y)

                        ENVIRONMENTAL INDEMNITY AGREEMENT

See attached.

                                SCHEDULE 1.1(kk)

                                      LANDS


NO.      NATURE OF INTEREST     DESCRIPTION

1.       Fee Simple             LEGAL: NE1/4of District Lot 4910, Cariboo
                                District, Except Parcel A (2858M).

                                PID: 015-114-333

                                INTEREST: Fee simple.

2.       Leasehold              LEGAL: Lots 8 and 9, Block 4 District Lot 185,
                                Plan 92.

                                PID:

                                INTEREST: Lease between the Company and
                                Mottistone Holdings dated December 6, 2001 for Suite 1200 and 1100, 1090 West Georgia Street, Vancouver, British Columbia.

3.       Leasehold              LEGAL: Lot A, District Lot 71, Cariboo District
                                Plan PGP 45932

                                PID: 024-856-096

                                INTEREST: Lease between the Company and BCR
                                Properties Ltd. dated for reference January 1, 1999 regarding 180 Hodgson Road, Williams Lake, British Columbia (mill site)registered in the Prince George Land Title Office under PS18800.

4. LEGAL: Parcel A (C4643) of District Lot 71, Cariboo District, Except Plans H331, B7651.B7674, 17893, 17894, 18517, 18527, 19309,
                                20286, 20297, 20804, 21396, 21514, 21836, 23606,
                                24947, 25483, 25558, 25706, 26349, 26673, 26680,
                                27800, 28155, 28256, 28412, 28413, 28479, 28759,
                                28917, 29225, 30893, 31172, 31526, 31588, 32202,
                                34004, PGP35691 and PGP38208

                                PID: 004-152-159

                                INTEREST:


5.       Leasehold              LEGAL: Lot A, District Lot 7047, Cariboo
                                District Plan PGP 38141

                                PID: 018-836-801

                                INTEREST: Lease between the Company and BCR
                                Properties Ltd. dated effective September 1,
                                1994 regarding property at Highway 20 and Hodgson Road, Williams Lake, British Columbia (vehicle wash).

6.       Leasehold              LEGAL: Block A District Lot 4424 Lillooet
                                District (from official plan 12T1690)

                                PID:

                                INTEREST: Lease between the Company and the Province of British Columbia (Ministry of Environment, Lands and Parks) No. 514643, dated September 1, 1995 regarding a 7.12 hectare parcel of land.

7.       Leasehold              LEGAL: All that tract situated in Cariboo
                                District Near NW Corner of DL 12381 for sanitary landfill purposes.

                                PID:

                                INTEREST:  Landfill


8.       Leasehold              Lease, dated October 23, 2000, between the
                                Company and Piedmont Hawthorne Canada Inc. (the
                                "LANDLORD"), for 1,618 sq. ft. of exclusively designated office and workshop space and 2,626,.5 sq. ft. of non-exclusive, non-designated hangar space at Vancouver
                                Aerocentre, Vancouver International Airport.


9.       License                LEGAL: District Lot 6995, Cariboo District

                                PID:

                                INTEREST: License number 514897 issued for gravel removal.


10.      License                LEGAL: DL 6995 Cariboo District (from official
                                plan 37T1292)

                                PID:

                                INTEREST: License of Occupation between the Company and the Province of British Columbia (Ministry of Environment, Lands and Parks) No. 514691, commencing January 15, 1996.

11.      License                LEGAL: Lot 1, District Lot 71, Cariboo District
                                Plan PGP 38208

                                PID: 018-882-862

                                INTEREST: Access Road License Agreement dated effective September 1, 1994 between the Purchaser and the Company.

12.      License                LEGAL: Certain of the lands and tracks of BC
                                Rail Partnership at BC Rail Partnership Mile
                                No. 313.10 to 314.45 and overcrossings at Mile 313.10, 313.35 and 314.45.

                                PID:

                                INTEREST: BC Rail Partnership Crossing Agreement dated June 11, 2001 between BC Rail Partnership and the Company.

                                SCHEDULE 1.1(tt)

                             PERMITTED ENCUMBRANCES


1.       LANDS

(a)      Financial charges:

         (1) Against Lot A District Lot 71, Caribou District Plan PGP 45932 (PID 024-856-096)

                  (A)    Mortgage, HSBC Bank Canada, October 30, 2001, PS36708

         (2) Against North East1/4of DL 4910 Cariboo District, Except Parcel A (2858M)

                  (A)    Mortgage, HSBC Bank Canada, December 13, 1978, N42562.

                  (B) Mortgage, HSBC Bank Canada, May 8, 1985, W11957x. Supplemental to mortgage no. 1.

                  (C) Mortgage, HSBC Bank Canada, August 19, 1988, PB34193. Supplemental to mortgage no. 1.

                  (D)    Mortgage, HSBC Bank Canada, January 28, 2000, PP3139.

(b) Reservations, limitations, provisos and conditions expressed in the original Crown grants of the fee simple lands and the following statutory exceptions to title.

(c) Endorsements identified on certificate of title in favour of Governmental Authorities which are not unique to the particular registered owner relative to the permitted use of fee simple lands.

(d) Charges granted by public utilities in respect of their interest in fee simple lands.

(e) Liens for property taxes, charges, rates, duties, levies and assessments which are not yet due.

(f) Undetermined or inchoate Liens and charges incidental to current construction or current operation which have not been filed or registered in accordance with Applicable Law or of which written notice has not at the time been duly given in accordance with Applicable Law or which relate to obligations not at the time due or delinquent.

(g) Liens incidental to the conduct of the Business which, in the aggregate, do not materially detract from the value of the Assets or materially impair the use of the Assets in the Business.

(h) Any claim of right, title or jurisdiction which may be made or established to or over any lands or waters by any aboriginal peoples by virtue of and relying solely upon their status as aboriginal peoples.

2. PERSONAL PROPERTY

                                                                             BASE
                                      REGISTRATION          EXPIRY       REGISTRATION
  NO.          SECURED PARTY              DATE               DATE           NUMBER                DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------
1.       Hong Kong Bank of Canada    March 26, 1992        Infinity         3918149      All present and future debts,
                                                                                         claims, demands, monies and choses
                                                                                         in action, all books of account,
                                                                                         all security for debts, all
                                                                                         judgments and mortgages

2.       Hong Kong Bank of Canada    March 26, 1992        Infinity         3918196      All of the debtor's present and
                                                                                         after-acquired personal property
                                                                                         and an uncrystallized floating
                                                                                         charge on land as well as a
                                                                                         specific vehicle and collateral
                                                                                         described in the attached Exhibit 1

3.       Hong Kong Bank of Canada    March 26, 1992        Infinity         3918199      All of the debtor's present and
                                                                                         after-acquired personal property
                                                                                         and an uncrystallized floating
                                                                                         charge on land

4.       Hong Kong Bank of Canada    March 26, 1992        Infinity         3918203      All of the debtor's present and
                                                                                         after-acquired personal property
                                                                                         and an uncrystallized floating
                                                                                         charge on land and vehicle
                                                                                         collateral over 1979 LeTourneau
                                                                                         2794B STKR Serial # 1095


5.       Hong Kong Bank of Canada    March 26, 1992        Infinity         3918207      All the debtor's present and
                                                                                         after-acquired personal property
                                                                                         and an uncrystallized floating
                                                                                         charge on land

6.       IBM Canada Ltd.             November 13,          November 13,     7965101      All present and after-acquired
                                     1988                  2003                          goods supplied by the secured party
                                                                                         (ie. office machines)

7.       HSBC Bank of Canada         January 27, 2000      January 27,      8674991      All of the debtor's present and
                                                           2010                          after-acquired personal property in
                                                                                         an uncrystallized floating charge
                                                                                         on land

                                                                             BASE
                                      REGISTRATION          EXPIRY       REGISTRATION
  NO.          SECURED PARTY              DATE               DATE           NUMBER                DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------
8.       HSBC Bank of Canada         October 27, 2000      October 27,      9145462      Vehicle Collateral - Raygo Wagner
                                                           2006                          Log Stacker, Serial # 109249

9.       VW Credit Canada Inc.       December 29, 2000     December 29,     9240055      2001 Audi A6 2.8
                                                           2004                          Serial # WAUEH64BX1N060382

10.      HSBC Bank Canada            March 7, 2001         March 7, 2007    9441980      Two telecommunication systems NEAX
                                                                                         2000 IVS2 PBX

11.      Cariboo Chevrolet           July 3, 2001          July 3, 2005     9539517      Specific vehicle collateral
         Oldsmobile Pontiac                                                              described in the attached Exhibit 2


12.      The Bank of Nova Scotia     September 10,         September 10,    9656398      Postponement Agreement in respect
                                     2001                  2006                          of all present and after-acquired
                                                                                         accounts, demands and choses in
                                                                                         action, now or hereafter due to
                                                                                         Lignum from Chendi Enterprises Ltd.

13.      The Bank of Nova Scotia     October 26, 2001      October 26,      033361A      Postponement Agreement in respect
                                                           2006                          of all present and after-acquired
                                                                                         accounts, demands and choses in
                                                                                         action, now or hereafter due to
                                                                                         Lignum from Chendi Enterprises Ltd.

14.      Caterpillar Financial       December 17, 2001     December 17,     128033A      Vehicle collateral:
         Services Limited 2007                                                           2001 Caterpillar 950G
                                                                                         Serial # CAT0950GA3JW02384

15.      Cariboo Chevrolet           June 15, 2002      June 15, 2006       451875A      Vehicle collateral:
         Oldsmobile Pontiac Buick                                                        2002 Chevrolet Silverado
         GMC Ltd.                                                                        Serial # 1GCHK29U82Z322382

16.      Cariboo Chevrolet           June 15, 2002      June 15, 2006       451898A      Vehicle collateral:
         Oldsmobile Pontiac Buick                                                        2002 Chevrolet Silverado
         GMC Ltd.                                                                        Serial # 1GCHK29U12Z322983

                                                                             BASE
                                      REGISTRATION          EXPIRY       REGISTRATION
  NO.          SECURED PARTY              DATE               DATE           NUMBER                DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------
17.      Caterpillar Financial       October 10, 2002      October 10,      665145A      Vehicle collateral:
         Services Limited                                  2008                          CAT 966G Wheel Loader
                                                                                         Serial # 3ZS00537

18.      Cariboo Chevrolet           May 14, 2003          May 14, 2007     047001B      Vehicle collateral:
         Oldsmobile Pontiac Buick                                                        2003 Chevrolet Silverado
         GMC Ltd.                                                                        Serial #1GCHK29U43E318984

19.      Cariboo Chevrolet           May 14, 2003          May 14, 2007     047018B      Vehicle collateral:
         Oldsmobile Pontiac Buick                                                        2003 Chevrolet Silverado
         GMC Ltd.                                                                        Serial #1GCHK29U43E312909

20.      Cariboo Chevrolet           May 14, 2003          May 14, 2007     047021B      Vehicle collateral:
         Oldsmobile Pontiac Buick                                                        2003 Chevrolet Silverado
         GMC Ltd.                                                                        Serial #1GCHK29U93E310976

21.      VW Credit Canada Inc.       July 21, 2003         July 21, 2008    170596B      Vehicle collateral:
                                                                                         2003 Audi A4 3.0L Q Avant
                                                                                         Serial #WAUVT58E63A360461

22.      Jade Equipment Co. Ltd.     August 29, 2003       February 25,     245997B      Vehicle collateral:
                                                           2004                          1982 Champion 740 Grader
                                                                                         Serial #15102


EXHIBIT 1
---------

----------------------------------------------------------------------------------------------------
                 MAKE/MODEL                               YEAR                      SERIAL #
----------------------------------------------------------------------------------------------------
DODGE FIRE TRUCK DD7                                      1946                      90069051
CLARK FKLFT MODEL 59                                                                  48518
GERLINGER CARRIER SM20                                    1956                        1737
GERLINGER CARRIER SM20                                    1969                        0005
HOUGH LOG LOADER H120C                                    1973                       363301
WELDCO MDL 30 LOG GRAPPLE                                                           1175-E-3
SCOOPMOBILE MODEL LD7 LDR                                 1963                         229
ELAN SNOWMBL MODEL 205T                                   1974                      300707325
HOUGH PAYLDR MODEL H80B                                   1973                    350103C001666
10 TON PATRICK FKLFT # 109                                1972                       7721057
CLARK FKLFT MOD CHY160BD                                  1969                       191096
CLARK FKLFT MOD CHY1425BD                                 1972                       291166
PATRICK FKLFT AR10 #100                                                              5741249
PATRICK FKLFT AR10 #101                                                              5741250
RAYGO WAGNER LOG STKR L90                                                            L907332
ELAN SKIDOO                                               1976                      301500152
ARCTIC CAT PANTHUR SNMBL                                  1974                       4018198


EXHIBIT 1
---------

----------------------------------------------------------------------------------------------------
                 MAKE/MODEL                               YEAR                      SERIAL #
----------------------------------------------------------------------------------------------------
MERCURY TRUCK                                             1956                   1813530TK 19832
INTERNATIONAL TRUCK                                       1962                      CW237744
GMC 4X4 PICKUP                                            1965                   5K92504607960B
GMC TRUCK                                                 1959                     99383611287
CATERPILLAR 980 WHL LDR                                                              89P4895
DODGE FARGO DUMP TRUCK   (Discharged)                     1968                    T81H12T502275
BARKO MDL 250 HYD LOG LDR                                                             8826
HAYES TRUCK                                                                          6113164
CAT 930 FKLFT MODEL 3304                                  1976                       41K6772
1H TRUCK MODEL 1HC 1210                                   1973                   B 13205H 272999
FORD TRUCK MODEL F250                                                             F25Y RN 45249
CATERPILLAR 950 FKLFT                                                                73J5590
SCOOPMOBILE MODEL LD5 LDR                                                              295
CATERPILLAR MOD 966C LDR                                                             30K1537
CATERPILLAR MOD 966C LDR                                                             30K1005
HYSTER FL MODEL RC-160                                                              A7P3045C
HYSTER FL MODEL SC-180   (Discharged)                                                115458
TOWMOTOR FKLFT                                                                      680PG8024
CLARK CHY-160 BD FKLFT                                                                 954
CLARK CHY-180 BD FKLFT                                                              38995-11P
SPEEDER CORP CRANE LS-68                                                             6AR632
WABCO MODEL 660 GRADER                                    1968                     660B 15217
DW 21 SCRAPER                                                                       69C 1536
DW 21 SCRAPER                                                                       69C 1232
CAT D6                                                    1959                      9U 29579
JOHN DEER TD450B                                                                    185471-T
ELAN SNOWMBL MODEL 205T                                   1974                      300707317
ARCTIC CAT 3000                                                                      9027099
YAMAHA SNOWMOBILE                                         1981                      8L2059399
YAMAHA SNOWMOBILE                                         1981                      8L2059431
DODGE 1 TON                                               1973                   D 31BJ 35050057
WEST AUSTIN CRANE 410SR                                   1963                     S410SR 3894
TAYLOR BIG WHEEL FKLFT                                                              SP616003
TRAXCAVATOR 931B                                          1983                       29Y1075
TAYLOR BIG WHEEL FKLFT                                                              SP616007
TAYLOR BIG WHEEL FKLFT                                                              SP616044



EXHIBIT 2
---------

----------------------------------------------------------------------------------------------------
                 MAKE/MODEL                               YEAR                      SERIAL #
----------------------------------------------------------------------------------------------------
CHEVROLET3/4TON  4X4                                      2001                  1GCGK29U41Z309249
CHEVROLET3/4TON  4X4                                      2001                  1GCGK29U41Z305895
GMC 3/4TON  4X4                                           2001                  1GTGK29U11Z134555
CHEVROLET3/4TON  4X4                                      2001                  1GCHK23U71F196296

                                SCHEDULE 1.1(kkk)

                                 WORKING CAPITAL


For the purposes of this Agreement "Working Capital" means the current assets of the Company on January 31, 2004 less the current liabilities on that date, as calculated in accordance with GAAP consistent with the Financial Statements, subject to the following:

(a) the annuities currently on the Company's balance sheet will be included in current assets at their fair market value, and the related future income taxes recorded in the Financial Statements and any Taxes payable as a result of the fair market value being different than the book value will be included in current liabilities;

(b) all current and long term bank debt will be included in the current liabilities;

(c) the Vendor's Loans will be excluded from the calculation of Working Capital; and

(d) the current portion of unearned revenue received under the Company's chip contracts will be excluded from the calculation of Working Capital. The amount of subsequent income tax payable that reasonably related to the current portion of such unearned revenue will be included in the calculation of Working Capital.

                                  SCHEDULE 2.6

                           DUTY ADJUSTMENT CALCULATION


Total CVD and ADD at the commitment date                             A
                                                                        ========
Percentage of duties to be refunded as determined by a settlement    B
                                                                        ========

Duty refund
   A x B                                                             C
                                                                        --------
Add interest (if any)                                                D
                                                                        --------
Less:  Bonuses and other expenses (Note 1)                           E
                                                                        --------

                                                                     -----------
   C + D - E                                                         G
                                                                        --------
Less:  Income taxes - 35.62%                                         H
                                                                        --------

                                                                     -----------

Duty adjustment
   G - H


Note 1: Contingent payments to salesman, stumpage adjustment, brokerage fees and other expenses incurred by Lignum. John Kerr to identify and quantify the contingent payments to salesman. Such payments to be made no later than immediately before the duty adjustment is paid.

                                 SCHEDULE 3.1(b)

                             BUSINESS QUALIFICATION


1.       JURISDICTIONS IN WHICH INVENTORY IS LOCATED:

Missouri, Texas, California, Oregon, Alabama, Arizona, Colorado, Connecticut, Florida, Georgia, North Carolina, New Mexico, Oklahoma, Louisiana, Nevada and Tennessee



2. EXCEPTIONS AS TO QUALIFICATION, LICENSING OR REGISTRATION:

The Company is not currently registered to carry on business in Missouri, Texas, California, Oregon, Alabama, Arizona, Colorado, Connecticut, Florida, Georgia, North Carolina, New Mexico, Oklahoma, Louisiana, Nevada and Tennessee.

                                 SCHEDULE 3.1(D)

                        SHARE CAPITAL OF SUBSIDIARIES AND
                           SHARES OWNED BY THE COMPANY


1.       SUBSIDIARY

The authorized capital of the Subsidiary is 10,000 Common shares without par value, of which there are issued and outstanding to the Company as fully paid and non-assessable 2 Common shares.

2.       OTHER SHARES OWNED

-----------------------------------------------------------------------------------------------------------------
NAME OF CORPORATION                         NUMBER AND KIND OF SHARES OWNED BY THE COMPANY
-----------------------------------------------------------------------------------------------------------------
Chendi Enterprises Ltd.                     1 Common share without par value
-----------------------------------------------------------------------------------------------------------------

Dagish Enterprises Ltd.                     2 Common shares without par value
-----------------------------------------------------------------------------------------------------------------

Ecolink Forest Services Ltd.                100 Common shares without par value
-----------------------------------------------------------------------------------------------------------------

Stswecemcemc Enterprises Ltd.               50 Common shares without par value
-----------------------------------------------------------------------------------------------------------------

Tsi'bas Forest Services Ltd.                50 Common shares without par value
-----------------------------------------------------------------------------------------------------------------

Fibreco Export Inc.                         303,654 (to be amended to add recent subscriptions by the Company()
-----------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 3.1(n)

                             DIRECTORS AND OFFICERS



1.       THE COMPANY:


DIRECTORS
---------

John C. Kerr

Timothy C. Kerr



OFFICERS
--------

John C. Kerr, Chairman and Chief Executive Officer

Conrad A. Pinette, President and Chief Operating Officer

John A. Thomas, Executive Vice-President, Chief Financial Officer and Secretary

Timothy C. Kerr, Vice-Chairman

Aaron Anderson, Vice-President Marketing

Bill Bourgeois, Vice-President Environmental and Government Affairs

Jamie Fear, Vice-President Information Services

Rob Fraser, Vice-President and General Manager Operations

Dave Peterson, Vice-President Forestry and Chief Forester



2.      THE SUBSIDIARY:


DIRECTORS
---------

Marie Bernadette Beck

John David Peterson

Robert Therrien



OFFICERS
--------

John David Peterson, President

Marie Bernadette Beck, Secretary and Treasurer

                                 SCHEDULE 3.2(a)

                           ANNUAL FINANCIAL STATEMENTS


See attached statements for the year ended December 31, 2003.

                                 SCHEDULE 3.2(i)

                                   GUARANTEES


1.        The Company is a guarantor of the obligations of Kerr Investments Inc.
          to Longview Fibre Company (see Schedule 3.3(a)).

2. The Company has caused its bank to establish a letter of credit in favour of the Ministry of Forests in the amount of $368,700, as security for certain silviculture obligations of the Subsidiary.

                                 SCHEDULE 3.2(j)

                                   TAX RETURNS


The Company has not filed a Washington State (USA) state tax return.

                                 SCHEDULE 3.2(t)

                      BANK ACCOUNTS AND POWERS OF ATTORNEY


1.       BANKS:

--------------------------------------------------------------------------------------------------------------------
INSTITUTION                        ACCOUNT                                 ACCOUNT NO.           LOCKBOX NO.
--------------------------------------------------------------------------------------------------------------------
HSBC Bank Canada                   Vancouver General - Cdn                 037252-020
--------------------------------------------------------------------------------------------------------------------
                                   Vancouver General - U.S.                491557-002
--------------------------------------------------------------------------------------------------------------------
                                   Salaried Payroll                        005008-040
--------------------------------------------------------------------------------------------------------------------
                                   Williams Lake General                   005008-020
--------------------------------------------------------------------------------------------------------------------
                                   Williams Lake Hourly Payroll            005008-030
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank                                                           4159583509            40012
--------------------------------------------------------------------------------------------------------------------
Northern Trust                                                             312 991               75044
--------------------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia            Williams Lake                           51110 0050512
--------------------------------------------------------------------------------------------------------------------
                                   FIA                                     51110 0051012
--------------------------------------------------------------------------------------------------------------------


2.       SIGNING AUTHORITIES:

John C. Kerr                             WILLIAMS LAKE ACCOUNTS ONLY:
                                         ---------------------------
Timothy C. Kerr
Conrad A. Pinette                        Rob Fraser
John A. Thomas                           Dave Peterson
Sidney Eger                              Mike Skellett
Jamie Fear                               Rob Therrien
Bill Bourgeois                           Eric Pascas
Helen Yee
Aaron Anderson


3.       POWERS OF ATTORNEY:

The Company grants powers of attorney to its customs brokers in the ordinary course of its and their businesses, for use in connection with the clearance of the Company's shipments of products out of Canada and into foreign markets.

Neither the Vendor nor the Company is aware of any other powers of attorney which have been granted by the Company and which are currently in effect.

                                 SCHEDULE 3.3(a)

                  EXCLUDED ASSETS AND PRE-CLOSING TRANSACTIONS

The Vendor will, and will cause the Company to, undertake the reorganizational steps listed below under "Pre-Closing Transactions, in the following manner (except as otherwise disclosed to and approved by the Purchaser, acting reasonably).

The Vendor and the Purchaser will each use their Best Efforts to implement the transactions listed below as Pre- and Post-Closing Transactions and as Post-Closing Transactions (according to their respective obligations set out below) and, where applicable below, the Purchaser will cause the Company to perform any of the actions contemplated for it in this schedule which are to occur after Closing:

PRE-CLOSING TRANSACTIONS

--------------------------------------------------------------------------------------------------------------------
                                                                                             ADJUSTMENT TO BE MADE
                                                                                             TO THE PURCHASE PRICE
TRANSACTION TO BE UNDERTAKEN                                                                       INCREASE
                                                                                                  (DECREASE)
--------------------------------------------------------------------------------------------------------------------
WITHDRAWAL OF SAFE INCOME AND LOAN BACK TO THE COMPANY

Immediately prior to Closing, the Company will declare a dividend equal to the           NIL
maximum amount of "safe income" available to be distributed from the Company in respect of operations up to the Statement Date (not to exceed $45,000,000), which will be paid in cash to the Vendor. A "daylight loan" or similar arrangement may be required in order to implement this step.

The Vendor will, immediately following receipt of that dividend, loan it back to the Company on a demand, interest-free basis (such loan to become part of the
Vendor's Loans assigned on Closing).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                             ADJUSTMENT TO BE MADE
                                                                                             TO THE PURCHASE PRICE
TRANSACTION TO BE UNDERTAKEN                                                                       INCREASE
                                                                                                  (DECREASE)
--------------------------------------------------------------------------------------------------------------------

TRANSFER OF NON-CORE BUSINESS ASSETS

ASSETS TO BE TRANSFERRED

Palm Springs - 50% interest in a house located at 2280 Yosemite Drive, Palm
Springs, California, having an estimated fair market value of CDN$303,100, to be
sold for cash.                                                                                     $303,100.00

Whistler - condominium unit located at #9 - 4628 Blackcomb Way, Whistler, British
Columbia, having an estimated fair market value of $934,250.00, to be sold for cash.               $934,250.00

Automobiles - as follows:

    YEAR                MAKE AND MODEL               FAIR MARKET VALUE
    ----                --------------               -----------------
   1969                 Morgan Drophead                 $17,550.00
   1965                 Chevrolet Corvette              $35,750.00
   1957                 Ford Thunderbird                $29,250.00


All automobiles will be sold for cash:                                                            $ 82,550.00
--------------------------------------------------------------------------------------------------------------------

TAX CONSEQUENCES TO THE COMPANY

The sale of these assets will result in additional taxes payable by the Company                   ($251,692.00)
of $251,692.00.
--------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO THE VENDOR TO REMOVE FUNDS GENERATED BY ASSET SALES

Taxable dividend:          $767,961.00
                                                                                               (1,068,208.00)
Tax-Free Dividend:         $300,247.00


NET ADJUSTMENT                                                                                 NIL
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                             ADJUSTMENT TO BE MADE
                                                                                             TO THE PURCHASE PRICE
TRANSACTION TO BE UNDERTAKEN                                                                       INCREASE
                                                                                                  (DECREASE)
--------------------------------------------------------------------------------------------------------------------

DISPOSITION OF EMPLOYEE LOANS

LOANS TO BE REPAID

--------------------------------------------------------------------------------
                                                           PORTION INCLUDED
                                                              IN WORKING
BORROWER        CIVIC ADDRESS           CURRENT PRINCIPAL       CAPITAL
--------------------------------------------------------------------------------
Jake Kerr       1814 Howe Road, Bowen     $827,483.03          $ 41,400.00
                Island, B.C.
--------------------------------------------------------------------------------
Jake Kerr       1814 Howe Road, Bowen      included               N/A
                Island, B.C.                above
--------------------------------------------------------------------------------
Jake Kerr and   3479 Point Grey Road       included               N/A
Judith Kesland  Vancouver, B.C.             above
--------------------------------------------------------------------------------
Tim Kerr        6-4750 Glacier Drive,
                Whistler, B.C.            $361,615.31          $ 33,124.90
--------------------------------------------------------------------------------
Maria/John      284 Newdale Court,        $490,056.68          $490,056.68
Thomas          Northistler B.C.
--------------------------------------------------------------------------------
Aaron Roy       N/A                       $$37,997.18          $ 37,997.18
--------------------------------------------------------------------------------

NET ADJUSTMENT:                                                                          $1,114,575.00

-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                             ADJUSTMENT TO BE MADE
                                                                                             TO THE PURCHASE PRICE
TRANSACTION TO BE UNDERTAKEN                                                                       INCREASE
                                                                                                  (DECREASE)
--------------------------------------------------------------------------------------------------------------------
LOANS TO BE FORGIVEN

--------------------------------------------------------------------------------
                                                              PORTION INCLUDED
                                                                 IN WORKING
BORROWER           CIVIC ADDRESS           CURRENT PRINCIPAL       CAPITAL
--------------------------------------------------------------------------------
Robert Fraser and  586 Roberts Drive,      $145,000.00         $145,000.00
Brenda Fraser      Williams Lake, B.C.
--------------------------------------------------------------------------------
Conrad Pinette     N/A                     $$36,507.95         $$36,507.95
--------------------------------------------------------------------------------
Aaron Roy          3162 Deer Ridge Rd.,    $382,377.16         $382,377.16
Anderson           West Vancouver, B.C.
--------------------------------------------------------------------------------
William Bourgeois  N/A                     $ 21,888.00         $ 21,888.00
--------------------------------------------------------------------------------
Gross adjustment                          ($585,773.00)

Less tax saved as a result of forgiven
loans:                                      208,652.00
                                           ------------

Net Adjustment                             ($377,121.00)                                 ($377,121.00)
--------------------------------------------------------------------------------------------------------------------
LOANS TO BE RETAINED BY THE COMPANY

--------------------------------------------------------------------------------
BORROWER               REASON           CURRENT PRINCIPAL
--------------------------------------------------------------------------------
Rob Fraser             Vehicle loan      $ 28,211.97
--------------------------------------------------------------------------------
Dave Peterson          Vehicle loan      $  8,237.60
--------------------------------------------------------------------------------
Mike Skellett          Vehicle loan      $ 22,167.00
--------------------------------------------------------------------------------
Craig Stuart           Housing loan      $300,000.00
--------------------------------------------------------------------------------
William Bourgeois and  Housing loan      $350,000.00
Phyllis Bourgeois
--------------------------------------------------------------------------------

NET ADJUSTMENT:                                                                          NIL

These loans are part of the employment arrangements with these employees and will remain in place after Closing. The loans are repayable on demand. The vehicle loans are amortized on an annual basis through partial forgiveness, which is taxed in the hands of the employee as a benefit. The housing loans have no fixed terms of repayment
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                             ADJUSTMENT TO BE MADE
                                                                                             TO THE PURCHASE PRICE
TRANSACTION TO BE UNDERTAKEN                                                                       INCREASE
                                                                                                  (DECREASE)
--------------------------------------------------------------------------------------------------------------------
PAYMENT OF EMPLOYEE BONUSES

The following bonuses to employees will be paid in cash:

John C. Kerr                                          $1,477,000.00

Tim C. Kerr                                           $1,477,000.00

Conrad A. Pinette:                                    $2,000,000.00

John Thomas:                                          $1,000,000.00
                                                      -------------

Gross Adjustment:                                     $5,954,000.00

Tax reduction as a result of bonus payments:         ($2,120,815.00)
                                                      --------------

NET ADJUSTMENT:    $3,833,185.00*                                                        ($3,833,185.00)

* John Thomas may elect to have his loans forgiven and to reduce his bonus by an equivalent amount. There would be no effect on Working Capital as a result of such a change.
-----------------------------------------------------------------------------------------------------------------------

NET ADJUSTMENT TO THE PURCHASE PRICE:                                                    ($3,095,731.00)
-----------------------------------------------------------------------------------------------------------------------


RELEASE OF ARTCO LEASE

The Lease will be released prior to Closing. The Vendor has initiated the process of dissolving and winding-up 654899 British Columbia Ltd. ("Artco"), effective January 1, 2004, and the Vendor will be the owner of all of the artworks formerly owned by Artco from that date and will be free to deal with such artworks before and after Closing as it sees fit. It is anticipated that the artworks may remain in the Vancouver office on a storage basis after the Closing, subject to any necessary insurance arrangements being made at the Vendor's expense.


RELEASE OF SHAREHOLDERS BUY/SELL AGREEMENT

The Buy/Sell Agreement among the Company, the Vendor, John and Tim dated September 29, 2001 will be terminated prior to Closing (or at the Vendor's option the agreement may remain in place but the Company will be released therefrom such that it will have no further obligations thereunder after Closing).

DELIVERY OF INTERNAL MANAGEMENT FINANCIAL INFORMATION PACKAGE

The Vendor will deliver to the Purchaser by February 4, 2004 the Company's final internal unaudited financial reporting package prepared by management of the Company for the period ended December 31, 2003.


PRE- AND POST-CLOSING TRANSACTIONS

INVESTMENT IN CHASYN WOOD TECHNOLOGIES INC.

The Vendor, the Purchaser and the Company will, all parties acting reasonably, develop a structure whereby the Vendor's investment in Chasyn (through 598283 B.C. Ltd.) will be able to be realized from the first monies flowing from Chasyn, whether pursuant to payment on account of its current accounts receivable owing to the Company or from payment on account of its loan owing to 598283 B.C. Ltd., until such time as the Vendor has recouped an amount equal to its loan balance of $1,899,420.

CONTRACTUAL ARRANGEMENTS WITH LONGVIEW FIBRE COMPANY

The Vendor will use its Best Efforts to cause the following to occur:

1. A senior Company executive (likely Conrad Pinette but possibly Aaron Anderson) will contact David Bowden, Senior Vice President, Timber, of Longview subsequent to signing this Agreement, but coinciding with the public announcement, to confirm the Company's desire to continue the sales arrangement.

2. The Company will provide the thirty (30) days written notice of the pending change of control of the Company, to comply with the current undertakings agreement.

3. Senior Company executives will visit David Bowden to explain the impending changeover and solidify the current marketing arrangement.

4. The Vendor will use its Best Efforts to transfer the Longview contract from Kerr Investments Inc. to a subsidiary of the Purchaser or will assign all proceeds (less any costs incurred in connection with the Longview agreement) from Kerr Investments Inc. to the Company until the next review date, August 31,2004.

5. If, as part of the process of transferring the contract to a Purchaser subsidiary, the Purchaser is required to enter into any contracts or undertakings with Longview similar to those between the Company and Longview, it will do so.

REMOVAL OF INDIVIDUAL PENSION PLANS

The Vendor will use its Best Efforts to remove all of the Individual Pension Plans listed in Schedule 3.8 from the Company prior to the Closing, except the Individual Pension Plans and Retirement Compensation Arrangements for John Thomas and Rob Fraser. The parties acknowledge that such removal may not be able to be implemented prior to the Closing if requisite consents or approvals of Government Authorities have not been obtained or other technical requirements cannot be completed by that date, and in that event the Vendor shall remain obligated to complete the removal as soon as is reasonably possible after Closing.


POST-CLOSING TRANSACTIONS

ACCOUNTS RECEIVABLE OWING BY JACKPINE FOREST PRODUCTS LTD. AND RELATED COMPANIES

CURRENT STATUS
--------------
Debenture loan to Jackpine by the Company:     $1,500,000 at January 31, 2004

Logging Advances made to Jackpine by the       +/- $566,729* at January 31, 2004
Company:

Account Receivable owing by Jackpine to the    +/- $220,830* at January 31, 2004
Company from post-CCAA filing
operations (net of offset payables):

Accounts Receivable restricted by CCAA and     $1,959,950
fully reserved for at December 31, 2003:

* These accounts are subject to daily change as logging and lumber purchase/sale activities are ongoing

ARRANGEMENTS REGARDING PRE-CCAA FILING ACCOUNT RECEIVABLE
---------------------------------------------------------
STEP 1 Upon (and subject to), Jackpine Group being released from CCAA and there being resolution to trade file, the Jackpine Group will again be "bankable" and will be able to receive a bank line of credit in anticipation of CVD/AD deposits and/or Jackpine will receive its share of the CVD/AD deposits refunded as a result of the settlement.

STEP 2 Jackpine will then begin paying down of the Company account receivable that was restricted under the CCAA proceeding ($1,959,950). The other accounts receivable and logging advances and recoveries are anticipated to continue in the ordinary course of business)

STEP 3 To the extent that the Company and/or the Purchaser accumulates receipts from Jackpine on account of the restricted receivable in amounts of $250,000, it will calculate its income tax obligation arising from those collections, and remit the net amount to the Vendor.

STEP 4 This process will be repeated until the full amount of $1,959,950 has been recovered by the Company and/or the Purchaser and the net amount remitted to the Vendor.


PREPARATION AND FILING OF SECTION 85 ROLLOVER ELECTION FORM

The Vendor will at its expense prepare, and present for execution by the Purchaser not less than 10 Business Days before the deadline for its filing with Canada Customs and Revenue Agency, a joint election in the prescribed form pursuant to subsection 85(1) of the Tax Act with respect to the disposition of the Vendor's Shares to the Purchaser at an agreed amount stipulated by the Vendor, which agreed amount will be within the limits required by subsection 85(1) of the Tax Act. The Purchaser will execute such election form and return it to the Vendor within 5 Business Days of its presentation.

PREPARATION OF TAX RETURNS

The Vendor will prepare on the Company's behalf and file within the time limited therefor the Company's Canadian income tax, British Columbia logging tax and US federal and state tax returns (collectively, the "Returns") for its fiscal year ended December 31, 2003. The Vendor will present the Returns for execution by the Company not less than 20 Business Days before the deadline for their filing with Canada Customs and Revenue Agency and other applicable bodies, and the Purchaser will cause the Company to execute such return and return it to the Vendor within 10 Business Days of its presentation.

The Vendor, the Company and the Purchaser will work cooperatively to prepare the "change of control" financial statements and Returns for the Company, all parties acting reasonably, and the Vendor shall be entitled to review all such financial statements and Returns prior to filing. The costs of the "change of control" financial statements and Returns shall be borne by the Company. If any of the parties has any objections to the "change of control" financial statements or Returns it shall so advise the other parties at least 20 Business Days before the deadline for filing the tax return with Canada Customs and Revenue Agency and the parties will meet as expeditiously as possible and will attempt to settle the objections, all parties acting reasonably. If the parties are unable to come to an agreement on the matter, it shall be referred for determination by an independent third party chartered accountant in the same manner as provided in the Agreement for settlement of Objections to the Working Capital, MUTATIS MUTANDIS.

                                 SCHEDULE 3.4(l)

                                     LEASES


         1.       All leasehold interests in the Lands set out in Schedule
                  1.1(pp).

         2. Lease dated June 15, 2001 between HSBC Bank Canada and the Company for two NEAX 2000 IVS2 PBX telephone systems (Vancouver and Williams Lake).

         3. Lease dated November 6, 2000 between HSBC Bank Canada and the Company for a Raygo Wagner Log Stacker s/n 109249 and related equipment.

         4. Nine (9) leases dated at various dates between Cariboo Chevrolet Oldsmobile Pontiac Buick GMC Ltd. and the Company, as follows:

-------------------------------------------------------------------------------------------------------
MAKE           SERIAL NO.          DRIVER         FLEET     FINAL LEASE   MONTHLY RENT  RESIDUAL  YEARS
                                                  NUMBER    PAYMENT DATE (WITHOUT TAX)    VALUE
-------------------------------------------------------------------------------------------------------
2003 Chev 4x4  1GCHK29U93E310976  J. Pinchbeck  04-03-014    06/12/07      $714.21      $4,000.00  4
-------------------------------------------------------------------------------------------------------
2003 Chev 4x4  1GCHK29U43E312909  S. Housden    04-03-019    06/12/07      $714.21      $4,000.00  4
-------------------------------------------------------------------------------------------------------
2003 Chev 4x4  1GCHK29U43E318984  G. Mooney     04-03-023    06/12/07      $714.21      $4,000.00  4
-------------------------------------------------------------------------------------------------------
2002 Chev 4x4  1GCHK29U12Z322983  R. Gertzen    04-03-010    06/07/06      $674.01      $4,000.00  4
-------------------------------------------------------------------------------------------------------
2002 Chev 4x4  1GCHK29U82Z322382  J. Liscomb    04-03-011    06/07/06      $674.01      $4,000.00  4
-------------------------------------------------------------------------------------------------------
2001 Chev 4x4  1GCHK23U71F196296  E. Pascas     04-03-004    06/20/05      $717.56      $4,000.00  4
Crew Cab
-------------------------------------------------------------------------------------------------------
2001 Chev 4x4  1GCHK29U41Z309249  R. Weltz      04-03-013    06/07/05      $694.83      $4,000.00  4
-------------------------------------------------------------------------------------------------------
2001 GMC 4x4   1GTGK29U11Z134555  J. Alexander  04-03-009    06/01/05      $754.67      $4,000.00  4
-------------------------------------------------------------------------------------------------------
2001 Chev 4x4  1GCGK29U41Z305895  R. Bremner    04-03-012    06/07/04      $883.18      $4,000.00  3
-------------------------------------------------------------------------------------------------------


         5.       Vehicle leases with VW credit Canada Inc. as follows:

                  (a) 2001 Audi A6 2.8 Serial # WAUEH64BX1N060382 (PPR Registration December 29, 2000, 9240055)

                  (b) 2003 Audi A4 3.0L Q Avant Serial #WAUVT58E63A360461 (PPR Registration July 21, 2003, 170596B)

         6. Lease dated March 18, 2003 among 654899 British Columbia Ltd., the Company and the Vendor by which the Company has agreed to lease 48 works of art from Artco.

                                 SCHEDULE 3.4(n)

                              INTELLECTUAL PROPERTY

None.

                                 SCHEDULE 3.4(o)

                                FORMER PROPERTIES


1. The Company has operated in the Cariboo since 1947. Up until 1960 there were various bush mill sites around Quesnel, Likely and Williams Lake which have long been inactive. There were permanent installations at Quesnel and Williams Lake starting in approximately 1960. The Quesnel operations were sold to Weldwood in the mid-1960s and make up their sawmill and plywood division at Quesnel. The Williams Lake facilities were consolidated at the current location in the early 50s by which time the Quesnel operations had ceased.

2. The Company had operations in the Southern Interior from the early 60s to the mid-70s. The operations were centered at Salmon Arm and consisted of two divisions - one in the Town of Salmon Arm and one at Tappen Valley. The Salmon arm plant was destroyed by fire in the early 70s and the Tappen Valley operations were sold to Drew Sawmills in approximately 1975. Drew operated these facilities until declaring bankruptcy some time in the early 80s.

3. The Company also operated a sawmill at Tatlayoko Lake (75 miles west of Williams Lake) which was destroyed by fire in 1974. This site is now part of a provincial park and is a wildlife refuge. The Company and a major conservation group restored this site in the 1980s.

4. In more recent times, the Company acquired a small sawmill in 1973 called Gunsveit Lumber Products, in the Chimney Creek area. The site was cleaned up at that time.

5. The Company's final acquisition was Komori Lumber Company in 1974. The site at 70 Mile was cleaned up and closed in 1975.

                                 SCHEDULE 3.5(a)

                                     PERMITS


PERMITS HELD BY THE COMPANY:

1. Amended Waste Management Permit PA03283 for air emissions dated April 25, 2003 (following the application submitted April 14, 1999).

2. Amended Waste Management Permit PR07206 for shared landfill held jointly with the Purchaser dated July 17, 1995.

3.        Gas Permit (permit # IAC00242 expiring July 31, 2004).

4.        Boiler and Vessel Certificate and General Supervision Certificate.

5.        City of Williams Lake Business License.

6.        City of Vancouver Business License.

7.        Timber Tenures as listed in Schedule 3.9.



EXCEPTIONS:

1.       See Schedule 3.1(b) Business Qualification

                                 SCHEDULE 3.5(b)

                               MATERIAL CONTRACTS

                                 SCHEDULE 3.5(B)

                               MATERIAL CONTRACTS

1. Buy/Sell Agreement among John Kerr, Tim Kerr, the Vendor, the Company and others dated September 26, 2001.

2.       Side letter dated September 26, 2001.

3. British Columbia (Minister of Environment Lands and Parks) Licence of Occupation (514691)for a landfill site.

4. British Columbia (Minister of Environment Lands and Parks) Lease (514643)for a logging camp.

5.

6.       Innovative Forest Practices Agreement.

7. Hauling Contract dated March 18, 2003 -Lignum Seniority Truckers Agreement with attached seniority lists.

8. Lease of Artwork dated March 18, 2003 among 654899 BRITISH COLUMBIA LTD., the Company and the Vendor.

9. Recipient Agreement (# 2225) dated May 2, 2003 between the Company and PricewaterhouseCoopers LLP.

10. Joint Power Line Agreement dated June 7, 2001 between the Purchaser and the Company.

11. Conditional Sales Agreement dated October 8, 2002 between the Company and Caterpillar Financial Services Limited for a Caterpillar Wheel Loader (966G).

12. Lease dated October 30, 2000 between the Company and HSBC Bank Canada for Raygo Wagner Log Stacker.

13. Nine (9) leases dated at various dates between Cariboo Chevrolet Oldsmobile Pontiac Buick GMC Ltd. and the Company referred to in
         Schedule 3.4(l) Leases.).

14. Lease dated May 25, 2000 the Company and Sandtronic Business Systems for a Sharp AR-507 Digital Image Copier .

15. HSBC Bank Canada Master Lease Agreement regarding NEAX 2000 IVS2 PBX telephone system in Vancouver and Williams Lake offices.

16. Aircraft Purchase Agreement dated March 1, 2000 between Centara Aviation Inc. and the Company.

17.      Lease dated January 1, 1999 between the Company and BCR Properties
         Limited..

18.      Lease dated September 1, 1994 between the Company and BCR Properties
         Limited.

19. Crossing Agreement dated effective June 11, 2001 between the Company, BC Rail Partnership and BC Rail.

20. Access Road License Agreement dated effective September 1, 1994 between the Purchaser and the Company.

21. Interim Access Road License Agreement dated effective September 8, 1999 between the Purchaser and the Company.

22. Lease (1200 - 1090 West Georgia St., Vancouver) dated December 6, 2001 between the Company and Mottistone Holdings Ltd.

23.

24. Employment Services Agreement dated March 31, 2003, between the Company and S.J. Silviera Inc regarding Steve Silveira.

25. Employee Indemnification Agreements regarding directorships of joint venture companies:

         (a) Marie Bernadette Beck (Chendi Enterprises Ltd., Dagish Enterprises Ltd., Ecolink Forest Services Ltd., Stswecemcemc Enterprises Ltd. and Tsi'Bas Forest Services Ltd.);

         (b)      Brian LaPointe (Ecolink Forest Products Ltd.);

         (c) Martin Tazelaar (Chendi Enterprises Ltd., Natasewed Enterprises Ltd. and Tsi'Bas Forest Services Ltd.);

         (d)      Kim Peel (Tsi Bas);

         (e)      Ryan Weltz (Ecolink);

         (f)      Ron Bremner (Chendi and Ecolink);

         (g)      John Liscomb and Shawn Howsden (Stswecemcemc); and

         (h)      Rob Therrien (Chendi, Tsi Bas, Natasewed and Ecolink).

         (i)

26.      Insurance policies, as follows:

             ----------------------------------------------------------------------------------------
             INSURER                       POLICY NO.     SCOPE
             ----------------------------------------------------------------------------------------
             Lumberman's Underwriting      603959         All Property (other than stock in US)
             Alliance
             ----------------------------------------------------------------------------------------
             Lumberman's Underwriting      316280         Stock located at various US locations
             Alliance
             ----------------------------------------------------------------------------------------
             Zurich                        8830974        Accident - Property Damage and
                                                          Business Interruption (related to the
                                                          HSBC Debenture)
             ----------------------------------------------------------------------------------------
             AXA Pacific                   1188191        Commercial General Liability (Claims
                                                          arising from diversified forestry
                                                          operations)
             ----------------------------------------------------------------------------------------
             Gerling Canada                9134758        Primary Umbrella
             ----------------------------------------------------------------------------------------
             Chubb                         79753271       1st Umbrella Excess
             ----------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------
             INSURER                       POLICY NO.     SCOPE
             ----------------------------------------------------------------------------------------
             Gerling Canada                ICF3558        2nd Umbrella Excess
             ----------------------------------------------------------------------------------------
             ACE/Hartford Fire/Liberty     360AC-361815   CAIM All Clear Aircraft Policy (1981
             Mutual                                       British Aerospace HS 125-700A)
             ----------------------------------------------------------------------------------------
             ING Commercial America        C1-10612       Public Liability (In Mexico for aircraft of
                                                          foreign registration)
             ----------------------------------------------------------------------------------------
             Chubb                         30208153       Insures Artco's art collection
             ----------------------------------------------------------------------------------------

27.      Shareholder Agreements with joint venture company shareholders:

         (a)      Canoe Creek Indian Band dated August 31, 1999;

         (b)      Alkali Band;

         (c)      Alexis Creek Band;

         (d)      Canoe Creek Band; and

         (e)      Tl'etinqox-tin Government Office.

28. Logging Agreements with Jackpine Forest Products Ltd. ("JACKPINE") and related companies:

         (a) AGREEMENT BETWEEN JACKPINE AND THE COMPANY FOR TSL A46503 DATED July 25, 1995;

         (b) AGREEMENT BETWEEN REDWOOD VALUE-ADD Products Ltd. ("REDWOOD") Jackpine AND THE COMPANY FOR TSL A44185 DATED September 28, 1995;

         (c) AGREEMENT BETWEEN JACKPINE AND THE COMPANY FOR TSL A43902 DATED January 10, 1996;

         (d) AGREEMENT BETWEEN THE COMPANY AND Jackpine FOR TSL A71312 dated October 17, 2003;

         (e) AGREEMENT BETWEEN THE COMPANY AND JACKPINE ENGINEERED WOOD PRODUCTS INC. ("JEWP") FOR FL A61314, FL A62076 AND TSL A61353 dated September 5, 2002; and

         (f) AGREEMENT BETWEEN THE COMPANY, Jackpine AND JEWP. FOR FL A62076 AND TSL A71312.

29.      Security and Loan Agreements with Jackpine Forest Products Ltd.:

         (a)      General Security Agreements:

                  (i)      dated May 3, 1995 from Jackpine to the Company;

                  (ii)     dated August 1, 1995 from Redwood to the Company; and

                  (iii)    dated July 25, 2000 from JEWP to the Company.

         (b) Loan Agreement dated May 28, 1998 among the Company, Jackpine, Redwood and Gian Singh Sandhu ("SANDHU");

         (c)      Cross-Guarantees dated April 5, 2000:

                  (i)      from Jackpine to the Company

                  (ii)     from Redwood to the Company

                  (iii)    from JEWP to the Company;

         (d) Sandhu Group Undertaking and Direction (versions from each of the Jackpine shareholders are held);

         (e) May 15, 1998 letter agreement between the Company and Bank of Montreal regarding offset of timber advances;

         (f) July 24, 1998 Inter-Creditor Agreement between the Company and Bank of Montreal;

         (g) September 29, 1999 letter agreement between the Company and Jackpine regarding a postponement requested by GE Capital Canada Equipment Financing ("GE") in connection with a new financing arrangement;

         (h)      Mortgage from Jackpine to the Company dated May 10, 1995
                  ((PJ015415);

         (i) Mortgage from Jackpine to the Company dated November 29, 1999 (PN045623);

         (j) Priority Agreements from the Company in favour of GE and 2762617 BC Ltd. (General Electric Canada Real Estate Finance Inc.) regarding Jackpine security:

                  (i) September 29, 1999 regarding the May 3, 1995 mortgage;

                  (ii)     September 29, 1999 regarding the GSA's;

                  (iii)    August 3, 2000 regarding certain specific equipment;
                           and

                  (iv) March 20, 2003 regarding the November 29, 1999 and May 3, 1995 mortgages and a new mortgage granted to 2762617 BC Ltd.;

         (k) Agreement dated January 31, 2003 among Jackpine, JEWP, Sandhu, Bank of Montreal, GE Canada Equipment Financing G.P. and the Company;

         (l) September 4, 2003 letter from the Company to Jackpine regarding possible additional timber advances;

         (m) September 8, 2003 Letter Agreement between the Company, Bank of Montreal Jackpine, JEWP, Redwood, Sandhu and Trustee of the Jackpine Employee Profit Sharing Fund;

         (n) September 11, 2003 letter agreement between the Company and Jackpine regarding logging advance, with Promissory Note from Jackpine for the advance; and

         (o) November 14, 2003 letter agreement between the Company and Jackpine regarding Debtor in Possession advance.

30. Specific Forest License Security Agreement dated November 13, 2003 from Jackpine and JEWP.

31. Exclusive Distribution Agreement dated March 1,2001 among the Company, Jackpine and JEWP..

32.

33. Relationship with Longview Fibre Company regarding sales representation in the US market:

         (a)      Lumber Sales Representation Agreement dated September 1, 2001;

         (b)      Undertakings of Affiliated Corporations dated September 1,
                  2001;

         (c)      Guaranty dated September 1, 2001; and

         (d)      First Amendment to Lumber Sales Agreement dated September 1,
                  2003.

34. Operating and Modification of Operating Agreement dated April 11, 2001 between Chasyn Wood Technologies Inc., 606419 BC Ltd., 598283 BC Ltd., Boyd Shanks, Jeffrey William Pearce and the Company.

         (a)

35.      Grade Stamp Licensing Agreements:

         (a) Dated May, 2000 between Cariboo Lumber Manufacturers Association and the Company; and

         (b) Dated July, 2003 between Council of Forest Industries and the Company.

36.      Power Agreements:

         (a) Agreement for New Transmission Companies dated as of November 20, 2001 between British Columbia Hydro and Power Authority and the Company; and

         (b) Electricity Supply Agreement dated as of November 19, 2001 between British Columbia Hydro and Power Authority and the Company.

37.      Natural Gas Agreements:

         (a) Commending November 1, 2003 between Direct Energy Marketing Limited and the Company; and

         (b)      Dated September, 2003 between Terasen Gas inc. and the
                  Company.

38.

39.

40. Agreement dated October 5, 2001 between the Company and Interwrap Industries Inc. (lumber covers)

41. Agreement dated June 1, 2000 between the Company and Petro-Canada (fuel supply agreement).

42. Agreement dated July 16, 2002 between the Company and Marko Zurak d.b.a. Quality Excavating and Construction.

43.      Agreement dated July 16, 2002 between the Company and Signode Canada
         Ltd.

44.      Agreement dated July 16, 2002 between the Company and Tetra Ventures
         Ltd.

45. Agreement dated September 13, 2002 between the Company and Ken Unraul and Sheila Unraul d.b.a. Done-Rite Janitorial .

46.      Agreement dated March 17, 2003 between the Company and WWF Canada.

47. Memorandum of Understanding dated January 23, 2003 between the Company and Ducks Unlimited Canada.

48. Protocol Agreement dated December 20, 2002 between the Company and Xats'ull (Soda Creek) First Nation.Shareholders Agreement with Fibreco Export Inc.

49. Agreement dated June 30, 1993 between the Company and NW Energy (Williams Lake) Corp.Letter of Intent between the Company and Pinnacle Pellet WL Inc.

50.      Chip Supply Agreements:

         ------------------------------------------------------------------------------------------------------------
                     BUYER AND AGREEMENT DATE                WHOLE LOG        RESIDUAL        EXPIRY        AUTOMATIC
                                                           VOLUME (ODT/YR.)        LOG          DATE         OR BUYER
                                                              APPROX.           VOLUME                       OPTION
                                                                               (ODT/YR.)                    TO RENEW?
                                                                               APPROX.
         ------------------------------------------------------------------------------------------------------------
         Canadian Forest Products Ltd.                         33,000          100,000       Dec. 31,         No
         January 1, 2002                                                                       2016
         ------------------------------------------------------------------------------------------------------------
         Cariboo Pulp and Paper                                                65,000        Dec. 31,         No
         January 1, 1998, as modified by the letter                                            2004
         agreement dated July 7, 1998
         ------------------------------------------------------------------------------------------------------------
         Fibreco Export Inc., October 13, 2000, as                              5,443        Dec. 31,         No
         modified by the letter from Fibreco dated March                     (5,000 BDU)       2005
         13, 2001
                                                                           (increasing to
                                                                            9,471 ODTs /
                                                                            8,700 BDUs on
                                                                             January 1,
                                                                                2004)
         ------------------------------------------------------------------------------------------------------------


51.      Contracts (partly oral and partly written) with Trucking Contractors:

         (a)      Frank Hrynkewich Logging;

         (b)      Bernier Holdings;

         (c)      Bosworth Trucking;

         (d)      B. Combs;

         (e)      Longhorn Trucking;

         (f)      Delan Contracting;

         (g)      Ash Construction;

         (h)      Thunder Mountain Enterprises;

         (i)      Don Macdonald;

         (j)      Craig Augustine;

         (k)      Earl Adolph Contracting;

         (l)      Royce Cook Contracting;

         (m)      D.J Trucking;

         (n)      Les Boomer Trucking;

         (o)      O.B. Trucking; and

         (p)      K & L Contracting.

52.      Contracts (essentially oral) with Harvesting Contractors:

         (a)      San Jose Logging;

         (b)      Jordef Enterprises;

         (c)      Camille Contracting;

         (d)      Chendi Enterprises Ltd.;

         (e)      R&D Logging;

         (f)      Ecolink Forest Services;

         (g)      Sarver Logging;

         (h)      Kinwood Contracting;

         (i)      Doerksen Logging;

         (j)      L. Hinsche Logging;

         (k)      Lynne Creek Contracting;

         (l)      Lee Doyle Contracting;

         (m)      EWD Logging;

         (n)      Nilsson Select Contracting;

         (o)      Ken Perrett Logging;

         (p)      B.S. Salvage;

         (q)      Borland Creek Contracting;

         (r)      Harper Lake Contracting;

         (s)      AI Contracting;

         (t)      K Munro Logging;

         (u)      Double J Contracting; and

         (v)      Kalaco Contracting.

53.      Regular engagements or retainers of consultants, as listed in Schedule
         3.7 Employee Plans.

54. Employment and pension arrangements as listed in Schedule 3.7 Employees and Schedule 3.8 Employee Plans.

55.      The Timber Tenures.

                                 SCHEDULE 3.5(d)

                                   LITIGATION

1.        See Schedule 3.5(k).

2. The Crown has made a claim for approximately $25,000 against Jackpine Forest Products Ltd. for costs incurred in connection with a forest fire in 2001 which was started by the equipment of a Company contractor. The insurer for the Company has taken the initial position that insurance coverage is not available. The Crown has not pursued the matter in several months.

3. The Company has filed an Appearance in proceedings commenced by Jackpine Forest Products Ltd. and its related companies pursuant to the COMPANIES CREDITORS ARRANGEMENT ACT. See also Schedule 3.3(a).

4. The Company, while not a party to the action nor having been threatened in that regard, has been voluntarily assisting one of its customers, Canex, with legal expenses which Canex has incurred in connection with a claim by the United States government that Canex acted inappropriately in connection with certain pre-manufactured trusses which it purchased from the Company. The Company has been willing to assist with the legal expenses in order to enable its customer to survive and to continue to purchase goods from the Company. The amount contributed by the Company to date has been approximately $20,000.

5. A former Forester employed by the Company, Tracey Earle, has commenced a wrongful dismissal action against the Company. The action is being actively defended by Ogilvy Renault (Tom Roper, Q.C.) on the Company's behalf. The Company expects to be successful in its defence of the claim, but even if it is not any potential award is not expected to be material in light of the relatively short duration of the Plaintiff's employment.

                                 SCHEDULE 3.5(F)

                                    INSURANCE

1.       INSURANCE POLICIES MAINTAINED BY THE COMPANY:

---------------------------------------------------------------------------------------------------------------
INSURER                         POLICY NO.       SCOPE                                          ANNUAL PREMIUM
---------------------------------------------------------------------------------------------------------------
Lumberman's Underwriting        603959           All Property (other than stock in US)          $454,635
Alliance
---------------------------------------------------------------------------------------------------------------
Lumberman's Underwriting        316280           Stock located at various US locations          $17,360
Alliance
---------------------------------------------------------------------------------------------------------------
Zurich                          8830974          Accident - Property Damage and Business        $12,000
                                                 Interruption (related to the HSBC Debenture)
---------------------------------------------------------------------------------------------------------------
AXA Pacific                     1188191          Commercial General Liability  (Claims arising  $80,605
                                                 from diversified forestry operations)
---------------------------------------------------------------------------------------------------------------
Gerling Canada                  9134758          Primary Umbrella                               $18,800
---------------------------------------------------------------------------------------------------------------
Chubb                           79753271         1st Umbrella Excess                            $15,000
---------------------------------------------------------------------------------------------------------------
Gerling Canada                  ICF3558          2nd Umbrella Excess                            $4,500
---------------------------------------------------------------------------------------------------------------
ACE/Hartford Fire/Liberty       360AC-361815     CAIM All Clear Aircraft Policy (1981 British   $58,485
Mutual                                           Aerospace HS 125-700A)
---------------------------------------------------------------------------------------------------------------
ING Commercial America          C1-10612         Public Liability (In Mexico for aircraft of    $85.00
                                                 foreign registration)
---------------------------------------------------------------------------------------------------------------
Chubb                           30208153         Insures Artco's art collection                 $7,570
---------------------------------------------------------------------------------------------------------------


2. PARTICULARS OF CLAIMS MADE UNDER ANY POLICIES OF INSURANCE MAINTAINED BY OR FOR THE BENEFIT OF THE COMPANY OVER THE 5 CALENDAR YEARS IMMEDIATELY PRIOR TO THE COMMITMENT DATE:

2.1 The Crown has made a claim for approximately $25,000 against Jackpine Forest Products Ltd. for costs incurred in connection with a forest fire in 2001 which was started by the equipment of a Company contractor. The insurer for the Company has taken the initial position that insurance coverage is not available. The Crown has not pursued the matter in several months.

2.2 In 2003 the Company made a claim under its insurance for damage incurred in a fire at the Williams Lake plant. That claim has been settled in full and the Company has received the full amount of its claim.

                                 SCHEDULE 3.5(h)

                             INDEBTEDNESS TO COMPANY

See Schedule 3.3(a).

                                 SCHEDULE 3.5(k)

                               NATIVE LAND CLAIMS



1. A possible First Nations claim has been raised by the Tsilhqot'in National Government against all lumber companies in the Williams Lake area, alleging that their forest licences may be wholly or partially located within the Tsilhqot'in National Territory over which aboriginal title is asserted. It is not possible to determine the validity or impact of the Tsilhqot'in National Government's alleged claims on the Company at this time.

2. The Company has received correspondence from the Whispering Pines /Clinton Indian Band asking that they be consulted and accommodated as part of the process for renewal of the Company's Forest License A20003. The Company has responded to the correspondence to advise the Band that the Company understands and expects that the Ministry of Forests will be in consultation with the Band and that the Company expects to be brought into the process by the Ministry at the appropriate time.

3. The Company has received correspondence from the High Bar First Nation asking that they be consulted and accommodated as part of the process for renewal of any of the Company's Forest Licenses which impact the "traditional territories" claimed by that Band. The correspondence was also signed by representatives of the Canim Lake Band, Canoe Creek Band, Soda Creek Band and Williams Lake Band. The Company has contacted the Band to acknowledge receipt of this correspondence but has taken no further action.

4. The Company has received correspondence from the Ministry of Forests to the effect that the Ministry intends to offer the Company replacement Forest Licenses for the Company's existing Forest Licenses AA20018 and A20003 once the Province has completed a consultation process with any affected First Nations.

                                 SCHEDULE 3.6(d)

                                 CUSTOMER CLAIMS

None.

                                  SCHEDULE 3.7

                                    EMPLOYEES

1.       SALARIED EMPLOYEES:

As set out on the attached printout.



2. INDEPENDENT CONTRACTORS AND OUTSIDE CONSULTANTS WHO BILLED MORE THAN $25,000 IN 2003 (OR MORE THAN $75,000 IN RESPECT OF MILL PARTS AND SUPPLIES):

VANCOUVER:

--------------------------------------------------------------------------------
CONSULTANT/CONTRACTOR                                        2003 GROSS BILLINGS
--------------------------------------------------------------------------------
FBM Consulting Enterprises                                   $      93,972
--------------------------------------------------------------------------------
Global Public Affairs                                               72,211
--------------------------------------------------------------------------------
Steve Spaulding                                                     32,418
--------------------------------------------------------------------------------
Cortex Consultants                                                  25,835
--------------------------------------------------------------------------------
Capital West Partners                                              153,359
--------------------------------------------------------------------------------
Fibretech Manufacturing                                             40,290
--------------------------------------------------------------------------------
Steve Silviera                                                      24,481
--------------------------------------------------------------------------------
Grant Thornton                                                     180,000
--------------------------------------------------------------------------------
Michael Humjan                                                      72,000
--------------------------------------------------------------------------------

WILLIAMS LAKE:

--------------------------------------------------------------------------------
CONSULTANT/CONTRACTOR                                        2003 GROSS BILLINGS
--------------------------------------------------------------------------------
TOP SUPPLIERS FOR MILL PARTS, SUPPLIES AND CONSUMABLES
--------------------------------------------------------------------------------
BC Hydro                                                     $     990,365
--------------------------------------------------------------------------------
Petro-Canada                                                       566,543
--------------------------------------------------------------------------------
Interwrap Industries                                               566,297
--------------------------------------------------------------------------------
Terasen Gas                                                        299,921
--------------------------------------------------------------------------------
Finning Tractor                                                    216,745
--------------------------------------------------------------------------------
Tasco Supplies                                                     178,557
--------------------------------------------------------------------------------
Signode Canada                                                     148,086
--------------------------------------------------------------------------------
Interior Lathing                                                   116,125
--------------------------------------------------------------------------------
Carbide Tool Works                                                  91,105
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSULTANT/CONTRACTOR                                        2003 GROSS BILLINGS
--------------------------------------------------------------------------------
TOP CONTRACTORS FOR OPERATIONS
--------------------------------------------------------------------------------
Tetra Ventures                                                     248,614
--------------------------------------------------------------------------------
Done Rite Janitorial                                               118,109
--------------------------------------------------------------------------------
Triple P Sanitation                                                 42,703
--------------------------------------------------------------------------------
Ogilvy Renault                                                      21,371
--------------------------------------------------------------------------------
Cariboo Controls                                                    18,661
--------------------------------------------------------------------------------
Brown Crawshaw                                                      15,574
--------------------------------------------------------------------------------
TOP CONTRACTORS FOR WOODLANDS
--------------------------------------------------------------------------------
LOGGERS:
--------------------------------------------------------------------------------
San Jose Logging                                                 5,879,045
--------------------------------------------------------------------------------
Jordef Enterprises                                               5,002,741
--------------------------------------------------------------------------------
Camille Contracting                                              1,704,513
--------------------------------------------------------------------------------
Chendi Enterprises Ltd.                                          1,421,030
--------------------------------------------------------------------------------
R&D Logging                                                      1,285,753
--------------------------------------------------------------------------------
Ecolink Forest Services                                          1,221,359
--------------------------------------------------------------------------------
Sarver Logging                                                     402,174
--------------------------------------------------------------------------------
Kinwood Contracting                                                367,829
--------------------------------------------------------------------------------
Doerksen Logging                                                   271,845
--------------------------------------------------------------------------------
L. Hinsche Logging 249,968
--------------------------------------------------------------------------------
Lynne Creek Contracting                                            240,517
--------------------------------------------------------------------------------
Lee Doyle Contracting                                              186,196
--------------------------------------------------------------------------------
EWD Logging                                                        174,681
--------------------------------------------------------------------------------
Nilsson Select Contracting                                         166,728
--------------------------------------------------------------------------------
Ken Perrett Logging                                                151,645
--------------------------------------------------------------------------------
B.S. Salvage 130,003
--------------------------------------------------------------------------------
Borland Creek Contracting                                          105,969
--------------------------------------------------------------------------------
Harper Lake Contracting                                             79,801
--------------------------------------------------------------------------------
AI Contracting                                                      65,193
--------------------------------------------------------------------------------
K Munro Logging                                                     61,032
--------------------------------------------------------------------------------
Double J Contracting                                                56,902
--------------------------------------------------------------------------------
Kalaco Contracting                                                  41,309
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSULTANT/CONTRACTOR                                        2003 GROSS BILLINGS
--------------------------------------------------------------------------------
TRUCKERS:  (SENIORITY ONLY)
--------------------------------------------------------------------------------
Frank Hrynkewich Logging                                           814,607
--------------------------------------------------------------------------------
Bernier Holdings                                                   656,594
--------------------------------------------------------------------------------
Bosworth Trucking                                                  619,404
--------------------------------------------------------------------------------
B. Combs                                                           614,418
--------------------------------------------------------------------------------
Longhorn Trucking                                                  577,607
--------------------------------------------------------------------------------
Delan Contracting                                                  321,354
--------------------------------------------------------------------------------
Ash Construction                                                   274,533
--------------------------------------------------------------------------------
Thunder Mountain Enterprises                                       265,726
--------------------------------------------------------------------------------
Don Macdonald                                                      220,318
--------------------------------------------------------------------------------
Craig Augustine                                                    160,863
--------------------------------------------------------------------------------
Earl Adolph Contracting                                            144,848
--------------------------------------------------------------------------------
Royce Cook Contracting                                             117,639
--------------------------------------------------------------------------------
D.J Trucking                                                       104,855
--------------------------------------------------------------------------------
Les Boomer Trucking                                                 63,559
--------------------------------------------------------------------------------
O.B. Trucking 43,392
--------------------------------------------------------------------------------
K & L Contracting                                                   23,033
--------------------------------------------------------------------------------
FORESTRY:
--------------------------------------------------------------------------------
DWB Forestry Consultants                                           985,963
--------------------------------------------------------------------------------
Inland Timber Management                                           444,330
--------------------------------------------------------------------------------
Aspen Valley Ranch                                                 426,460
--------------------------------------------------------------------------------
Walk About Enterprises                                             351,439
--------------------------------------------------------------------------------
Cariboo Forest Consultants                                         215,433
--------------------------------------------------------------------------------
Esketemcemc First Nation                                           193,023
--------------------------------------------------------------------------------
Leduc Contracting                                                  128,438
--------------------------------------------------------------------------------
Quality Excavating                                                  74,882
--------------------------------------------------------------------------------
Soda Creek First Nation                                             70,909
--------------------------------------------------------------------------------
Wade Tokarek Forestry                                               67,690
--------------------------------------------------------------------------------
Terra Archeology                                                    62,574
--------------------------------------------------------------------------------
Paragon Resources                                                   57,314
--------------------------------------------------------------------------------
Ilnicki Bros Logging                                                53,174
--------------------------------------------------------------------------------
Ken's Custom Grading                                                28,989
--------------------------------------------------------------------------------
Bigfoot Consulting                                                  28,440
--------------------------------------------------------------------------------
Canoe Creek Indian Band                                             25,708
--------------------------------------------------------------------------------
Chiltech Forestry                                                   20,573
--------------------------------------------------------------------------------
Lake Excavating                                                     19,289
--------------------------------------------------------------------------------

3. COLLECTIVE AGREEMENTS AND MEMORANDA OF UNDERSTANDING WITH UNIONS AND/OR GROUPS OF CONTRACTORS:

The Company is a party to the Master Agreement with the Industrial Wood and Allied Workers of Canada ("IWA") for the British Columbia Interior Region (as part of the Interior Forest Labour Relations Association).


The following is a listing of the current understandings or agreements in place:

    o        L of U ratified, but unsigned dated June 24, 2003
    o        Memorandum of Agreement for years 2003 - 2009
    o        Letter of Agreement trades - boot allowance
    o        Memo - Re: Call-Ins dated May 8, 2003
    o        N. Reynolds Stat holiday agreement
    o        Mechanical Maintenance agreement dated Dec 16, 2002
    o        Apprenticeship Tuition dated Dec 16, 2002
    o        HD Shop Shifting schedule dated Oct 29, 2002
    o        B Grewal - Bereavement Leave dated Sept 16, 2002
    o        Letter of Understanding Training program dated Nov 5, 2001
    o        Stat holidays for casual employees dated Apr 10, 2001
    o        Holiday Pay agreement dated Jan, 2001
    o        P Comeau Grievance dated Dec 12, 2000
    o        Bereavement Leave Step Grandparents, etc dated Apr 13, 2000
    o        Agreement temp electrician dated Nov 1, 1999
    o        Grievance K Dhaliwal/J Mcafee dated Oct 1, 1999
    o        LJ Parker Grievance - Stat Holiday Pay dated Sept 29, 1999
    o        Letter of Understanding Apprenticeship Program dated Apr 27, 1999
    o        Plant Committee meeting call-ins / lockouts dated Mar 11, 1999
    o        First aid Premiums for designated FA tickets dated Sept 30, 1998
    o        Memorandum of Agreement planer mill tech training dated Jan 24,
             1997
    o        Ajit Dhami 3rd step grievance dated July 21, 1995
    o        Sawmill graveyard CNS shifts dated Oct 17, 1994
    o        Electrical Shifting dated May 24, 1991
    o        Call-Ins dated Jan 24, 1991
    o        Right of Reference Richard Bainbridge dated Dec 28, 1990
    o        Leaves of Absence dated Oct 24, 1989
    o        Shift vacancy notice for trades dated Apr 12, 1989
    o        Agree on clause inclusion into collective agreement dated Apr 4,
             1989
    o        Contract Yard Grader dated Mar 16, 1989
    o        Addendum to grievance dated Jan 18, 1989
    o        Walk Out Summary Aug, 1988
    o        Interpretation Gerald Povelofskie dated Jun 28, 1988
    o        Shift Agreement dated Nov 25, 1987
    o        Training Program dated Nov 18, 1987
    o        Overtime by seniority dated Nov 18, 1987
    o        Lignum and IWA issues dated Oct 6, 1987
    o        Lignum and IWA Contracting Out letter of understanding dated Feb 5,
             1987

    o        Compassionate Leave Letter of Understanding dated May 6, 1985
    o        Letter of Understanding Grinderman and Sawfilers dated Mar 16, 1981
    o        IWA and N-C FLRA Floating Holiday dated Dec 4, 1978
    o        Letter of Understanding Job Evaluation dated July 3, 1975


The Company is party to a Trucking Agreement with the group of truckers identified above as the "Seniority Truckers", for whom the IWA acted as agent in negotiations. Each of the truckers remains as an independent contractor, but the Trucking Agreement governs the process for allocating work among those truckers and fixing hauling rates.

A tentative agreement on hauling rates was reached on January 22, 2004 and a copy of the tentative agreement, signed by the Trucking Committee and being circulated for signature top the truckers, has been delivered to the Purchaser.

                                  SCHEDULE 3.8

                                 EMPLOYEE PLANS

EMPLOYEE PENSION ARRANGEMENTS:

1. The Company maintains a group RRSP, into which it makes contributions equal to 8% of employees' gross earnings pursuant to Group Annuity Policy GA 10074-1-RSP/LIRA between Clarica Life Insurance Company and Lignum Limited to provide benefits according to this Policy to the Annuitants of the Retirement Savings Plan and Locked-in Retirement Account effective January 1, 1993 and amended and reissued effective December 1, 2001

2. In addition to the group RRSP, there are certain individual pension plans and retirement compensation arrangements, as follows:

         (a) Pension Plan effective December 1, 1987 (updated Plan document as at March, 1999);

         (b) Pension Trust Agreement appointing trustees pursuant to the pension plan;

         (c) Individual Pension Plan Trust for Designated Employees dated January 1, 1997, appointing trustees for the individual pension plans;

         (d) Individual Pension Plan effective January 1, 1992. restated January 2001 and Pension Trust Agreement for Conrad Pinette made as of December 1, 1993 and Pension Trust Agreement date January 1, 1997 ;

         (e) Individual Pension Plan effective January 1, 1994, as amended on September 26, 1994, December 7, 1995 and August 29, 1998 and Pension Trust Agreement for Robert Fraser dated January 1, 1994, ;

         (d) Individual Pension Plan effective June 30, 1998 and Pension Plan Trust Agreement for David A. Vaughan made as of June 30, 1998; and

         (e) Individual Pension Plan effective January 1, 2003 and Pension Trust Agreement for John Thomas made as of January 1, 2003

The Company has established Retirement Compensation Arrangements in favour of John A. Thomas and Rob Fraser. These arrangements do not involve any ongoing financial obligation of the Company.

All employees are entitled to coverage under the Company's standard extended health and benefits plan, including standard dental, pharmaceutical and extended medical benefits.

TRADER PROFIT SHARING ARRANGEMENTS:

The Company's lumber trader employees are entitled to revenue participation on the following bases:

The lumber sales arrangements vary with the products and customer base. Wholesale commissions are supplemented by an annual allocation for mill support, business development and company performance. The annual allocation is discretionary but has fluctuated between $200,000-$300,000 per year depending on the mill support allocation, extent of business development and overall corporate performance.

The following are the current details for the lumber sales personnel:

SENIOR LUMBER SALES STAFF

BRENT BABCOCK: 35% on first $400,000 of wholesale contribution, 37 1/2% on the next $400,000 and 40% on any additional. Base salary of $100,000 is covered by mill support allocation, company performance and wholesale contribution before a performance bonus is paid.

JIM GRAY: 40% on all wholesale contribution. Base salary of $110,000 is covered by the wholesale contribution before a performance bonus is paid. His commission remuneration includes a selective mill sales commitment.

ROBERTA HICKS: Currently on part-time status in connection with a maternity leave. 35% on first $400,000 of wholesale contribution, 37 1/2% on the next $400,000 and 40% on any additional. Base salary of $45,000 (pending return to full-time work) plus a parking allowance are covered by wholesale sales commission, mill support allocation and company performance before a performance bonus is paid.

MALCOLM STODDART: 28% on all wholesale contribution. Base salary of $85,000 plus a vehicle allowance of $6,000 is covered by mill support allocation, company performance and wholesale contribution before a performance bonus is paid.

ROB MAISEY: Main responsibility is marketing volume under Longview contract on a share of commission basis plus 35% on any additional wholesale up to $400,000 and 37 1/2% on any additional. The sales/marketing commission on Longview sales is 45% of the commission received on the Longview contract until August 31,2004 and then the percentage reduces to 35%. Base salary of $102,000 is covered by the mill support allocation, company performance, Longview commissions and wholesale contribution before a performance bonus is paid.

TODD PERRY: Main responsibility is marketing Jackpine Engineered Wood Inc.'s EZSPAN product and providing Jackpine Group with wholesale lumber raw material supplies and coordinating lumber deliveries from the Williams Lake sawmill. Wholesale commissions are at 32% of the first $400,000 contribution and at 35% on any additional. Base salary of $85,000 plus a parking allowance are covered by sales commissions, mill support allocation and company performance before a performance bonus is paid.

JUNIOR LUMBER SALES STAFF

DANA HUTCHINSON: 35% on first $400,000 of wholesale contribution, 37 1/2% on the next $400,000 and 40% on any additional. Base salary of $60,000 plus a parking allowance are covered by wholesale sales commission, mill support allocation and company performance before a performance bonus is paid.

CLAYTON STAFFORD: 35% on first $400,000 of wholesale contribution, 37 1/2% on the next $400,000 and 40% on any additional. Base salary of $52,000 (subject to review in early 2004) is covered by wholesale commission, mill support allocation and company performance before a performance bonus is paid.

TEAM MSR - (Craig Stuart, (Team Leader) and Chuck Murdoch and Ian Leask) - operate as a team but with specific priority accounts.

CHUCK MURDOCH: 35% on first $400,000, 37 1/2% on next $400,000 and 40% on any additional. Base salary of $78,000 (subject to review in early 2004) plus a parking allowance are covered by wholesale sales commission, mill support allocation and company performance before a performance bonus is paid.

IAN LEASK: 35% on first $400,000, 37 1/2% on next $400,000 and 40% on any additional. Base salary of $80,000 plus a parking allowance are covered by wholesale sales commission, mill support allocation and company performance before a performance bonus is paid.

CRAIG STUART: Team MSR gross commission contribution minus commission contributions allocated to Chuck Murdoch and Ian Leask are the basis for Craig's commission calculation. 35% on the first $400,000, 37 1/2% on the next $400,000, 40% on the next $400,000, 42 1/2% on the next $400,000 and 45% on any additional over $1,600,000. Base salary of $175,000 plus various perks approximating $21,000 are covered by wholesale sales commissions, mill support allocation, business development and company performance before a performance bonus is paid.

CONTRACTOR BENEFIT COST-SHARING ARRANGEMENTS:

The Company has agreed to contribute 50% of the costs of certain benefits provided by certain of its contractors to their employees, as follows:

Jordef:  $2,352.00 per month

R&D:     $  734.00 per month

Camille: $  570.00 per month

These benefits include extended health, dental, life insurance and AD&D for all, and for hourly employees also include wage indemnity. For principals and salaried staff, long term disability is included.

EMPLOYEE INDEMNIFICATION AGREEMENTS REGARDING DIRECTORSHIPS OF JOINT VENTURE
COMPANIES:

(a) Marie Bernadette Beck (Chendi Enterprises Ltd., Dagish Enterprises Ltd., Ecolink Forest Services Ltd., Stswecemcemc Enterprises Ltd. and Tsi'Bas Forest Services Ltd.)

(b)      Brian LaPointe (Ecolink Forest Products Ltd.)

(c) Martin Tazelaar (Chendi Enterprises Ltd., Natasewed Enterprises Ltd. and Tsi'Bas Forest Services Ltd.)

(d)      Kim Peel (Tsi Bas)

(e)      Ryan Weltz (Ecolink)

(f)      Ron Bremner (Chendi and Ecolink); and

(g)      John Liscomb and Shawn Howsden (Stswecemcemc)

                                  SCHEDULE 3.9

                                 TIMBER TENURES



1.       Forest License A55901, together with Amendments Nos. 1 and 2 thereto

2. Approved commitment schedule dated June 16, 1997, setting out commitments on FL A55901

3.       Forest License A20018

4.       Forest License A20003

5. Forest Licence A49779 (Held by the Subsidiary. The License has now expired (some remaining volume was transferred to other licenses held by the Company) and the only remaining obligations under this License relate to silviculture, in respect of which the Company has posted a letter of credit with the Ministry of Forests.


QUALIFICATIONS:


1. The Ministry of Forested is investigating the following alleged contraventions by the Company of the FOREST PRACTICES CODE:

         DATE                       PARTICULARS
         ----                       -----------

         July 24, 2001              Forwarder operated under wet conditions
                                    causing excessive rutting over a 50m section of trail.

         March 16, 2002             Douglas-fir harvest limit in SP exceeded.

         August 20, 2002            Improperly installed drainage structure.
                                    (Rip rap not installed in accordance with plan).

         September 5, 2003          Decks left behind spreading MPB into
                                    standing timber.


         September 5, 2003          Contractor built road not on plan.


2.       See Schedule 3.5(k) regarding First Nations issues.

3. The Company has received correspondence from the Ministry of Forests confirming the Ministry's intention to offer replacements for FL 20018 and 20003 once the Ministry completes its process of consultation with First Nations.

                                SCHEDULE 3.10(b)

                           VENDOR'S REQUIRED APPROVALS


1. Consent to change of control of the Company is required from Mottistone Holdings Ltd. pursuant to the lease between the Company and Mottistone Holdings dated December 6, 2001 for Suite 1200 and 1100, 1090 West Georgia Street, Vancouver, British Columbia.

2. Consent of Longview Fibre Company is required to an assignment of the Lumber Sales Representation Agreement dated September 1, 2001 and to a change of control of the Company. 30 days prior written notice must be given.

3. The Vendor is required to pre-notify the Competition Bureau regarding the transactions contemplated by this Agreement in accordance with the merger pre-notification provisions of the Competition Act (Canada), and to refrain from completing the merger until the applicable waiting periods have expired.

4. The Vendor is required to file certain required information with the United States government regarding the Vendor, the Company and the transactions contemplated by this Agreement in accordance with the provisions of the HSR Act, and to refrain from completing the merger until the applicable waiting periods have expired or until an earlier clearance is issued.

5. Consent to change of control of the Company is required from Piedmont Hawthorne pursuant to the lease between the Company and Piedmont Hawthorne for the aircraft hangar and office space.

                                 SCHEDULE 4.1(d)

                         PURCHASER'S REQUIRED APPROVALS



1. The Purchaser is required to pre-notify the Competition Bureau regarding the transactions contemplated by this Agreement in accordance with the merger pre-notification provisions of the Competition Act (Canada), and to refrain from completing the merger until the applicable waiting periods have expired.

2. The Purchaser is required to file certain required information with the United States government regarding the Purchaser and the transactions contemplated by this Agreement in accordance with the provisions of the HSR Act, and to refrain from completing the merger until the applicable waiting periods have expired or until an earlier clearance is issued.

3. The Purchaser is required to obtain approval of the Toronto Stock Exchange to the issuance of shares of the Purchaser to the Vendor at the Closing (obtained).

                                 SCHEDULE 7.4(i)

                          OPINION OF VENDOR'S SOLICITOR


o, 2004

Riverside Forest Products Limited
820 Guy Street
Kelowna, BC  V1Y 7R5

Bull, Housser & Tupper
3000 Royal Centre
1055 West Georgia Street
Vancouver, BC  V6E 3R3

Dear Sirs/Mesdames:

RE: SALE BY LESLIE J. KERR LTD. TO RIVERSIDE FOREST PRODUCTS LIMITED OF ALL OF THE ISSUED AND OUTSTANDING SHARES OF LIGNUM LIMITED

We have acted as counsel to Leslie J. Kerr Ltd. (the "Vendor") and Lignum Limited (the "Company") in connection with the transactions contemplated in the Share Purchase Agreement dated February 1, 2004 between Riverside Forest Products Limited (the "Purchaser") and the Vendor (the "Share Purchase Agreement"), and in such capacity we have been asked to render our opinion in connection with the sale by the Vendor of all of the issued and outstanding shares of the Lignum Limited (the "Company").

Capitalized terms used in this letter and not defined have the meaning given to them in the Share Purchase Agreement. This opinion is being delivered to you pursuant to Section o of the Share Purchase Agreement.

We have examined originals or copies, certified or identified to our satisfaction, of the constating documents of the Company and the Vendor and of such corporate records of the Company and the Vendor, certificates of public officials, officers of the Company and the Vendor and such other documents, and have considered such questions of law and made such other investigations, as we have deemed relevant or necessary as a basis for the opinions hereinafter expressed. As to certain matters of fact relevant to our opinions herein, we have relied on a certificate of a senior officer of each of the Company and the Vendor of even date herewith, a copy of which has been delivered to you.

In such examinations, we have assumed the genuineness of all signatures, the legal capacity of all individuals, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies or facsimiles thereof.

Whenever any opinion set forth herein is based on a state of facts and is qualified by the phrase "to the best of our knowledge", "is aware", "known to us", "has knowledge" or "to the knowledge", or the negative of any such phrases, it is intended to indicate that during the course of our representation of the Company and the Vendor in respect of the transactions which are the subject of the opinion, no information has come to the attention of lawyers in this firm who are actively engaged in the transactions which are the subject of this opinion which has given them actual knowledge that such state of facts does or does not exist. We have not undertaken any independent investigation or reviewed any files in our possession to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company and the Vendor.

We are solicitors qualified to carry on the practice of law in the Province of British Columbia and express no opinion as to any laws, or matters governed by any laws, other than the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

In expressing the opinions set forth in paragraphs 1 and 2 below, we have relied solely on Certificates of Good Standing dated o, 2004 issued by the British Columbia Registrar of Companies.

The following opinions are also subject to the following qualifications:

         (a) the enforceability of any document may be limited by applicable bankruptcy, reorganization, winding up, insolvency, moratorium or other laws of general application affecting the enforcement of creditor's rights from time to time in effect;

         (b) no opinion is expressed as to any specific remedy that might be granted, imposed or rendered and, in particular, no opinion is expressed as to the availability of equitable remedies for the enforcement of any provision of any documents;

         (c) the enforceability of provisions that purport to sever any provision that is prohibited or unenforceable under the applicable law without affecting the enforceability or validity of the remainder of such document would be determined only in the discretion of the court; and

         (d) the effect of a vitiating factor such as mistake, misrepresentation, fraud, duress or undue influence.

We understand that the reliances, limitations and assumptions expressed in the preceding paragraphs are satisfactory to you.

Based and relying upon and subject to the foregoing, it is our opinion that:

1. The Company is a company duly amalgamated under the COMPANY ACT (British Columbia) and is in good standing with respect to the filing of annual reports with the British Columbia Registrar of Companies.

2. The Vendor is a company duly incorporated under the COMPANY ACT (British Columbia) and is in good standing with respect to the filing of annual reports with the British Columbia Registrar of Companies.

3. The Vendor has the requisite corporate power and authority to execute, deliver and perform its obligations under the Share Purchase Agreement.

4. The Share Purchase Agreement has been duly and validly authorized by the Vendor and duly executed and delivered by an authorized officer of the Vendor, and constitutes a legal, valid and binding obligation of the Vendor, enforceable against the Vendor in accordance with its terms.

5. The authorization, execution, delivery and performance by the Vendor of the Share Purchase Agreement do not and will not conflict with, and do not and will not result in a breach of, the memorandum or articles of the Vendor or the Company as in existence as of the date hereof.

6. Except as disclosed in or pursuant to the Share Purchase Agreement, we are not aware of any action, proceeding or governmental investigation pending, or threatened in writing, against the Company and which is required to be disclosed in the Share Purchase Agreement.

7. The authorized capital of the Company consists of 100,000 Common shares with a par value of $1.00 per share, of which 45,000 shares are validly issued and outstanding as fully paid and non-assessable (the "Shares").

8. All of the Shares are duly and validly registered in the name of the Vendor.

9. To our knowledge, there are no outstanding options, warrants or other convertible securities of the Vendor or the Company entitling any person to purchase shares in the capital of the Vendor.

10. To our knowledge, except as contained in the Share Purchase Agreement, there are no agreements or understandings (i) between the Company and any of its shareholders or (ii) between or among any of the Company's or the Vendor's shareholders which affect, restrict or relate to voting, giving of written consents, dividend rights or transferability of shares with respect to the Shares.

11. All necessary corporate action has been taken to permit the Shares to be duly and validly registered in the name of the Purchaser.

This opinion is rendered solely to the addressees listed above in connection with the Share Purchase Agreement and may not be used or relied upon by you for any other purpose or used or relied upon by any other person without our prior written consent.

Yours truly,

                                 SCHEDULE 7.4(j)

                       EMPLOYMENT AGREEMENT - JOHN C. KERR


See attached.

                                 SCHEDULE 7.4(q)

                        OPINION OF PURCHASER'S SOLICITOR


o, 2004

Leslie J. Kerr Ltd.
1200-1090 West Georgia Street
Vancouver, British Columbia
V6E 3V7

Grossman & Stanley
1200-1090 West Georgia Street
Vancouver, British Columbia
V6E 3V7

Dear Sirs/Mesdames:

RE: PURCHASE BY RIVERSIDE FOREST PRODUCTS LIMITED FROM LESLIE J. KERR LTD. OF ALL OF THE ISSUED AND OUTSTANDING SHARES OF LIGNUM LIMITED

We have acted as counsel to Riverside Forest Products Limited (the "Purchaser") in connection with the transactions contemplated in the Share Purchase Agreement dated February 1, 2004 (the "Share Purchase Agreement") between Riverside and Leslie J. Kerr Ltd. (the "Vendor") and in such capacity we have been asked to render our opinion in connection with the purchase by the Purchaser of all of the issued and outstanding shares of Lignum Limited (the "Company") and the issuance and sale by the Purchaser to the Vendor or its nominee of o common shares in the capital of the Purchaser (the "Shares") as part of the consideration for such purchase.

Capitalized terms used in this letter and not defined have the meaning given to them in the Share Purchase Agreement. This opinion is being delivered to you pursuant to Section o of the Share Purchase Agreement.

We have examined originals or copies, certified or identified to our satisfaction, of the constating documents of the Purchaser and of such corporate records of the Purchaser, certificates of public officials, officers of the Purchaser and such other documents, and have considered such questions of law and made such other investigations, as we have deemed relevant or necessary as a basis for the opinions hereinafter expressed. As to certain matters of fact relevant to our opinions herein, we have relied on a certificate of a senior officer of the Purchaser of even date herewith, a copy of which has been delivered to you.

In such examinations, we have assumed the genuineness of all signatures, the legal capacity of all individuals, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies or facsimiles thereof.

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                                       2


Whenever any opinion set forth herein is based on a state of facts and is qualified by the phrase "to the best of our knowledge", "is aware", "known to us", "has knowledge" or "to the knowledge", or the negative of any such phrases, it is intended to indicate that during the course of our representation of the Purchaser in relation of the transactions which are the subject of the opinion, no information has come to the attention of lawyers in this firm who are actively engaged in the transactions which are the subject of this opinion which has given them actual knowledge that such state of facts does or does not exist. We have not undertaken any independent investigation or reviewed any files in our possession to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Purchaser.

We are solicitors qualified to carry on the practice of law in the Province of British Columbia and express no opinion as to any laws, or matters governed by any laws, other than the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

For the purposes of this opinion, the term "Applicable Securities Laws" means the SECURITIES ACT (British Columbia) ("BCSA"), the rules and regulations thereunder and the rules, instruments and policies of the British Columbia Securities Commission ("BCSC").

In expressing the opinion set forth in paragraph 1 below, we have relied solely on a Certificate of Good Standing dated o, 2004 issued by the British Columbia Registrar of Companies.

In expressing the opinion set forth in paragraph 2, we have relied solely on a certificate dated o, 2004 issued by the BCSC.

In expressing the opinion set forth in paragraph 5, insofar as such opinion relates to the number of issued and outstanding shares of the Purchaser, we have relied solely on a certificate of Computershare Trust Company of Canada dated o, 2004, a copy of which has been delivered to you.

In expressing the opinions set forth in paragraph 9, we have assumed:

         (a)      that the Vendor is purchasing the Shares as principal; and

         (b) there has been no advertising in connection with the issue and sale of the Shares in printed public media of general and regular paid circulation, or on radio, television or telecommunications, including electronic display, or otherwise.

In expressing the opinions set forth in paragraph 12, we have relied solely on a letter of The Toronto Stock Exchange (the "Exchange") dated January 9, 2004.

The following opinions are also subject to the following qualifications:

         (a) the enforceability of any document may be limited by applicable bankruptcy, reorganization, winding up, insolvency, moratorium or other laws of general

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                                       3


                  application affecting the enforcement of creditor's rights from time to time in effect;

         (b) no opinion is expressed as to any specific remedy that might be granted, imposed or rendered and, in particular, no opinion is expressed as to the availability of equitable remedies for the enforcement of any provision of any documents;

         (c) the enforceability of provisions that purport to sever any provision that is prohibited or unenforceable under the applicable law without affecting the enforceability or validity of the remainder of such document would be determined only in the discretion of the court; and

         (d) the effect of a vitiating factor such as mistake, misrepresentation, fraud, duress or undue influence.

We understand that the reliances, limitations and assumptions expressed in the preceding paragraphs are satisfactory to you.

Based and relying upon and subject to the foregoing, it is our opinion that:

1. The Purchaser is a company duly incorporated under the COMPANY ACT (British Columbia), and is in good standing with respect to the filing of annual reports with the British Columbia Registrar of Companies.

2. The Purchaser is a "reporting issuer" as defined in the BCSA and is not in default of filing financial statements required by the BCSA or paying prescribed fees and charges.

3. The Purchaser has the requisite corporate power and authority to execute, deliver and perform its obligations under the Share Purchase Agreement.

4. The Share Purchase Agreement has been duly and validly authorized by the Purchaser and duly executed and delivered by an authorized officer of the Purchaser, and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

5. The authorized capital of the Purchaser consists of 25,000,000 common shares without par value, of which 8,803,993 are validly issued and outstanding as fully paid and non-assessable.

6. To our knowledge, there are no outstanding options, warrants or other convertible securities of the Purchaser entitling any person to purchase shares in the capital of the Purchaser.

7. The authorization, execution, delivery and performance by the Purchaser of the Share Purchase Agreement and the issue and sale of the Shares do not and will not conflict with, and do not and will not result in a breach of, the memorandum or articles of the Purchaser as in existence as of the date hereof.

8. The Shares have been duly authorized and validly allotted and issued by the Purchaser to the Vendor and are outstanding as fully paid and non-assessable shares in the capital of the Purchaser.

9. The issue and sale of the Shares to the Vendor have been effected in such a manner as to be exempt from the registration and prospectus requirements of Applicable Securities Laws and no prospectus is required nor are any other documents required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory authorities obtained under Applicable Securities Laws to permit the issuance, sale and delivery of the Shares by the Purchaser to the Vendor, other than the execution and filing by or on behalf of the Purchaser, within 10 days after the Closing Date, of a report prepared on Form 45-103F4 prepared and executed in accordance with Applicable Securities Laws and filed with the BCSC together with the requisite filing fees and fee checklist.

10. No prospectus is required and no other documents are required to be filed, proceedings taken or approvals, permits, consents, orders or authorizations of regulatory authorities obtained under Applicable Securities Laws in connection with the first trade of the Shares made by the Vendor through registrants registered under Applicable Securities Laws who have complied with such Applicable Securities Laws or in circumstances in which there is an exemption from the registration requirements of Applicable Securities Laws, provided that at the time of such trade:

         (a) the Purchaser is and has been a reporting issuer in a jurisdiction listed in Appendix B of Multilateral Instrument MI 45-102 ("MI 45-102") for the four months immediately preceding the trade;

         (b) at least four months have elapsed from the date of distribution of the Shares to the Vendor;

         (c) the certificates representing the Shares bore the legend required by subsection 2.5(2) of MI 45-102;

         (d)      such trade is not a "control distribution" as defined in MI
                  45-102;

         (e) no unusual effort is made to prepare the market or to create a demand for the securities that are the subject of the trade and no extraordinary commission or consideration is paid to a person or company in respect of such trade;

         (f) if the seller is an insider or officer of the Purchaser, the seller has no reasonable grounds to believe that the Purchaser is in default of securities legislation; and

         (g) such trade is not a transaction or series of transactions involving a purchase and sale or repurchase and resale in the course of or incidental to a "distribution" as defined in Applicable Securities Laws.

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                                       5


11.      The Purchaser is a "qualifying issuer" as defined in MI 45-102.

12. The Purchaser's common shares are listed and posted for trading on the Exchange. The Exchange has accepted notice of the issuance of the Shares and has conditionally approved the listing of the Shares, subject to the filing and review of customary post-closing documentation and the payment of the required listing fees within the specified time periods.

This opinion is rendered solely to the addressees listed above in connection with the transactions contemplated by the Share Purchase Agreement and may not be used or relied upon by you for any other purpose or used or relied upon by any other person without our prior written consent.


Yours truly,